[cover]

                            Aetna Series Fund, Inc.

                                   BUILD FOR
                               RETIREMENT. MANAGE
                                 FOR LIFE.(SM)

                                     Aetna
                                  Mutual Funds
                                 Annual Report




                                October 31, 1997


ANN.AETSER-97                                                      [Aetna logo]

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

President's Letter................................................          1

Investment Review.................................................          2

Portfolios of Investments:

  Aetna Money Market Fund.........................................         24

  Aetna Government Fund...........................................         26

  Aetna Bond Fund.................................................         27

  The Aetna Fund..................................................         29

  Aetna Growth and Income Fund....................................         38

  Aetna Growth Fund...............................................         47

  Aetna Index Plus Fund...........................................         49

  Aetna Small Company Fund........................................         55

  Aetna International Growth Fund.................................         57

Statements of Assets and Liabilities..............................         60

Statements of Operations..........................................         62

Statements of Changes in Net Assets...............................         64

Notes to Financial Statements.....................................         69

Additional Information............................................         77

Financial Highlights..............................................         78

Independent Auditors' Report......................................         87

                               President's Letter



Dear Fellow Shareholders,

We are pleased to bring you this annual report of the performance of your funds. Thank you for your confidence in Aetna and your investment in Aetna Mutual Funds.

Although past performance is no assurance of future results, we are very pleased with the continued success of Aeltus Investment Management, Inc., subadvisor to the Funds. As indicated in several of the individual portfolio reports, improvements in our stock selection disciplines and quantitative research capabilities have produced favorable results.

The past twelve months have given us a strong economy with higher domestic production and low inflation rates. Increased revenues and reduced Federal spending have brought us closer to a balanced budget. Interest rates began a slow decline after reaching a peak in April. We expect the Federal Reserve to maintain a stable economic policy with no near term increase in interest rates. Overall, the U.S. economy should continue modest growth and low inflation. As a result, our outlook for the bond market is neutral to slightly positive. We believe volatility is likely to continue in the equity markets. Despite pressure on corporate profits in an uncertain environment, we believe there will continue to be investment opportunities in the coming months.

We expect slow recoveries for Japan and Asian economies following this year's currency crisis. In Latin America, economies may be temporarily hindered by the Asian Crisis, but we expect a Market rebound in 1998. For European Markets, company restructuring and shareholder attention should provide equity holders a solid return.

As I move on to new assignments within Aetna, J. Scott Fox, currently Treasurer of the Funds, will assume the role of President of the Funds. I am proud to have been the Funds' President for the past six years and look forward to continuing to serve as a Director.

Aetna is pleased to help you meet your retirement and investment needs with quality products and services. Thank you again for investing in our Funds.


Yours sincerely,

/s/ Shaun P. Mathews
    Shaun P. Mathews
    President

*********************************[Line Chart:]*********************************
                                                         Aetna Money Market Fund
                                                               Growth of $10,000
         Average Annual Total Returns
    for the Year Ended October 31, 1997*
    ------------------------------------

                    1 Year   5 Year   Inception+
                    ------   ------   ----------
  Select Class      5.49%     4.83%     4.73%
 Adviser Class      5.49%     4.83%     4.73%

Aetna Money Market Fund   Aetna Money Market Fund
   (Select Class)             (Adviser Class)                   IBC
-----------------------   ------------------------       ----------------
       10,000                 10,000                           10,000
       10,104                 10,104                           10,096
       10,210                 10,210                           10,184
       10,308                 10,308                           10,263
       10,404                 10,404                           10,334
       10,488                 10,488                           10,404
       10,572                 10,572                           10,472
       10,656                 10,656                           10,541
       10,744                 10,744                           10,611
       10,834                 10,834                           10,684
       10,934                 10,934                           10,773
       11,057                 11,057                           10,878
       11,205                 11,205                           11,003
       11,365                 11,365                           11,148
       11,536                 11,536                           11,299
       11,706                 11,706                           11,446
       11,875                 11,875                           11,592
       12,031                 12,031                           11,731
       12,187                 12,187                           11,869
       12,347                 12,347                           12,009
       12,402                 12,402                           12,056
       12,732                 12,732                           12,201
       12,905                 12,905                           12,351
       13,083                 13,083                           12,503
********************************************************************************

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                             Aetna Money Market Fund

How did the Fund perform during the period?

The Aetna Money Market Fund (Money Market) Select and Adviser Class shares generated a total return of 5.49%, net of fund expenses, for the twelve-month period ended October 31, 1997. This performance was 0.55% higher than the average return generated by the universe of taxable money market funds tracked by IBC's Money Funds Report Average/All Taxable Index(a) for the same period.

What economic or financial market conditions impacted the Fund?

The strong economy coupled with lack of inflationary pressures have kept monetary policy on hold since March. At that time, the Federal Reserve raised federal funds rates by 25 basis points to 5.50% in response to strong consumer demand and higher utilization rates. Since then, the money market curve, which plots yields against maturities of one year or less, has gradually flattened as longer rates fell.

Several factors have impacted the shape of the money market yield curve. Higher tax receipts and federal spending cuts have moved the U.S. closer to a balanced budget. The direct impact has been on the size of the Treasury auctions of bills, notes and bonds which have been smaller in size, due to the government's reduced financing needs. Strong demand, combined with the short supply of bills, have moved yields lower. One year Treasury bills have shown the greatest decline in yield and are 15 basis points lower than the Federal funds rate. The strong demand also narrowed credit spread differentials as investors sought higher yields.

What investments influenced the Fund's performance over the past twelve months?

With a flat money market curve and relatively tight credit spreads, emphasis was placed on securities with short maturities and high credit quality. To add incremental yield, Money Market increased its allocation to asset-backed securities and asset-backed commercial paper over the past year. Asset-backed securities are AAA rated securities that are generally collateralized by a pool of assets such as automobile loans, credit card receivables or computer leases. These securities, along with investments in adjustable rate securities, contributed to favorable returns.


2  See Definition of Indices.

What is your outlook going forward?

We believe that the Federal Reserve will continue to maintain a stable monetary policy. Interest rates are unlikely to be raised at this juncture due to the potential negative impact on global economies. The weakness in overseas demand will likely exert some restraint on the pace of growth in the United States. We believe inflationary pressures will also be contained as increased competition curtails the ability to raise prices. In this stable interest rate environment, we will maintain the current investment strategy and asset allocations.

An investment in Money Market is neither insured nor guaranteed by the United States Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


--------------------------------------------------------------
Quality Ratings*
--------------------------------------------------------------
Tier 1                                                   99.0%
Tier 2                                                    1.0%


--------------------------------------------------------------
Maturity Distribution
--------------------------------------------------------------
1-30 days                                                48.8%
31-60 days                                               12.7%
61-90 days                                                5.6%
91-120 days                                               3.2%
121-180 days                                              7.1%
181-397 days                                             22.6%

* Tier 1 securities are securities which are rated by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security in the highest short-term rating category, or comparable unrated securities. Tier 2 securites are securities that are not rated as Tier 1.

*********************************[Line Chart:]*********************************
                                                           Aetna Government Fund
                                                               Growth of $10,000
         Average Annual Total Returns
    for the Year Ended October 31, 1997*
    ------------------------------------

                    1 Year     Inception+
                    ------     ----------
  Select Class      8.39%        6.13%
 Adviser Class      6.67%        5.34%

Aetna Government Fund      Aetna Government Fund       Lehman Brothers
   (Select Class)             (Adviser Class)          Government Index
---------------------      ---------------------       ----------------
       10,000                    10,000                    10,000
        9,790                     9,772                     9,699
        9,739                     9,713                     9,588
        9,784                     9,736                     9,629
        9,811                     9,743                     9,662
       10,254                    10,161                    10,118
       10,779                    10,666                    10,745
       10,932                    10,793                    10,935
       11,380                    11,214                    11,435
       11,173                    10,991                    11,176
       11,196                    10,993                    11,230
       11,382                    11,156                    11,419
       11,583                    11,333                    11,670
       11,738                    11,455                    11,824
       12,311                    11,987                    12,402
       12,555                    12,178                    12,680
********************************************************************************

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 22, 1993. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                              Aetna Government Fund

How did the Fund perform during the period?

For the twelve-month period ended October 31, 1997, the Aetna Government Fund (Government) Select Class shares returned 8.39%, net of fund expenses. Government outperformed the Lehman Brothers Intermediate Government Index(b), which reported a return of 7.33%, but underperformed the Lehman Brothers Government Index(c) which returned 8.66% for the same period. The Select Class shares ranked in the top 16% (out of 359 funds) of Morningstar's general government bond fund universe for the twelve-month period ended October 31, 1997. Adviser Class shares' performance for the same twelve-month period was 7.67% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 37% (out of 359 funds) of Morningstar's general government bond fund universe for the twelve-month period ended October 31, 1997.

What economic or financial market conditions impacted the Fund?

Government's favorable performance over the last twelve months is partly attributable to having opportunistically maintained a longer average maturity than its peer group. This positioning added incremental return because interest rates fell during the period. Two year Treasury bond yields fell 12 basis points, while 30 year Treasury bond yields fell 49 basis points in response to favorable inflation trends, strong overseas buying and the Federal Reserve's steady monetary policy.

What investments influenced the Fund's performance over the past twelve months?

Government's performance also benefited from overweighting the 7 to 10 year bond portion of the yield curve. A yield curve captures the relationship between the interest rates paid on shorter-term and longer-term bonds. The 7 to 10 year sector experienced the most relative appreciation as the yield curve flattened significantly from the 2 year bond sector to the 10 year bond sector during the year.

Finally, Government's performance was also assisted by a 26% allocation to Government Agency securities and a 35% allocation in Government Agency mortgage pass-throughs. Stable agency spreads caused agencies to outperform Treasuries by approximately 38 basis points over the last twelve months. Government's seasoned high-coupon pass-throughs also outperformed comparable Treasuries by approximately 90 basis points during the period.


4  See Definition of Indices.

Both Government's average duration and its allocation to Agencies, Mortgage pass-throughs and Treasuries are based on fundamental economic analysis and on internal computer models designed to identify favorable market trends and the richness or cheapness of individual securities.

What is your outlook going forward?

The bond market is walking a fine line between a booming economy on one hand and strong deflationary forces on the other. There is little doubt that the current rapid pace of U.S. economic growth is using up available capacity for future growth. In isolation, this ordinarily would begin to spark inflation as strong demand bids up prices to ration limited supplies of labor and capital. Fortunately for the U.S., however, its economic boom is not happening in isolation. Low interest rates and sluggish growth overseas, especially in Asia, are causing large amounts of overseas capital to find a home in the United States. U.S. production capacity is also being increased by a surge in low priced imports that prevents domestic producers from raising prices. Continued low inflation is further supported by inexpensive new technologies which are expanding the economy's ability to produce. The Federal Reserve's steady monetary policy reflects its belief that these positive factors are offsetting potential inflation threats coming from a strong U.S. economy.

Government currently has a somewhat neutral position relative to its peer group, a positioning that reflects the current balance between the fundamental forces mentioned above. The degree to which interest rates can continue to fall may be limited by the current Federal funds rate of 5.50%. Should long-term interest rates approach the Federal funds level, Government may adopt a more defensive duration position and may increase its allocation to mortgage pass-throughs.


------------------------------------------------------------
Quality Ratings
------------------------------------------------------------
AAA                                                    83.3%
N/R                                                    16.7%



------------------------------------------------------------
Maturity Distribution
------------------------------------------------------------
 0-1  years                                             0.0%
 1- 5 years                                             1.0%
 5-10 years                                            39.7%
10-20 years                                            34.5%
20 +  years                                            24.8%

*********************************[Line Chart:]*********************************
                                                                 Aetna Bond Fund
                                                               Growth of $10,000
         Average Annual Total Returns
    for the Year Ended October 31, 1997*
    ------------------------------------

                    1 Year       5 Year             Inception+
                    ------       ------             ----------
  Select Class      7.72%        6.76%                 6.90%
 Adviser Class      5.89%        5.96%                 6.10%

   Aetna Bond Fund        Aetna Bond Fund       Lehman Brothers
   (Select Class)         (Adviser Class)     Aggregate Bond Index
   ----------------       ---------------     --------------------
      10,000                  10,000                 10,000
       9,900                   9,881                  9,872
      10,290                  10,249                 10,271
      10,860                  10,802                 10,712
      10,670                  10,643                 10,741
      11,160                  11,058                 11,185
      11,470                  11,339                 11,481
      11,771                  11,623                 11,781
      11,820                  11,642                 11,788
      11,530                  11,343                 11,450
      11,333                  11,130                 11,332
      11,428                  11,197                 11,401
      11,432                  11,179                 11,444
      11,921                  11,633                 12,021
      12,610                  12,281                 12,753
      12,827                  12,482                 13,003
      13,379                  12,996                 13,557
      13,171                  12,768                 13,317
      13,225                  12,780                 13,393
      13,463                  12,985                 13,641
      13,696                  13,215                 13,944
      13,985                  13,431                 14,181
      14,612                  14,018                 14,876
      14,754                  14,124                 15,183
********************************************************************************

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                                 Aetna Bond Fund

How did the Fund perform during the period?

For the twelve-month period ended October 31, 1997, the Aetna Bond Fund (Bond) Select Class shares generated a total return of 7.72%, net of fund expenses. This performance compares with the Lehman Brothers Aggregate Bond Index(d), which returned 8.89% and the Lehman Brothers Intermediate Aggregate Bond Index(e), which returned 8.10% for the same twelve-month period. Bond's performance relative to its peer group ranked in the top 37% (out of 246 funds) and 38% (out of 110 funds) among Morningstar's high quality corporate bond fund universe for the one year and five year periods, respectively. Adviser Class shares' performance for the same twelve-month period was 6.89% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 57% (out of 246 funds) among Morningstar's high quality corporate bond fund universe for the twelve-month period ended October 31, 1997.

What economic or financial market conditions impacted the Fund?

The combination of a strong economy and low inflationary environment kept the bond market in a relatively narrow range for most of the year. The yield curve, which plots the relationship between bond yields and maturities, flattened as monetary policy remained on hold and inflation premiums declined. Credit spreads, which represent risk premiums expressed as yield differentials over Treasuries, also compressed as balance sheets in corporate America improved. The search for higher yields also drove in spread differentials for alternative asset classes. Bonds of developing countries and domestic high yields narrowed to historically tight spread levels. These trends all changed in October.

October is generally considered a volatile month for financial assets and this year was no exception. Growing concerns over currency weakness and lack of stability in Southeast Asia quickly spread to the rest of the region and eventually cast a shadow over all global financial markets. Investors flocked to the U.S. Treasury market as a safe haven from the market turmoil. U.S. Treasuries staged a strong rally in which the 30 year bond yield fell to a twelve-month low. Spreads widened across all fixed income sectors in response to increased volatility and lack of liquidity, with Asian issuers and emerging market debt securities among the hardest hit.


6  See Definition of Indices.

What investments influenced the Fund's performance over the past twelve months?

Even with the recent spread widening, corporate bonds outperformed other investment grade sectors over the twelve-month period. Bond's overweight allocation to this sector, particularly holdings of domestic banks, finance companies and high quality supranationals*, contributed positively to performance. Improving business fundamentals and consolidations helped strengthen credit profiles for selected high yield holdings in the media, cable and telecommunication industries. Mortgage pass-through positions also contributed favorably to performance as volatility remained fairly low over most of the period.

A significant portion of Bond's underperformance occurred in October as increased volatility in the global markets resulted in significant spread widening within the Yankee** bond sector. Bond's exposure to Asia was relatively modest and concentrated in higher quality countries. Diversification into other regions' debt securities afforded little relief as spreads widened on a global basis.

What is your outlook going forward?

We believe the U.S. economy will continue on the path of moderate growth and low inflation. Strong job growth and tight labor markets along with high utilization rates have generated concerns over potential inflationary pressures. We believe the trend will begin to slow as the global economies decelerate. Competitive pressures abroad will also tend to limit pricing power and keep inflationary pressures in check. Subsequently, we have moved Bond closer to a neutral duration position relative to its peer group.

Spreads have come under pressure as market technicals and liquidity remain poor. Overseas markets are likely to remain volatile over the near term. On a longer term basis, those countries and companies with strong fundamentals could outperform as liquidity improves and the market begins to differentiate between the weak and strong. We have also turned cautious on the mortgage-backed securities sector in this environment of heightened volatility and lower interest rates. If interest rates continue to decline, we believe this sector will come under pressure as homeowners exercise their options to refinance and mortgage prepayment activity accelerates.

------------------------------------------------------------
Quality Ratings
------------------------------------------------------------
AAA                                                    46.3%
AA                                                     11.2%
A                                                      20.7%
BBB                                                     8.3%
BB                                                      7.7%
B                                                       2.0%
CCC                                                     1.5%
N/R                                                     2.3%



------------------------------------------------------------
Maturity Distribution
------------------------------------------------------------
 0-1  years                                             3.3%
 1-5  years                                            17.6%
 5-10 years                                            24.4%
10-20 years                                            21.9%
20 +  years                                            32.8%

* Supranationals are high quality bonds issued by financial institutions that are owned by a group of sovereign governments to provide financial assistance to member countries.

** Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the Securities and Exchange Commission for sale in the United States.

*********************************[Line Chart:]*********************************
                                                                  The Aetna Fund
                                                               Growth of $10,000
         Average Annual Total Returns
    for the Year Ended October 31, 1997*
    ------------------------------------

                    1 Year       5 Year             Inception+
                    ------       ------             ----------
  Select Class      19.57%       13.74%                12.23%
 Adviser Class      17.64%       12.86%                11.36%

The Aetna Fund                       60% S&P 500/    Lehman Brothers
   (Select       The Aetna Fund     40% Lehman      Aggregate Bond    S&P 500
    Class)       (Adviser Class)      Aggregate          Index          Index
--------------   ---------------     ------------    ---------------   -------
   10,000          10,000               10,000           10,000         10,000
   10,020          10,002                9,797            9,872          9,747
   10,309          10,264               10,068           10,271          9,932
   10,459          10,397               10,433           10,712         10,245
   10,669          10,590               10,758           10,741         10,760
   10,989          10,882               11,219           11,185         11,231
   11,119          10,987               11,373           11,481         11,286
   11,449          11,292               11,668           11,781         11,577
   11,709          11,535               11,833           11,788         11,845
   11,398          11,205               11,429           11,450         11,396
   11,268          11,053               11,412           11,332         11,444
   11,531          11,293               11,775           11,401         12,004
   11,509          11,251               11,794           11,444         12,002
   12,053          11,734               12,720           12,021         13,170
   13,078          12,700               13,758           12,753         14,428
   13,890          13,477               14,520           13,003         15,575
   14,522          14,064               15,294           13,557         16,513
   14,907          14,401               15,671           13,317         17,400
   15,460          14,907               16,127           13,393         18,179
   16,066          15,469               16,553           13,641         18,741
   16,394          15,784               16,974           13,944         19,258
   17,041          16,327               18,578           14,181         22,093
   19,686          18,846               21,104           14,876         26,436
   19,604          18,724               20,811           15,183         25,442
********************************************************************************


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                                 The Aetna Fund

How did the Fund perform during the period?

The Aetna Fund (Aetna Fund) Select Class shares generated a total return of 19.57%, net of fund expenses, for the twelve-month period ended October 31, 1997, as compared to the 22.60% return of the 60%/40% mix of the S&P 500 Index(f) and the Lehman Brothers Aggregate Bond Index(e). Aetna Fund's performance over the last one year and five year periods ended October 31, 1997 has improved, with Aetna Fund returns placing in the top 39% (out of 205 funds), and top 36% (out of 53 funds), respectively, among asset allocation funds tracked by Morningstar. Adviser Class shares' performance for the same twelve-month period was 18.64% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 47% (out of 205 funds) among Morningstar's asset allocation fund universe for the twelve-month period ended October 31, 1997.

What economic or financial market conditions impacted the Fund?

Following the Federal Reserve's federal funds rate hike in late March, 1997, interest rates peaked in mid-to-late April and began to decline through the summer as economic data continued to reflect moderate growth and low inflation. As consensus on the U.S. economy's "Goldilocks" scenario (not too hot, not too cold, but just right) endured, corporate profits continued to rise, leading to strong equity market returns, with large company stocks in the performance forefront through much of July. However, turmoil in Southeast Asian currency markets began to brew as increased pressures on key currencies raised fears that Asian economies could slow and currencies could weaken further against the U.S. dollar. Multinational companies were strongly impacted as concerns mounted over their ability to remain competitive as demand slowed in Asia and competitiveness of Asian imports increased from weaker currencies. Amid this environment of increasing foreign market volatility and sustained strength in U.S. economy fundamentals, small company stocks surged to outperform large company stocks, interest rates continued to trend lower and corporate bond spreads continued to tighten from earlier in the year.

By October, however, Asian currency pressure had spread from the generally weaker Asian economies to Hong Kong. Considered the strongest of the Asian region, Hong Kong currencies spun the global stock markets into unprecedented volatility. Though still positive for the year, October's U.S. market performance erased significant gains made during the


8  See Definition of Indices.

summer months. During this period, interest rates continued to decline as global investors sought stability in U.S. Government bonds. This rush into Treasuries combined with the impact of anticipated weaker demand from Asia, prompted the Federal Reserve to take no immediate action on interest rates despite still robust domestic economic data. Another sector hit hard by currency pressures was emerging market bonds which traded off on speculation that other weak economies, particularly Brazil, would fail to withstand currency pressures. Domestic high yield bonds also experienced increased volatility, though not as significant as emerging market securities.

What investments influenced the Fund's performance over the past twelve months?

The under performance of the Aetna Fund against its benchmark index was primarily due to the underweight position in large company stocks in favor of small company stocks. Small company stocks, though posting solid returns for the twelve months ended October 31, 1997, lagged the large company universe by 2.78%, as measured by the Russell 2000 Index(g) and the S&P 500 Index, respectively. The Aetna Fund's cash allocation also contributed to its under-performance versus the index. However, the Aetna Fund's performance did benefit from good stock selection, particularly in the small company portion of the Aetna Fund, which handily outperformed the Russell 2000 Index.

The Aetna Fund's shortened duration posture relative to the Lehman Brothers Aggregate Bond Index and exposure to cash benefited performance in the first half of the year as rates rose. In late March, as the long bond breached the 7.0% level, the Aetna Fund's duration was increased relative to the Lehman Brothers Aggregate Bond Index. The increased duration boosted the Aetna Fund's performance as rates fell from over 7.0% to below 6.2% by the end of October. This positive performance attributable to duration was somewhat offset by the exposure to emerging market debt, which was impacted by foreign market volatility. Exposure to diversifying asset classes, (different investment categories), such as high yield corporates and commercial mortgage-backed securities, benefited performance over the past twelve months despite recent volatility.

What is your outlook going forward?

The Aetna Fund's asset allocation target as of October 31, 1997 reflects our near term market outlook: 45% large company stocks, 10% small company stocks, 30% bonds, and 15% cash.

The domestic economy continues to display solid growth as evidenced by the 3.50% third quarter Gross Domestic Product growth rate. Despite tight labor markets and strong consumer sentiment, inflation continues to be fairly tame. With Asian markets struggling amid currency pressures, we believe growth in this area of the world is likely to slow. The bond market could see continued support over the near term if Asian and other international markets continue their volatility. And, if U.S. inflation remains low, there is less chance of an interest rate hike by the Federal Reserve over the near term, which could provide some stability in the bond market. Under these conditions, our outlook for bonds is neutral to slightly positive for the near term. Additionally, we believe U.S. equity markets continue to offer reasonable total return opportunities.


Large Cap Portfolio Sector Breakdown:

--------------------------------------------------------------------------------------------
                                                   % of            % of         Over/(Under)
Sector                                           Portfolio       S&P 500          Weighting
--------------------------------------------------------------------------------------------
Basic Materials                                    3.5%              5.5%           (2.0)%
Energy                                            10.5%              9.1%            1.4 %
Consumer Non-Discretionary                        18.0%             21.9%           (3.9)%
Consumer Discretionary                             9.2%             10.8%           (1.6)%
Commercial Services                                1.6%              1.9%           (0.3)%
Manufacturing                                     14.2%             12.0%            2.2 %
Technology                                        13.2%             12.3%            0.9 %
Finance                                           20.4%             16.4%            4.0 %
Utilities                                          9.4%             10.1%           (0.7)%

-----------------------------------------------------------
Top Ten Equity Holdings                      % of Portfolio
-----------------------------------------------------------
General Electric Co.                              1.42%
Microsoft Corp.                                   1.01%
Exxon Corp.                                       0.97%
Intel Corp.                                       0.84%
Merck & Co., Inc.                                 0.72%
Royal Dutch Petroleum Co.                         0.69%
Procter & Gamble Co.                              0.65%
IBM Corp.                                         0.65%
American International Group, Inc.                0.64%
Coca-Cola Co.                                     0.61%


-----------------------------------------------------------
Top Five Fixed Income Holdings               % of Portfolio
-----------------------------------------------------------
U.S. Treasury Note, 5.75%, 10/31/00               5.53%
U.S. Treasury Bond, 6.75%, 08/15/26               1.92%
U.S. Treasury Note, 5.75%, 09/30/99               1.79%
U.S. Treasury Note, 5.25%, 12/31/97               1.78%
African Development Bank, 8.80%, 09/01/19         1.10%

*********************************[Line Chart:]*********************************
                                                    Aetna Growth and Income Fund
                                                               Growth of $10,000
         Average Annual Total Returns
    for the Year Ended October 31, 1997*
    ------------------------------------

                    1 Year       5 Year       Inception+
                    ------       ------       ----------
  Select Class      37.44%       19.04%          16.77%
 Adviser Class      35.49%       18.22%          15.96%

    Aetna Growth           Aetna Growth
   and Income Fund        and Income Fund
   (Select Class)         (Adviser Class)         S&P 500 Index
   ----------------       ---------------     --------------------
      10,000                   10,000               10,000
       9,940                    9,922                9,747
       9,940                    9,902                9,932
      10,299                   10,247               10,245
      10,779                   10,701               10,760
      11,060                   10,955               11,231
      10,929                   10,813               11,286
      11,199                   11,057               11,577
      11,489                   11,319               11,845
      11,149                   10,961               11,396
      11,093                   10,890               11,444
      11,413                   11,189               12,004
      11,449                   11,207               12,002
      12,127                   11,868               13,170
      13,225                   12,916               14,428
      14,350                   13,994               15,575
      15,056                   14,652               16,513
      15,884                   15,426               17,400
      16,701                   16,188               18,179
      17,397                   16,840               18,741
      17,945                   17,360               19,258
      20,226                   19,485               22,093
      24,487                   23,550               26,436
      24,678                   23,695               25,442
********************************************************************************

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                          Aetna Growth and Income Fund

How did the Fund perform during the period?

Aetna Growth and Income Fund (Growth and Income) Select Class shares generated a return of 37.44%, net of fund expenses, for the twelve-month period ended October 31, 1997. In comparison, Growth and Income outperformed the S&P 500 Index(f) return of 32.11% for the same period. Growth and Income's strong performance placed it in the top 4% (out of 565 funds), and 39% (out of 234 funds), of all growth and income mutual funds tracked by Morningstar for the one-year and five-year periods, ended October 31, 1997, respectively. Adviser Class shares' performance for the same twelve-month period ended October 31, 1997 was 36.49% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 5% (out of 565 funds) among Morningstar's growth and income fund universe for the same period.

Conservatively managed funds, in general, do not provide better performance than aggressively managed funds in a strong market environment, such as we have experienced in a broad sense for the past year. However, the Aetna Growth and Income Fund was an exception to this general principle, as evidenced by its solid historical performance and standings among peer growth and income funds.

What economic or financial market conditions impacted the Fund?

During early to mid-1997, the large company stocks that make up the S&P 500 continued to achieve returns that were well above long-term historical averages. Large company stocks, however, were outperformed by small company stocks during the summer months, while international stocks began to experience turmoil triggered by rising currency pressures in Asian markets. Asian currency pressures culminated in a crisis in October, and extreme volatility swept markets world-wide.

What investments influenced the Fund's performance over the past twelve months?

Through prudent risk control and superior stock selection, we were able to add significant value to Growth and Income's positive results for the period. In order to better control risk and pursue enhanced return potential over the long-run, we complement our large company U.S. stock holdings with investments in a variety of asset classes outside of this core group. During the past twelve months, our long-term diversification strategy hampered performance, considering the S&P 500's 32.11% one-year return which outpaced most of the other asset classes in which we invest. Although the 29.33% return of the Russell 2000 Small Company Stock Index(g) mildly underperformed the S&P 500, international stocks did not fare nearly


See Definition of Indices.                                                    11
as well. The Morgan Stanley Capital International-Europe, Asia and Far East (MSCI EAFE) Index(h) returned only 4.92% for the twelve months ended October 31, 1997. Growth and Income's strong performance primarily stemmed from excellent stock selection results.

What is your outlook going forward?

We use forward earnings yield (earnings per share/price) of the S&P 500 as our barometer of equity valuation, and compare it to the yield on the 10 year government bond. The spread between these two expected return measures is what drives our asset allocation decision. Currently, the spread between the S&P 500 forward earnings yield and the 10 year bond remains low, indicating that stocks remain somewhat overvalued. Consequently, we have somewhat higher than normal cash reserves. Looking forward, we believe volatility in equity markets is likely to continue, and stock market returns could be slightly below average, in general, as corporate profits may be difficult to sustain in an uncertain environment.


Large Cap Portfolio Sector Breakdown:

--------------------------------------------------------------------------------------------
                                                 % of              % of         Over/(Under)
Sector                                         Portfolio         S&P 500          Weighting
--------------------------------------------------------------------------------------------
Basic Materials                                    1.3%              5.5%           (4.2)%
Energy                                            13.5%              9.1%            4.4 %
Consumer Non-Discretionary                        12.4%             21.9%           (9.5)%
Consumer Discretionary                             9.2%             10.8%           (1.6)%
Commercial Services                                1.0%              1.9%           (0.9)%
Manufacturing                                     13.7%             12.0%            1.7 %
Technology                                        16.5%             12.3%            4.2 %
Finance                                           24.7%             16.4%            8.3 %
Utilities                                          7.7%             10.1%           (2.4)%


---------------------------------------------------------
Top Ten Equity Holdings                    % of Portfolio
---------------------------------------------------------
Compaq Computer Corp.                            2.57%
Bell Atlantic Corp.                              1.85%
Bristol-Myers Squibb Co.                         1.21%
Ahmanson (H.F.) & Co.                            1.20%
Procter & Gamble Co.                             1.19%
Intel Corp.                                      1.18%
Bankers Trust New York Corp.                     1.01%
BankAmerica Corp.                                0.99%
Schering Plough                                  0.95%
Allstate Corp.                                   0.92%

Asset Allocation:

-----------------------------------------------------------------------------------------------------------------------------
                                                  % of              Notional Value* of                   Economic Exposure*
                                                Portfolio      Options          Futures             10/31/97         10/31/96
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Stocks                                45.6%               --                --              45.6%             66.0%
Mid Cap Stocks                                  13.8%               --                --              13.8%               --
Small Cap Stocks                                21.0%               --                --              21.0%             11.0%
International Stocks                             5.7%               --                --               5.7%              7.0%
Special Situations **                            3.1%            0.002%            0.032%              3.1%              3.0%
Real Estate Stocks                               2.3%               --                --               2.3%              4.0%
Convertible Securities                           1.5%               --                --               1.5%              2.0%
Cash Equivalents                                 7.0%               --                --               7.0%              7.0%
                                            ---------         ---------         ---------         ---------         ---------
     Total Investments                          100.0%            0.002%            0.032%            100.0%            100.0%
                                            =========         =========         =========         =========         =========

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities, and stocks of companies which derive their value from something other than current assets, earnings and dividends.

*********************************[Line Chart:]*********************************
                                                               Aetna Growth Fund
                                                               Growth of $10,000
         Average Annual Total Returns
    for the Year Ended October 31, 1997*
    ------------------------------------

                    1 Year      Inception+
                    ------      ----------
  Select Class      28.95%        22.06%
 Adviser Class      27.05%        21.20%

  Aetna Growth Fund     Aetna Growth Fund
   (Select Class)         (Adviser Class)         S&P 500 Index
   ----------------       ---------------     --------------------
       10,000                  10,000                 10,000
       10,250                  10,232                  9,621
        9,900                   9,860                  9,661
       10,552                  10,493                 10,134
       10,559                  10,481                 10,132
       11,343                  11,240                 11,119
       12,682                  12,548                 12,180
       13,883                  13,704                 13,149
       14,181                  13,981                 13,940
       15,048                  14,808                 14,689
       15,638                  15,361                 15,347
       16,322                  16,017                 15,821
       16,622                  16,292                 16,258
       17,845                  17,426                 18,651
       22,178                  21,620                 22,318
       21,435                  20,835                 21,479
********************************************************************************

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 23, 1993. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                                Aetna Growth Fund

How did the Fund perform during the period?

The Aetna Growth Fund (Growth) Select Class shares returned 28.95%, net of fund expenses, for the twelve-month period ended October 31, 1997. In comparison, Growth's benchmark, the S&P 500 Index(f), returned 32.11% over the same period. Growth's performance placed it in the top 43% (out of 1052 funds) among all growth funds tracked by Morningstar for the twelve-month period ended October 31, 1997. Adviser Class shares' performance for the same twelve-month period was 28.05% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 48% (out of 1052 funds) among Morningstar's growth fund universe for the twelve-month period ended October 31, 1997.

What economic or financial market conditions impacted the Fund?

Over the last year, equity valuations responded positively to the steady reduction in inflation and to the decline in interest rates. In October, 1997, inflation, as measured by the consumer price index, hovered at just over 2.0%, down from around 3.0% in the final quarter of 1996. With inflation abating, long term interest rates declined from over 7.0% late in 1996 to about 6.2% at the end of October, 1997. Relatively low rates of inflation and declining interest rates typically have a positive effect on equity valuations. For example, price/earnings ratios, a measure of equity valuation, expanded sharply over the last twelve months. Rising stock prices also were a reflection of the strength of the economy, which contributed to sustained and better than expected increases in corporate profits. Supply and demand conditions for equities also supported higher stock prices. The supply of stocks was constrained by mergers and corporate stock buybacks, while demand, as measured by the inflow of funds into equity mutual funds, remained strong.

What investments influenced the Fund's performance over the past twelve months?

Growth Fund performance in 1997 benefited principally from exposure to the energy, finance and retail industries. In energy, the rising demand for oil field services drove stock prices in that group higher. Growth maintained an overweight position in the oil service area throughout the year. Positions in BJ Services and Santa Fe International, which were added during the year, and Schlumberger, which was held for the entire year, all significantly outperformed the market. With declining interest rates providing a positive backdrop, financial stocks also performed well. Franklin Resources and T. Rowe Price


14  See Definition of Indices.

were particularly strong contributors to Growth's performance. Travelers and SunAmerica also outperformed the market over the last year.

Exposure to the retail industry increased over the year and contributed to Growth's performance. Prices of two retail holdings, TJX Companies and Safeway, benefited substantially from mergers that enhanced profitability and pushed earnings estimates higher. The merger of TJX with Marshall's, and Safeway's with Von's, continue to produce better than expected earnings gains for both companies. Decisions to underweight the utility sectors, raw materials and consumer non-durables industries also added to Growth's performance. Growth's largest industry exposure in 1997 was to technology, where returns were moderately disappointing. Mixed results in stock selection over the year more than offset the benefits of overweighting the industry.

What is your outlook going forward?

Equity market returns over the next twelve months will likely be determined by many of the factors that moved stock prices last year. If trends in inflation and interest rates remain positive and corporate profit growth is sustained, then equity market gains could extend into 1998. Market volatility is increasing, however, and the well above-average equity market performance of the last several years may be difficult to sustain for another year. In this less certain environment, the Growth Fund will continue to focus on companies that demonstrate strong earnings characteristics and appear reasonably valued relative to growth expectations.


Portfolio Sector Breakdown:

--------------------------------------------------------------------------------------------
                                                 % of              % of         Over/(Under)
Sector                                         Portfolio         S&P 500          Weighting
--------------------------------------------------------------------------------------------
Basic Materials                                    2.7%              5.5%           (2.8)%
Energy                                             8.5%              9.1%           (0.6)%
Consumer Non-Discretionary                        14.1%             21.9%           (7.8)%
Consumer Discretionary                            16.4%             10.8%            5.6 %
Commercial Services                                2.8%              1.9%            0.9 %
Manufacturing                                     16.8%             12.0%            4.8 %
Technology                                        22.8%             12.3%           10.5 %
Finance                                           11.6%             16.4%           (4.8)%
Utilities                                          4.3%             10.1%           (5.8)%


---------------------------------------------------------
Top Ten Equity Holdings                    % of Portfolio
---------------------------------------------------------
Franklin Resources, Inc.                         3.33%
Hilton Hotels Corp.                              2.97%
Bristol-Myers Squibb Co.                         2.96%
Texas Instruments, Inc.                          2.86%
T. Rowe Price Associates                         2.84%
General Nutrition Companies, Inc.                2.80%
Schering Plough                                  2.71%
Warner Lambert Co.                               2.70%
Healthsouth Corp.                                2.68%
Travelers, Inc.                                  2.63%

*********************************[Line Chart:]*********************************
                                                           Aetna Index Plus Fund
                                                               Growth of $10,000
        Total Return for the Period Ended
               October 31, 1997*
        ---------------------------------

                             Inception+
                             ----------
       Select Class            24.49%
      Adviser Class            22.64%

  Aetna Index Plus Fund     Aetna Index Plus Fund
    (Select Class)            (Adviser Class)             S&P 500 Index
   ----------------         ---------------------     --------------------
          10,000                 10,000                     10,000
          10,932                 10,773                     10,795
          12,449                 12,264                     12,429
********************************************************************************

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Select Class was December 10, 1996. The date of inception for the Adviser Class was February 3, 1997. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                              Aetna Index Plus Fund

How did the Fund perform during the period?

The Aetna Index Plus Fund (Index Plus) Select Class shares returned 24.49%, net of fund expenses, since the Index Plus Fund inception on December 10, 1996. Index Plus' return outperformed the S&P 500 Index(f) return of 24.29% for the same period. Looking at a more defined time period, the first full ten months of 1997, Index Plus outperformed the S&P 500 Index with a return of 25.94%, net of fund expenses, versus the Index's 25.31% return. Adviser Class shares' performance, since inception on February 3, 1997, was 23.64% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge).

What economic or financial market conditions impacted the Fund?

For the first six months of the year, the most significant factor influencing Index Plus' performance was the dominance of the large company stocks included in the S&P 500. During this period, only the very largest companies outperformed the index as a whole. Index Plus benefited from this effect because the quantitative model used to rank the S&P 500 stocks favored these issues during the first part of the year and thus overweighted them in the portfolio. Note that these issues were not favored because they were large per se, but because they generally scored well on the attributes used in Index Plus' quantitative model (such as low price to earnings, earnings momentum, etc.) that is used to determine the attractiveness of each S&P 500 issue and its weight in the portfolio.

Since late June, this super-large stock effect has become much less important as the performance of smaller stocks in the S&P 500 has improved. At the same time, these large company stocks have become less attractive in the quantitative model and as of late October, 1997, the overweighting of the S&P 500's very biggest stocks in Index Plus has nearly disappeared.

What investments influenced the Fund's performance over the past twelve months?

In addition to the company size effect noted above, Index Plus has consistently benefited from an overweight position in the financial stocks, which has been the best performing sector in the S&P 500 during the first ten months of 1997. Index Plus also benefited from underweight positions in raw materials and electric utilities, both of which have performed poorly relative to other stocks in the index this year.


16  See Definition of Indices.

What is your outlook going forward?

Our outlook is closely tied to the method we utilize to pursue Index Plus' objective. The basic approach of Index Plus is to own 400 to 450 of the stocks in the S&P 500, utilizing a quantitative model that ranks each stock in the S&P 500 on a variety of characteristics to determine each issue's attractiveness. The model overweights (relative to the weight of the stock in the index) those stocks which are expected to outperform, and underweights those expected to underperform. Stocks in the S&P 500 with very poor expected performance (generally between 10% and 15% of the S&P 500) are not owned at all. Other stocks, where there is no strong expectation of either underperformance or outperformance, are held at a weight in Index Plus equal to their weight in the S&P 500. Additionally, Index Plus strives to maintain portfolio characteristics that are substantially the same as the S&P 500. To this end, sector weightings are constrained to avoid a large variance relative to S&P 500 sector weightings. As market conditions change going forward, the model will continue to assess S&P 500 stocks using this quantitative model.


Portfolio Sector Breakdown:

--------------------------------------------------------------------------------------------
                                                 % of              % of         Over/(Under)
Sector                                         Portfolio         S&P 500          Weighting
--------------------------------------------------------------------------------------------
Basic Materials                                    3.3%              5.5%           (2.2)%
Energy                                            10.1%              9.1%            1.0 %
Consumer Non-Discretionary                        20.1%             21.9%           (1.8)%
Consumer Discretionary                             8.9%             10.8%           (1.9)%
Commercial Services                                1.8%              1.9%           (0.1)%
Manufacturing                                     13.0%             12.0%            1.0 %
Technology                                        13.0%             12.3%            0.7 %
Finance                                           20.5%             16.4%            4.1 %
Utilities                                          9.3%             10.1%           (0.8)%


---------------------------------------------------------
Top Ten Equity Holdings                    % of Portfolio
---------------------------------------------------------
General Electric Co.                             3.06%
Philip Morris Co., Inc.                          2.44%
Microsoft Corp.                                  2.26%
Exxon Corp.                                      2.18%
Intel Corp.                                      2.07%
Merck & Co., Inc.                                1.55%
Royal Dutch Petroleum Co.                        1.49%
IBM Corp.                                        1.47%
American International Group, Inc.               1.33%
Bristol-Meyers Squibb Co.                        1.32%

*********************************[Line Chart:]*********************************
                                                        Aetna Small Company Fund
                                                               Growth of $10,000
         Average Annual Total Returns
    for the Year Ended October 31, 1997*
    ------------------------------------

                    1 Year        Inception+
                    ------        ----------
  Select Class      37.80%           23.42%
 Adviser Class      35.73%           22.52%

     Aetna Small            Aetna Small
    Company Fund           Company Fund                          Russell 2000
   (Select Class)         (Adviser Class)       S&P 500 Index       Index
   ----------------       ---------------     ---------------    -------------
       10,000                  10,000            10,000            10,000
       10,070                  10,052             9,621             9,735
        9,650                   9,610             9,661             9,356
       10,320                  10,261            10,134            10,006
       10,130                  10,053            10,132             9,819
       11,162                  11,057            11,119            10,271
       12,525                  12,384            12,180            11,234
       14,138                  13,951            13,149            12,343
       15,010                  14,789            13,940            12,611
       16,227                  15,969            14,689            13,254
       16,459                  16,167            15,347            13,917
       16,448                  16,135            15,821            13,965
       16,228                  15,903            16,258            13,749
       16,711                  16,308            18,651            13,971
       20,926                  20,385            22,318            16,944
       22,363                  21,720            21,479            17,783
********************************************************************************

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 23, 1993. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results.

                            Aetna Small Company Fund

How did the Fund perform during the period?

The Aetna Small Company Fund (Small Company) Select Class shares returned 37.80%, net of fund expenses, for the twelve-month period ended October 31, 1997. Small Company outperformed the Russell 2000 Small Company Stock Index(g), which returned 29.33% for the same period, and outdistanced the larger company index, the S&P 500 Index(f), which returned 32.11% for the period. Small Company's performance placed it in the top 22% (out of 467 funds) among Morningstar's small company fund universe for the one-year period ended October 31, 1997. Adviser Class shares' performance for the same twelve-month period was 36.73% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 24% (out of 467 funds) among Morningstar's small company fund universe for the twelve-month period ended October 31, 1997.

What economic or financial market conditions impacted the Fund?

The past year saw an economic climate of lower interest rates and subdued inflation. This environment helped equities in general, and small company stocks in particular. More noteworthy, small company stocks were helped by an active merger and acquisition market as larger companies took advantage of their strong balance sheets and improving valuation of their equity. As a result, many small companies received attractive offers to merge.

What investments influenced the Fund's performance over the past twelve months?

Small Company's strong performance is due to a number of factors. First, our continued overweighting of energy stocks, primarily in the oil service area, significantly boosted results. Second, our decision to overweight retail stocks in early January, along with good stock selection, also contributed to performance. Third, seven of our holdings received attractive offers to merge with other companies at prices significantly above the market. This list includes Tyco Toys, Fibreboard, RCSB Financial, and most recently Carson Pirie Scott. Finally, two large positions in Alcide and Associated Group more than doubled in price due to internal developments. Alcide rose 174% in the fiscal year upon receiving Federal Drug Administration (FDA) approval for a new anti-infection poultry processing product. Associated Group, Inc. rose 139% as the company continued to advance toward its goal to be a major wireless communications provider. Going forward, Small Company remains overweighted in energy, telephones, retail and transportation.


18  See Definition of Indices.

Stocks that hurt performance were generally those which did not meet earnings expectations or those which did not progress internally. One holding declined after failing to get their new medical device approved by the FDA.

What is your outlook going forward?

Looking forward, we continue to see a challenging investment environment. While challenging, we believe the economic environment continues to offer profit opportunities, especially among firms matching our core investment strategy: companies that demonstrate the strongest business momentum and sell at a reasonable price.


Portfolio Sector Breakdown:

---------------------------------------------------------------------------------------------
                                                 % of              % of          Over/(Under)
Sector                                         Portfolio       Russell 2000        Weighting
---------------------------------------------------------------------------------------------
Capital Goods                                      7.5%              7.3%            0.2 %
Consumer Durables                                 13.9%             17.5%           (3.6)%
Consumer Non-Durables                              5.3%              3.6%            1.7 %
Energy                                            12.4%              4.7%            7.7 %
Finance                                           16.6%             21.2%           (4.6)%
Health                                             7.2%             10.2%           (3.0)%
Raw Materials                                      9.6%              7.4%            2.2 %
Retail                                             7.6%              4.6%            3.0 %
Technology                                        10.6%             16.2%           (5.6)%
Telephones                                         6.2%              2.3%            3.9 %
Transportation                                     3.1%              2.3%            0.8 %
Utilities                                          0.0%              2.7%           (2.7)%


---------------------------------------------------------
Top Ten Equity Holdings                    % of Portfolio
---------------------------------------------------------
Associated Group, Inc.                           2.71%
Cullen/Frost Bankers, Inc.                       2.67%
Alcide Corp.                                     2.41%
Church & Dwight, Inc.                            2.35%
Alpine Group, Inc.                               2.30%
Lasalle Re Holdings Ltd.                         2.29%
McDermott International, Inc.                    2.16%
Sterling Software, Inc.                          2.07%
Crompton & Knowles Corp.                         1.99%
QLogic Corp.                                     1.92%

*********************************[Line Chart:]*********************************
                                                 Aetna International Growth Fund
                                                               Growth of $10,000
Average Annual Total Returns for the Year Ended
               October 31, 1997*
        ---------------------------------

                    1 Year       5 Year       Inception+
                    ------       ------       ----------
  Select Class      26.02%       14.45%          10.14%
 Adviser Class      24.07%       13.57%           9.29%

  Aetna International        Aetna International
      Growth Fund               Growth Fund
     (Select Class)           (Adviser Class)           MSCI EAFE Index
   ----------------         ---------------------     --------------------
       10,000                      10,000                    10,000
        9,311                       9,293                     8,821
        9,521                       9,484                     9,016
        9,171                       9,118                     9,161
        8,921                       8,848                     8,816
        9,401                       9,309                     9,881
       10,011                       9,898                    10,883
       10,821                      10,682                    11,612
       11,620                      11,450                    11,720
       11,460                      11,265                    12,137
       11,571                      11,365                    12,766
       11,829                      11,593                    12,786
       11,627                      11,366                    12,665
       11,347                      11,071                    12,910
       11,484                      11,174                    13,015
       12,384                      12,044                    13,568
       12,437                      12,079                    14,128
       13,104                      12,692                    14,547
       13,806                      13,351                    14,788
       13,856                      13,363                    14,781
       13,927                      13,420                    14,633
       16,099                      15,462                    14,884
       18,505                      17,725                    17,008
       17,554                      16,784                    15,352
********************************************************************************


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. The performance of Adviser Class shares reflects the deduction of the maximum contingent deferred sales charge for the applicable period.

+ Date of inception for the Select Class was December 27, 1991. The date of inception for the Adviser Class was April 15, 1994. For periods prior to that date, Adviser Class performance is calculated by using the performance of the Select Class, adjusted for fees and expenses charged to the Adviser Class. Select Class and Adviser Class shares participate in the same portfolio of securities. Past performance is no guarantee of future results. International investments involve risks not presented in United States securities.

                         Aetna International Growth Fund

How did the Fund perform during the period?

The Aetna International Growth Fund (International Growth) Select Class shares celebrated its best relative fiscal year since its inception in 1991, generating a return of 26.02%, net of fund expenses, for the twelve-month period ended October 31, 1997. This return strongly outperformed the Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index(h) return of 4.92% for the same period, outperforming the MSCI EAFE by more than 21%. International Growth's performance placed it in the upper 3% (out of 443 funds) and 28% (out of 110 funds), respectively, for the one year and five year periods ended October 31, 1997, among foreign stock funds tracked by Morningstar. Adviser Class shares' performance for the same twelve-month period was 25.07% (performance does not reflect the deduction of the 1% maximum contingent deferred sales charge), placing it in the top 5% (out of 443 funds) among Morningstar's foreign stock fund universe for the twelve-month period ended October 31, 1997.

What economic or financial market conditions impacted the Fund?

In international investing, the country allocation dominates an international fund's performance. As the table below depicts, a large difference in country returns existed over the past year, offering a challenge to all international fund managers.

                     1997       1996                         1997         1996
                     ----       ----                         ----         ----
     Finland         56%        14%        Brazil             38 %         58 %
     Italy           50%         5%        United States      30 %         21 %
     Netherlands     49%        27%        United Kingdom     22 %         13 %
     Switzerland     47%        20%        Hong Kong         (15)%         28 %
     Mexico          45%        40%        Japan             (18)%         10 %
     Germany         40%        23%        Thailand          (51)%        (28)%


20  See Definition of Indices.

What investments influenced the Fund's performance over the past twelve months?

International Growth was generally correct in allocating investments among countries for the past year. Through January 1997, International Growth held an overweight position in Asian markets (excluding Japan), as lower U.S. interest rates, investment liquidity in China and a rising property market in Hong Kong led to strong returns in the Asian markets. Gradually at first, then quickly, Asian markets began to show poor performance, with Hong Kong the last to decline after reaching its peak in August. Crony capitalism, over-built economies and bad debt caused several Asian currencies to devalue during the summer. At that time, International Growth changed to an underweight position in this region, a move which added to International Growth's performance results.

During the fiscal year, International Growth benefited from an underweight position in Japan, a poor performer among world equity markets. Slower growth, an unhealthy banking sector and finally, collapsing Asian economies (where Japan maintains 40% of its exports), caused Japanese bonds to yield less than 2% and the equity market to drop 18%.

Declining interest rates, surprising economic growth and stronger company earnings helped define the landscape in Latin America. Led by Mexico, with a return of 45% for the period, all major markets in Latin America experienced positive gains. International Growth began the fiscal year underweight in Latin American securities which moderately hurt relative performance. This position was changed to overweight by the spring and helped add to its returns.

In Europe, a near perfect investment scenario existed during the last fiscal year. Shareholder awareness led to corporate restructuring, a stronger dollar helped European exporters, and lower inflation made equities attractive. This scenario helped push most European equity markets up over 40% and was a large contributor to International Growth's performance over the past year.

International Growth's active currency hedging position also helped performance as the dollar gained against the German Deutschemark and Japanese Yen. Currency hedging, utilized to protect against adverse movements in foreign currencies, offset losses on International Growth's foreign currencies.

What is your outlook going forward?

Investors maintain a cautious view on the Japanese market which has declined dramatically since 1989. Financial deregulation, while providing hope for the world's second-largest stock market, is expected by experts to initially punish the weak, protected companies before the longer term benefits of free market trading, such as increased competitiveness, can be realized. Despite the short-term pain, we believe improvements could emerge in Japan's economy within five years. Europe has experienced shareholder friendliness fever and we believe European markets could continue their strong performance through the coming year. Asian deflation may prevent quick recoveries from 1997's Asian market plunge, but certain quality stocks could emerge as great buying opportunities. Finally, in Latin America, markets have declined because of Asian turmoil and we believe investors may return to the economic growth prospects of Latin American companies.

--------------------------------------------------------------------------------------------------
                                                 % of                                 Over/(Under)
Country Weightings                             Portfolio           MSCI EAFE           Weighting
--------------------------------------------------------------------------------------------------
United Kingdom                                   14.4%               21.1%              (6.7)%
Japan                                            13.1%               28.7%             (15.6)%
France                                            8.1%                7.1%               1.0 %
Germany                                           7.8%                9.2%              (1.4)%
Norway                                            5.5%                0.6%               4.9 %
Sweden                                            5.2%                2.6%               2.6 %
Italy                                             5.2%                3.7%               1.5 %
Netherlands                                       5.0%                5.6%              (0.6)%
Finland                                           4.7%                0.8%               3.9 %
Switzerland                                       4.5%                7.3%              (2.8)%
Other                                            26.5%               13.3%              13.2 %

---------------------------------------------------------
Top Ten Equity Holdings                    % of Portfolio
---------------------------------------------------------
Philips Electronics NV                           1.53%
Boots Co. Plc                                    1.45%
Shell Transport & Trading Co.                    1.37%
La Rinascente S.p.A.                             1.35%
Granada Group Plc                                1.32%
Panamerican Beverages, Inc.                      1.26%
Petro Canada                                     1.22%
Credito Italiano                                 1.20%
Ocean Rig ASA                                    1.20%
Santos Ltd.                                      1.18%

--------------------------------------------------------------------------------
Definition of Indices
--------------------------------------------------------------------------------

(a) IBC's Money Funds Report Average/All Taxable Index (IBC) is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

(b) The Lehman Brothers Intermediate Government Index, an unmanaged index, includes those indices found in the Lehman Brothers Government Index which have a maturity of one to three years.

(c) The Lehman Brothers Government Index is an unmanaged index of government and government agency bonds.

(d) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(e) The Lehman Brothers Intermediate Bond Index, an unmanaged index, includes those indices found in the Lehman Brothers Intermediate Government/Corporate Bond Index, the Mortgage Index and the Asset-backed Index.

(f) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(g) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(h) The Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Money Market
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------

                                           Principal
                                            Amount        Value
                                        -----------    ------------

Asset-Backed Securities (35.1%)
Asset Backed Securities Investment
  Trust 1997-A, 5.675%, 11/17/97++ss.   $14,400,000    $14,400,000
Asset Backed Securities Investment
  Trust 1997-C, 5.625%, 11/17/97++...    16,000,000     16,000,000
Asset Backed Securities Investment
  Trust 1997-E, 5.625%, 11/17/97++...    12,000,000     12,000,000
Barnett Auto Trust 1997-A, 5.654%,
  10/15/98...........................     9,134,959      9,134,959
CARCO Auto Loan Master Trust
  1993-2, 5.615%, 11/17/97...........     4,500,000      4,500,000
Case Equipment Loan Trust 1997-B,
  5.612%, 10/13/98...................    14,058,449     14,058,449
Caterpillar Financial Asset Trust
  1997-A, 5.723%, 05/25/98...........     2,245,824      2,245,824
Chase Manhattan Auto Owner Trust
  1997-A, 5.545%, 04/10/98...........       886,849        886,849
Chase Manhattan Auto Owner Trust
  1997-B, 5.744%, 07/10/98...........     3,652,024      3,652,024
Ford Credit Auto Owner Trust
  1997-B, 5.748%, 10/15/98...........    18,000,000     18,000,000
Green Tree Financial Corp. 1997-4,
  5.744%, 06/15/98...................     1,365,107      1,365,107
Green Tree Financial Corp. 1997-6,
  5.701%, 09/15/98...................     8,151,674      8,151,674
Green Tree Financial Corp. 1997-7,
  5.759%, 10/30/98...................     5,600,000      5,600,000
Long Lane Trust III 1997-C, 5.78%,
  02/02/98ss.ss.++...................     7,200,000      7,200,000
MMCA Auto Owner Trust 1997-1,
  5.63%, 11/15/98ss..................    20,000,000     20,000,000
Navistar Financial Owner Trust
  1997-B, 5.722%, 11/15/98ss.ss......    12,000,000     12,000,000
Rieg Commercial Mortgage Funding
  Trust, 5.706%, 11/25/97++..........     1,866,667      1,866,667
                                                       -----------
Total Asset-Backed Securities                          151,061,553
                                                       -----------
Commercial Paper (36.6%)
Abbey National North America Corp.,
  5.55%, 03/10/98...................     10,000,000     9,804,208
Alamo Funding L.P., 5.67%, 11/03/97.      5,898,000     5,898,000
American Express Credit Corp.,
  5.52%, 11/10/97...................      5,000,000     4,994,633
BT Securities Corp., 5.57%, 12/15/97      7,300,000     7,252,562
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.53%, 12/01/97....      6,200,000     6,173,333
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.56%, 11/18/97....      1,000,000       997,683
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.57%, 11/04/97....      3,000,000     2,999,536
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.60%, 03/13/98....      2,000,000     1,959,556
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.62%, 11/12/97....      6,308,000     6,299,137
Cooperative Assoc. of Tractor
  Dealers, Inc., 5.70%, 12/05/97....      1,000,000       994,933


                                           Principal
                                             Amount        Value
                                        -----------    ------------
Commercial Paper (continued)
Countrywide Home Loans, Inc.,
  5.54%, 11/19/97...................     $8,000,000     $7,980,302
CSW Credit Inc., 5.55%, 11/19/97....      2,700,000      2,693,340
CSW Credit Inc., 5.56%, 12/11/97....        800,000        795,305
CSW Credit Inc., 5.60%, 12/11/97....      7,850,000      7,803,598
Dakota Certificates - Standard
  Credit Card Master Trust 1,
  5.53%, 12/16/97++..................     3,500,000      3,476,882
Dakota Certificates - Standard
  Credit Card Master Trust 1,
  5.53%, 12/17/97++..................     3,500,000      3,476,344
Dakota Certificates - Standard
  Credit Card Master Trust 1,
  5.75%, 11/03/97...................      8,080,000      8,080,000
Dealers Capital Access Trust, Inc.,
  5.58%, 11/04/97...................        600,000        599,907
Finova Capital Corp., 5.60%,
  01/29/98..........................      2,000,000      1,972,933
Finova Capital Corp., 5.60%,
  03/04/98..........................      3,500,000      3,434,122
Finova Capital Corp., 5.60%,
  04/13/98..........................      3,400,000      3,314,849
Finova Capital Corp., 5.62%,
  11/18/97..........................      4,000,000      3,990,633
Ford Motor Credit Co., 5.50%,
  12/15/97..........................      2,860,000      2,841,648
Frontier Corp., 5.60%, 11/04/97++....     8,163,000      8,161,730
General Electric Capital Corp.,
  5.55%, 02/23/98...................      4,000,000      3,930,933
General Electric Capital Corp.,
  5.55%, 02/24/98...................      4,000,000      3,930,317
General Electric Capital Corp.,
  5.63%, 11/03/97...................      5,000,000      5,000,000
General Electric Capital Corp.,
  5.63%, 11/04/97...................      5,000,000      4,999,218
General Electric Capital Corp.,
  5.63%, 11/05/97...................      2,500,000      2,499,218
General Motors Acceptance Corp.,
  5.58%, 02/25/98...................      4,000,000      3,929,320
General Motors Acceptance Corp.,
  5.68%, 12/08/97...................      3,000,000      2,983,433
Jefferson Smurfit Finance Corp.,
  5.53%, 11/04/97...................      2,600,000      2,599,601
Jefferson Smurfit Finance Corp.,
  5.55%, 11/14/97...................      1,000,000        998,304
Jefferson Smurfit Finance Corp.,
  5.55%, 11/25/97...................      1,000,000        996,608
Jefferson Smurfit Finance Corp.,
  5.55%, 12/09/97...................      1,200,000      1,193,340
Jefferson Smurfit Finance Corp.,
  5.55%, 12/15/97...................      2,400,000      2,384,460
Jefferson Smurfit Finance Corp.,
  5.56%, 12/30/97...................      2,800,000      2,775,351
Jefferson Smurfit Finance Corp.,
  5.57%, 11/18/97...................      1,400,000      1,396,751
Sears Roebuck Acceptance Corp.,
  5.55%, 03/16/98...................      3,000,000      2,938,488
Svenska Handelsbanken, Inc., 5.50%,
  11/25/97..........................      5,000,000      4,983,194
Svenska Handelsbanken, Inc., 5.55%,
  03/02/98..........................      4,000,000      3,926,617
                                                       -----------
Total Commercial Paper                                 157,460,327
                                                       -----------
Corporate Notes (12.6%)

BankBoston Corp., 5.65%, 12/29/97...      6,000,000      6,000,000
BankBoston Corp., 5.82%, 06/10/98...      4,000,000      4,000,000


24  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                      Principal
                                        Amount          Value
                                      -----------    ------------

Corporate Notes (continued)
Bankers Trust New York Corp.,
  5.70%, 02/13/98++..................  $14,000,000    $14,000,000
First National Bank Commerce,
  5.68%, 07/31/98...................    20,000,000     19,996,706
GMAC International Finance, 5.719%,
  12/11/97..........................     4,700,000      4,699,180
GTE Corp., 8.85%, 03/01/98..........     2,400,000      2,422,921
PNC Bank NA, 5.617%, 02/20/98.......     3,200,000      3,199,418
                                                      -----------
Total Corporate Notes                                  54,318,225
                                                      -----------
Medium-Term Notes (20.1%)

Abbey National Plc, 5.50%, 11/21/97.     1,000,000        999,815
AmSouth Bank of Alabama, 5.495%,
  11/17/97..........................    20,000,000     19,984,924
AT&T Capital Corp., 5.90%, 11/05/97.     4,400,000      4,399,986
AVCO Financial Services, Inc.,
  5.679%, 12/31/97..................    11,000,000     11,000,000
Chrysler Financial Corp., 5.65%,
  01/30/98..........................     2,150,000      2,148,846
Chrysler Financial Corp., 5.66%,
  01/16/98..........................     3,800,000      3,798,302
Chrysler Financial Corp., 5.70%,
  01/12/98..........................     4,500,000      4,498,736
Chrysler Financial Corp., 7.26%,
  07/01/98..........................     1,700,000      1,714,411
Ciesco L.P., 5.464%, 11/10/97++......    8,000,000      7,999,783
Countrywide Funding Corp., 6.019%,
  12/29/97..........................     3,400,000      3,401,622
Countrywide Funding Corp., 6.163%,
  01/26/98..........................     3,400,000      3,402,830
General Motors Acceptance Corp.,
  5.69%, 04/13/98...................     6,500,000      6,500,724
General Motors Acceptance Corp.,
  5.90%, 04/09/98...................     2,700,000      2,699,791
PHH Corp., 5.647%, 11/04/97.........    14,000,000     13,996,941
                                                      -----------
Total Medium-Term Notes                                86,546,711
                                                      -----------
TOTAL INVESTMENTS (cost $449,386,816)(a)              449,386,816

Other assets less liabilities                         (19,146,742)
                                                      -----------
Total Net Assets                                     $430,240,074
                                                      ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains and losses as of October 31, 1997.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

ss. Security pledged to cover collateral requirements on delayed delivery, when-issued or segregated securities held at October 31, 1997.

ss.ss. When-issued or delayed delivery security.

Category percentages are based on net assets.


                                          See Notes to Financial Statements.  25

Government
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------

                                        Principal      Market
                                         Amount         Value
                                        ---------     ----------

LONG-TERM BONDS AND NOTES (93.8%)

U.S. Treasuries (33.7%)

U.S. Treasury Bond, 6.625%, 02/15/27..  $100,000      $ 106,031
U.S. Treasury Note, 5.875%, 01/31/99..   100,000        100,313
U.S. Treasury Note, 6.50%, 05/15/05...   300,000        311,345
U.S. Treasury Note, 6.50%, 08/15/05... 1,000,000      1,037,188
U.S. Treasury Note, 7.00%, 07/15/06...   600,000        643,876
U.S. Treasury Note, 7.50%, 02/15/05... 1,300,000      1,424,107
                                                      ----------
                                                      3,622,860
                                                      ----------

U.S. Government Agency Obligations (21.1%)

Private Export Funding Corp., 5.48%,
  09/15/03............................   600,000        590,601
Small Business Administration 91-20K,
  8.25%, 11/01/11.....................   759,011        817,644
Small Business Administration 92-20K,
  7.55%, 11/01/12.....................   807,303        854,732
                                                      ----------
                                                      2,262,977
                                                      ----------

U.S. Government Agency Mortgage-Backed Securities (34.9%) Federal Home Loan Mortgage
  Association, 11.50%, 02/01/16.......   363,189        415,169
Federal Home Loan Mortgage Corp.,
  9.50%, 07/01/20.....................   253,767        272,957
Federal National Mortgage Corp.,
  10.50%, 04/01/19....................   129,681        142,406
Government National Mortgage
  Association, 6.50%, 04/15/26........   681,339        674,100
Government National Mortgage
  Association, 7.00%, 04/15/26........   967,971        974,021
Government National Mortgage
  Association, 9.00%, 05/15/16 -
  07/15/16............................   888,268        948,505
Government National Mortgage
  Association - II, 9.50%, 09/20/19...   306,675        329,196
                                                      ----------
                                                      3,756,354
                                                      ----------

Foreign and Supranationals (4.1%)
Inter-American Development Bank,
  12.25%, 12/15/08....................   300,000        441,219
                                                     ----------
Total Long-Term Bonds and Notes (cost $9,881,558)    10,083,410
                                                    -----------

SHORT-TERM INVESTMENTS (5.4%)
Federal Home Loan Bank, Disc. Note,
  5.60%, 11/03/97.....................   584,000        584,000
                                                     ----------

Total Short-Term Investments (cost $584,000)            584,000
                                                     ----------
TOTAL INVESTMENTS (cost $10,465,558)(a)              10,667,410

Other assets less liabilities                            80,319
                                                     ----------
Total Net Assets                                    $10,747,729
                                                     ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains .....................                $ 205,893
Unrealized losses ....................                   (4,041)
                                                      ----------
  Net unrealized gain ................                $ 201,852
                                                      ==========

Category percentages are based on net assets.


26  See Notes to Financial Statements.

Bond
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------
                                        Principal      Market
                                         Amount         Value
                                        ---------     ----------

LONG-TERM BONDS AND NOTES (85.8%)

U.S. Treasuries (13.8%)
U.S. Treasury Bond, 6.625%, 02/15/27..   $250,000     $ 265,078
U.S. Treasury Bond, 6.75%, 08/15/26...    500,000       537,344
U.S. Treasury Note, 5.625%, 02/15/06..  1,000,000       981,563
U.S. Treasury Note, 5.875%, 04/30/98..  1,000,000     1,002,188
U.S. Treasury Note, 6.875%, 03/31/00ss..2,000,000     2,052,813
                                                      ----------
                                                      4,838,986
                                                      ----------

U.S. Government Agency Obligations (5.8%)
Private Export Funding Corp., 5.48%,
  09/15/03............................  1,200,000     1,181,202
Small Business Administration 92-20K,
  7.55%, 11/01/12.....................    807,303       854,732
                                                      ----------
                                                      2,035,934
                                                      ----------

U.S. Government Agency Mortgage-Backed Securities
  (9.7%)
Federal Home Loan Mortgage Corp.,
  8.057%, 11/01/22....................    520,270       535,407
Federal National Mortgage
  Association, 7.50%, 11/13/27ss.ss..   1,500,000     1,532,344
Federal National Mortgage Association,
  90-34 C, Principal Only, 06/25/19...    151,949       146,145
Government National Mortgage
  Association, 7.00%, 04/15/26........    934,353       940,193
Government National Mortgage
  Association, 9.50%, 07/15/18........    212,250       229,960
                                                      ----------
                                                      3,384,049
                                                      ----------

Asset-Backed Securities (0.2%)
First Chicago Master Trust 94I-A,
  5.858%, 01/15/99....................     83,333        83,439
                                                      ----------

Corporate Bonds (24.5%)
American Express Credit Corp., 8.50%,
  06/15/99............................  1,000,000     1,037,740
Associates Corp. N.A., 8.55%, 07/15/09  1,000,000     1,160,930
Bayerische Landesbank, 6.25%, 03/15/00    500,000       502,437
Commercial Credit Co., 8.70%, 06/15/09  1,000,000     1,159,150
Echostar, 12.50%, 07/01/02++...........   200,000       211,000
Echostar Satellite Broadcast, Zero
  Coupon, 03/15/04....................    550,000       445,500
First Empire Capital Trust II,
  8.277%, 06/01/27....................    350,000       362,688
Heller Financial, 6.35%, 08/15/99++....   500,000       500,935
HSBC America, 7.808%, 12/15/26++.......   500,000       508,450
Paramount Communications, Inc.,
  7.50%, 07/15/23.....................    500,000       457,680
Skanidinavinska Enskilda Bank,
  6.781%, 06/29/49....................    700,000       708,750
Tenet Healthcare Corp., 7.875%,
  01/15/03............................    300,000       306,102
Time Warner, Inc., 9.125%, 01/15/13...    500,000       589,777
TRW, Inc., 9.35%, 06/04/20............    500,000       641,797
                                                      ----------
                                                      8,592,936
                                                      ----------

Foreign and Supranationals (25.1%)
China International Trust, 9.00%,
  10/15/06............................    500,000       533,450
Hutchison Whampoa Financial, 6.95%,
  08/01/07++........................... 1,000,000       953,700
Indah Kiat Finance, 10.00%, 07/01/07++.   300,000       274,500


                                        Principal      Market
                                         Amount         Value
                                        ---------     ----------

Foreign and Supranationals (continued)
Inter-American Development Bank,
  12.25%, 12/15/08....................   $500,000     $ 735,365
International Bank For Reconstruction
  & Development, 9.25%, 07/15/17......  1,000,000     1,314,560
KFW International Finance, 8.85%,
  06/15/99............................    500,000       523,020
Korea Electric, 6.375%, 12/01/03......    500,000       443,850
Ministry Finance of Russia, 10.00%,
  06/26/07............................    200,000       181,750
Panama (Republic of), 7.875%,
  02/13/02++...........................   400,000       378,000
Rogers Cablesystem, 10.00%, 03/15/05..    500,000       536,250
Svenska Handlesbanken, 6.313%,
  03/29/49............................  1,500,000     1,499,250
Swire Pacific Ltd., 8.50%, 09/29/04++..   500,000       519,700
Teleport Communications Group, Inc.,
  Zero Coupon, 07/01/07...............    500,000       392,500
Zurich Capital Trust, 8.376%,
  06/01/37++...........................   500,000       535,015
                                                      ----------
                                                      8,820,910
                                                      ----------

Non-Agency Mortgage Backed Securities (6.7%)
Marine Midland 1992- 1, 8.00%,
  04/25/23............................    921,420       930,634
Prudential Home Mortgage, 7.00%,
  12/25/07............................    780,795       780,917
Prudential Home Mortgage, 7.50%,
  06/25/07............................    589,955       593,734
Resolution Trust Corp. 1991-17 B6,
  8.20%, 09/25/21.....................     30,258        30,281
                                                      ----------
                                                      2,335,566
                                                      ----------
Total Long-Term Bonds and Notes (cost $29,185,146)   30,091,820
                                                     -----------

                                        Number of
                                         Shares
                                        ---------

PREFERRED STOCKS (0.6%)
California Federal Preferred Capital
  Corp..................................    8,000       212,500
                                                      ----------

Total Preferred Stocks (cost $200,000)                  212,500
                                                      ----------

                                        Principal
                                         Amount
                                        ---------

SHORT-TERM INVESTMENTS (15.9%)
Detroit Edison Co., Comm. Paper,
  5.85%, 11/03/97..................... $1,623,000     1,623,000
Enron Corp., Comm. Paper, 5.75%,
  11/05/97............................  1,200,000     1,199,617
Mid-Atlantic Fuel Co., Comm. Paper,
  5.85%, 11/03/97.....................  1,622,000     1,622,000
Whirlpool Financial Corp., Comm.
  Paper, 5.75%, 11/12/97++............. 1,137,000     1,135,366
                                                      ----------
Total Short-Term Investments (cost $5,579,983)        5,579,983
                                                      ----------
TOTAL INVESTMENTS (cost $34,965,129)(a)              35,884,303
Other assets less liabilities
                                                       (798,099)
                                                    ------------
Total Net Assets                                    $35,086,204
                                                    ============


See Notes to Portfolio of Investments.                                        27

Bond
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains .....................                $1,087,529
Unrealized losses ....................                  (168,355)
                                                      ----------
  Net unrealized gain ................                $  919,174
                                                      ==========

ss. Security pledged to cover collateral requirements on delayed delivery, when-issued or segregated securities held at October 31, 1997.

ss.ss. When-issued or delayed delivery security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.


28  See Notes to Financial Statements.

Aetna Fund
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------

COMMON STOCKS (55.4%)

Aerospace and Defense (1.0%)
AAR Corp.............................       900      $   32,231
Boeing Co............................     3,800         181,925
General Dynamics Corp................       500          40,594
Intelligent Polymers Ltd.+...........       800          15,800
Lockheed Martin Corp.................     1,500         142,594
Northrop Grumman Corp................       400          43,700
Raytheon Co..........................       900          48,825
Thiokol Corp.........................       300          27,469
United Technologies Corp.............     8,300         581,000
                                                     -----------
                                                      1,114,138
                                                     -----------

Agriculture (0.0%)
Pioneer Hi-Bred International, Inc...       600          54,975
                                                     -----------

Apparel (0.3%)
Brylane, Inc.+.......................       800          34,750
Candie's, Inc.+......................     4,800          29,700
Gap, Inc.............................     2,700         143,606
Hartmarx Corp.+......................     2,700          23,625
Kellwood Co..........................     1,300          44,931
Liz Claiborne, Inc...................       500          25,344
Reebok International Ltd.+...........       300          11,063
St. John Knits, Inc..................       600          24,113
Wolverine World Wide, Inc............     2,100          46,200
                                                     -----------
                                                        383,332
                                                     -----------

Auto Parts and Accessories (0.3%)
Arvin Industries, Inc................     1,500          56,156
Dana Corp............................       700          32,769
Federal-Mogul Corp...................       900          38,081
Genuine Parts Co.....................     1,300          40,706
Goodyear Tire & Rubber Co. (The).....     1,600         100,200
Motorcar Parts and Accesories, Inc.+.     1,800          32,400
Pep Boys.............................       200           5,038
Standard Motor Products, Inc.........     1,500          32,813
TRW, Inc.............................       900          51,525
                                                     -----------
                                                        389,688
                                                     -----------

Autos and Auto Equipment (1.5%)
Budget Group, Inc., Class A+.........       700          24,500
Chrysler Corp........................     5,100         179,775
Excel Industries, Inc................     1,700          30,281
Ford Motor Co........................    14,500         633,469
General Motors Corp..................     7,200         462,150
Intermet Corp........................     4,000          77,000
Kaydon Corp..........................     1,400          42,525
PACCAR, Inc..........................       900          40,556
Snap-On, Inc.........................       600          25,800
SPX Corp.............................       600          39,150
Tower Automotive, Inc.+..............     1,400          58,625
Wynn's International, Inc............       900          30,544
                                                     -----------
                                                      1,644,375
                                                     -----------


                                       Number of       Market
                                        Shares         Value
                                       ---------       ------

Banks (4.8%)
Banc One Corp........................     3,100      $  161,588
Bank of New York Co., Inc............     2,200         103,538
BankAmerica Corp.....................     8,500         607,750
BankBoston Corp......................     1,100          89,169
Barnett Banks, Inc...................     2,300         158,700
Charter One Financial, Inc...........     1,338          77,754
CitFed Bancorp, Inc..................       100           4,925
Citicorp.............................     3,200         400,200
City National Corp...................     1,500          45,094
Comerica, Inc........................     1,100          86,969
Community First Bankshares, Inc......     2,000          95,500
Corestates Financial Corp............       700          50,925
Countrywide Credit Industries, Inc...       800          27,450
Cullen/Frost Bankers, Inc............     1,900          95,950
Fifth Third Bancorp..................     1,200          76,950
First Chicago NBD Corp...............     3,600         261,900
First International Bancorp, Inc.+...     7,400         120,250
First Republic Bank+.................       400          11,300
First Savings Bank of Washington
  Bancorp, Inc.......................       900          21,375
First Union Corp.....................     6,600         323,744
Fleet Financial Group, Inc...........     1,800         115,763
Golden State Bancorp Inc.+...........     1,200          39,900
Golden West Financial Corp...........     1,200         104,100
HUBCO, Inc...........................     2,575          89,642
Huntington Bancshares................     2,800          90,475
Imperial Bancorp+....................     2,640         115,170
KeyCorp..............................     1,600          97,900
Marshall & Ilsley Corp...............     1,559          80,873
Mellon Bank Corp.....................     3,100         159,844
Mercantile Bankshares Corp...........     2,550          90,844
ML Bancorp, Inc......................     4,000         110,000
NationsBank Corp.....................     5,340         319,733
North Fork Bancorp, Inc..............     3,112          91,610
Norwest Corp.........................     5,400         173,138
Provident Financial Group, Inc.......     1,575          72,450
Providian Financial Corp.............       700          25,900
Republic New York Corp...............       500          52,906
Silicon Valley Bancshares+...........       900          49,163
Sovereign Bancorp, Inc...............     2,640          46,860
State Street Corp....................     1,900         105,925
Suntrust Banks, Inc..................     2,100         136,106
U.S. Bancorp.........................       900          91,519
Wachovia Corp........................     1,100          82,844
Washington Mutual, Inc...............     1,900         130,031
Webster Financial Corp...............       800          49,300
Westamerica Bancorp..................       700          61,600
                                                     -----------
                                                      5,404,627
                                                     -----------

Building Materials and Construction (0.5%)

Ameron, Inc..........................       700          47,775
Apogee Enterprises, Inc..............     1,600          38,200


See Notes to Portfolio of Investments.                                        29

Aetna Fund
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Building Materials and Construction (continued)
Armstrong World Industries, Inc......       300      $   19,969
Centex Construction Products, Inc....     1,300          40,300
Centex Corp..........................     1,000          58,500
Chicago Bridge & Iron Co.............     1,000          17,688
Interface, Inc.......................     1,300          37,538
Kaufman & Broad Home Corp............     1,600          34,100
Masco Corp...........................     1,100          48,263
Oakwood Homes Corp...................     1,800          47,363
Owens Corning........................       200           6,850
Sherwin-Williams Co..................     1,300          36,075
Southdown, Inc.......................       800          44,300
Tredegar Industries, Inc.............       600          41,925
Weyerhaeuser Co......................       700          33,425
                                                     -----------
                                                        552,271
                                                     -----------
Chemicals (1.0%)
Air Products and Chemicals, Inc......       900          68,400
Carbide/Graphite Group, Inc.+........     1,000          35,625
Church & Dwight, Inc.................       900          25,931
Dexter Corp..........................     1,200          47,100
Dow Chemical Co......................     1,500         136,125
Du Pont (E.I.) de Nemours............     8,500         483,438
Engelhard Corp.......................       700          12,163
FMC Corp.+...........................       300          24,244
Goodrich (B.F.) Co...................       200           8,913
Hercules, Inc........................       700          32,113
Morton International, Inc............     1,000          33,000
PPG Industries, Inc..................       900          50,963
Praxair, Inc.........................     1,100          47,919
Sigma-Aldrich Corp...................       700          24,588
W.R. Grace & Co......................       500          34,000
Waters Corp.+........................     1,900          83,600
                                                     -----------
                                                      1,148,122
                                                     -----------
Commercial Services (0.6%)
Automatic Data Processing, Inc.......     2,000         102,250
Browning-Ferris Industries, Inc......     1,500          48,750
Caribiner International, Inc.+.......       800          35,650
CUC International, Inc.+.............     2,800          82,600
Daisytek International Corp.+........     1,000          38,125
Denison International Plc+...........     1,100          20,763
Dun & Bradstreet Corp................       500          14,281
Ecolab, Inc..........................       500          23,781
Electro Rent Corp.+..................     2,000          72,750
First Data Corp......................     1,500          43,594
Ha-Lo Industries, Inc.+..............     1,200          33,600
Hospitality Worldwide Services+......     1,900          22,088
Mail-Well, Inc.+.....................     1,200          41,550
Service Corp. International..........     1,700          51,744

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Commercial Services (continued)
Wackenhut Corp., Class B.............     2,200      $   44,275
Waste Management, Inc................     1,400          32,725
                                                     -----------
                                                        708,526
                                                     -----------
Computer Software (1.8%)
Adobe Systems, Inc...................       200           9,550
Autodesk, Inc........................       400          14,800
Black Box Corp.+.....................       800          32,800
Cisco Systems, Inc.+.................     4,800         393,750
Computer Associates
  International, Inc.................     2,700         201,319
Computer Sciences Corp.+.............       300          21,281
Microsoft Corp.+.....................     8,700       1,131,000
Oracle Corp.+........................     3,700         132,391
Parametric Technology Co.+...........       400          17,650
QAD, Inc.+...........................     2,400          33,900
Viasoft, Inc.+.......................       600          24,600
                                                     -----------
                                                      2,013,041
                                                     -----------
Computers and Office Equipment (3.1%)
Ceridian Corp.+......................       500          19,531
Comdisco, Inc........................     2,850          89,953
Compaq Computer Corp.+...............     9,600         612,000
Comverse Technology, Inc.+...........     1,000          41,250
Data General Corp.+..................       700          13,475
Dell Computer Corp.+.................     4,100         328,513
Digital Equipment Corp.+.............       800          40,050
EMC/MASS Corp.+......................     2,800         156,800
Harris Corp..........................       800          34,900
Herman Miller, Inc...................     1,000          48,875
Hewlett Packard Co...................     5,600         345,450
International Business Machines, Inc.     7,400         725,663
Knoll, Inc.+.........................     1,500          41,625
Pitney Bowes, Inc....................     1,400         111,038
Radisys Corp.+.......................       900          41,850
Seagate Technology, Inc.+............       700          18,988
Shelby Williams Industries, Inc......     2,000          32,875
Silicon Graphics, Inc.+..............       700          10,281
Sun Microsystems, Inc.+..............    13,200         452,100
Unisys Corp.+........................     1,200          15,975
Wallace Computer Services, Inc.......     2,000          76,875
Xerox Corp...........................     2,400         190,350
                                                     -----------
                                                      3,448,417
                                                     -----------
Consumer Products (1.4%)
Action Performance Co., Inc.+........     1,200          30,750
Avon Products, Inc...................       900          58,950
Beringer Wine Estates Holdings, Inc.+     1,300          40,300
Clorox Co............................       800          56,000
Colgate-Palmolive Co.................     2,100         135,975
Eastman Kodak Co.....................       200          11,975
Equity Corp. International+..........       700          14,263


30  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Consumer Products (continued)
Gillette Co..........................     1,100      $   97,969
Helen of Troy Ltd.+..................     4,400          73,150
International Flavors &
  Fragrances, Inc....................       700          33,863
Mattel, Inc..........................     1,500          58,313
Michael Foods, Inc...................     1,700          43,350
Newell Co............................     1,100          42,213
Procter & Gamble Co..................    10,800         734,400
Samsonite Corp.+.....................       301          13,939
Steinway Musical Instruments, Inc.+..     1,400          33,250
Tricon Global Restaurants, Inc.+.....       580          17,581
WestPoint Stevens, Inc.+.............       900          36,900
                                                     -----------
                                                      1,533,141
                                                     -----------
Diversified (2.9%)
Allied Signal, Inc...................     8,200         295,200
Cognizant Corp.......................     1,200          47,025
Cooper Industries, Inc...............       900          46,913
Corning, Inc.........................     1,700          76,713
Deere & Co...........................     1,800          94,725
Dover Corp...........................       800          54,000
DT Industries, Inc...................     1,600          48,000
Eaton Corp...........................       600          57,975
Fortune Brands, Inc..................       600          19,838
General Electric Co..................    24,700       1,594,694
Griffon Corp.+.......................     1,400          22,138
ITT Industries, Inc..................       800          25,250
Johnson Controls, Inc................       600          26,925
Kulicke & Soffa Industries, Inc.+....       600          15,450
MascoTech, Inc.......................     1,500          28,500
Minnesota Mining and Manufacturing
  Co.................................     3,000         274,500
National Service Industries, Inc.....       200           8,850
Raychem Corp.........................       300          27,169
Robbins & Myers, Inc.................     1,000          37,875
Rohm & Haas Co.......................       600          49,988
Tenneco, Inc.........................       900          40,444
Textron, Inc.........................     1,200          69,375
Tyco International Ltd...............     6,400         241,600
VF Corp..............................       500          44,688
                                                     -----------
                                                      3,247,835
                                                     -----------

Electrical Equipment (0.4%)
ANADIGICS, Inc.+.....................     1,000          37,000
Brightpoint, Inc.+...................     1,100          36,300
Brooks Automation, Inc.+.............     1,000          22,188
Emerson Electric Co..................     3,100         162,556
Encore Wire Corp.+...................       900          25,425
Esterline Technologies+..............       900          32,738
Jabil Circuit, Inc.+.................     1,100          49,913
Power-One, Inc.+.....................       900          16,763
Rexel, Inc.+.........................     1,800          40,275
Silicon Valley Group, Inc.+..........     1,200          34,500
Valmont Industries...................     2,200          50,325
                                                     -----------
                                                        507,983
                                                     -----------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Electronics (2.3%)
Advanced Micro Devices, Inc.+........     1,700      $   39,100
AMP, Inc.............................     1,600          72,000
Applied Materials, Inc.+.............     4,200         140,175
Berg Electronics Corp.+..............     4,000          93,500
BMC Industries, Inc..................     1,000          32,188
Cellstar Corp.+......................       800          27,150
CTS Corp.............................       300          28,800
Fluke Corp...........................     3,000          72,188
Honeywell, Inc.......................       900          61,256
Intel Corp...........................    12,200         939,400
KLA Instruments Corp.+...............     1,100          48,331
LeCroy Corp.+........................       900          33,075
LSI Logic Corp.+.....................       500          10,906
Micron Technology, Inc.+.............       600          16,088
Motorola, Inc........................     1,700         104,975
National Semiconductor Corp.+........     1,700          61,200
Perkin-Elmer Corp....................       300          18,750
Phototronics, Inc.+..................       600          25,725
PRI Automation, Inc.+................       700          26,775
Rockwell International Corp..........     1,500          73,500
Sanmina Corp.+.......................       900          67,275
Sawtek, Inc.+........................     2,500          85,000
SCI Systems, Inc.+...................       800          35,200
SpeedFam International, Inc.+........       900          33,413
Symbol Technologies, Inc.............     1,500          59,625
Technitrol, Inc......................     4,000         123,500
Tektronix, Inc.......................       300          17,738
Texas Instruments, Inc...............     2,300         245,381
Veeco Instruments, Inc.+.............     1,100          43,588
                                                     -----------
                                                      2,635,802
                                                     -----------
Engineering Services (0.1%)
American Disposal Services, Inc.+....     1,100          38,775
Superior Services, Inc.+.............     1,300          34,775
                                                     -----------
                                                         73,550
                                                     -----------
Financial Services (4.2%)
Ahmanson (H. F.) & Co................     1,100          64,900
ALBANK Financial Corp................       900          41,625
American Express Co..................     6,100         475,800
Astoria Financial Corp...............     1,900          99,275
Bankers Trust New York Corp..........       700          82,600
Beneficial Corp......................       400          30,675
Charles Schwab Corp..................     1,800          61,425
Chase Manhattan Corp.................     3,200         369,200
Equifax, Inc.........................     1,100          34,169
Federal Home Loan Mortgage Corp......     5,000         189,375
Federal National Mortgage Association    10,700         518,281
FIRSTPLUS Financial Group, Inc.+.....       900          49,500
Great Financial Corp.................     1,900          83,600
Green Tree Financial Corp............     1,300          54,763
Household International, Inc.........       700          79,275

Aetna Fund
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Financial Services (continued)
J.P. Morgan & Co.....................     1,300      $  142,675
MBNA Corp............................    16,000         421,000
Medallion Financial Corp.............     1,400          29,400
Merrill Lynch & Co., Inc.............     3,300         223,163
Morgan Stanley, Dean Witter,
  Discover & Co......................     7,600         372,400
National City Corp...................     1,600          95,600
Ocwen Financial Corp.+...............       800          43,950
Peoples Heritage Financial Group.....       700          27,563
PNC Bank Corp........................     2,300         109,250
Quick & Reilly Group, Inc............     1,200          43,650
Salomon, Inc.........................       800          62,150
St. Paul Co., Inc....................       600          47,963
SunAmerica, Inc......................     1,850          66,484
Transamerica Corp....................       500          50,469
Travelers Group, Inc.................     9,333         653,310
Union Planters Corp..................     1,525          90,452
                                                     -----------
                                                      4,713,942
                                                     -----------
Foods and Beverages (2.6%)
American Italian Pasta Co.+..........       200           4,200
Anheuser-Busch Co., Inc..............     1,800          71,888
Archer-Daniels-Midland Co............     1,700          37,825
Brown-Forman Corp., Class B..........       500          24,594
Campbell Soup Co.....................     3,300         170,156
Canandaigua Wine Co., Inc., Class A+.       800          39,700
Coca-Cola Co.........................    12,200         689,300
Conagra, Inc.........................    12,400         373,550
Coors (Adolph) Co....................       300          10,594
CPC International, Inc...............       500          49,500
Dean Foods Co........................       900          42,581
Earthgrains Co.......................     1,000          41,125
Fresh Del Monte Produce, Inc.+.......     2,200          35,475
General Mills, Inc...................       600          39,600
Heinz (H.J.) Co......................     2,800         130,025
Hershey Foods Corp...................     1,100          60,775
Interstate Bakeries Corp.............       500          31,938
Kellogg Co...........................     2,900         124,881
Kroger Co. (The)+....................     1,800          58,725
Lance, Inc...........................     2,000          42,750
PepsiCo, Inc.........................     5,800         213,513
Quaker Oats Co.......................     1,000          47,875
Quality Food Centers, Inc.+..........       900          42,863
Ralston-Ralston Purina Group.........       800          71,800
Sara Lee Corp........................     3,400         173,825
Suiza Foods Corp.+...................       500          25,188
Sysco Corp...........................       900          36,000
Unilever N.V.........................     4,400         234,850
Wrigley (Wm) Jr. Co..................       600          43,425
                                                     -----------
                                                      2,968,521
                                                     -----------
Health Services (0.3%)
Healthdyne Technologies, Inc.+.......     2,000          40,000

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Health Services (continued)
HEALTHSOUTH Corp.+...................     3,300      $   84,356
Humana, Inc.+........................     1,100          23,100
Shared Medical Systems Corp..........       100           5,475
Tenet Healthcare Corp.+..............     2,100          64,181
Trigon Healthcare, Inc.+.............     1,400          34,213
United Healthcare Corp...............     1,300          60,206
Universal Health Services, Inc.+.....     1,000          44,063
                                                     -----------
                                                        355,594
                                                     -----------
Home Furnishings and Appliances (0.3%)
American Homestar Corp.+.............     1,700          38,250
Carlisle Co., Inc....................     2,000          86,500
Chicago Miniature Lamp, Inc.+........     1,000          32,000
Ethan Allen Interiors, Inc...........     1,000          35,438
Mohawk Industries, Inc.+.............     1,600          49,200
O' Sullivan Industries Holdings,
  Inc.+..............................     1,400          19,425
Pillowtex Corp.......................       700          19,075
Triangle Pacific Corp.+..............       900          29,475
                                                     -----------
                                                        309,363
                                                     -----------
Hotels and Restaurants (0.4%)
CKE Restaurants, Inc.................     1,300          51,919
HFS, Inc.+...........................     1,100          77,550
Hilton Hotels Corp...................     1,800          55,463
Marriott International, Inc..........       900          62,775
McDonald's Corp......................     2,600         116,513
Showbiz Pizza Time, Inc.+............     1,500          31,875
Signature Resorts, Inc.+.............     1,200          31,350
Wendy's International, Inc...........       800          16,800
                                                     -----------
                                                        444,245
                                                     -----------
Household Appliances (0.1%)
Maytag Corp..........................     1,000          33,375
Whirlpool Corp.......................       500          30,313
                                                     -----------
                                                         63,688
                                                     -----------
Insurance (2.7%)
Allied Group, Inc....................       800          37,800
Allmerica Financial Corp.............       800          37,500
Allstate Corp........................     1,000          82,938
American Bankers Insurance Group.....     1,600          59,800
American General Corp................     1,800          91,800
American International Group, Inc....     7,000         714,438
Aon Corp.............................     1,200          64,725
Capital RE Corp......................     1,200          70,725
Chartwell Re Corp....................     1,000          32,375
Chubb Corp...........................     1,200          79,500
Cigna Corp...........................       500          77,625
CMAC Investment Corp.................     1,600          87,500
Conseco, Inc.........................     2,100          91,613
Executive Risk, Inc..................       500          32,938
Fremont General Corp.................     1,100          51,288
Frontier Insurance Group, Inc........     1,300          43,794
General Re Corp......................       800         157,750


32  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Insurance (continued)
Hartford Financial Services
  Group, Inc.........................     1,300      $  105,300
Horace Mann Educators Corp...........     1,600          90,000
Life Re Corp.........................       700          38,588
Lincoln National Corp................     1,000          68,750
Markel Corp.+........................       600          92,063
Marsh & McLennan Co., Inc............     1,200          85,200
MBIA, Inc............................       800          47,800
Mercury General Corp.................     1,000          42,438
MGIC Investment Corp.................     1,500          90,469
Orion Capital Corp...................     2,200          99,000
Penn-America Group, Inc..............     1,000          18,438
Progressive Corp.....................       500          52,125
Protective Life Corp.................     1,200          63,450
Safeco Corp..........................       900          42,863
Selective Insurance Group, Inc.......     1,300          70,363
Torchmark Corp.......................     1,800          71,775
UNUM Corp............................     1,000          48,750
USF&G Corp...........................       800          16,200
Vesta Insurance Group, Inc...........       800          46,500
                                                     -----------
                                                      3,004,181
                                                     -----------
Machinery and Equipment (0.8%)
Advanced Energy Industries, Inc.+....     1,500          31,125
Applied Industrial Technologies, Inc.       500          14,531
Applied Power, Inc...................       700          43,313
Brunswick Corp.......................       700          23,625
Case Corp............................       700          41,869
Caterpillar, Inc.....................     3,800         194,750
Cooper Cameron Corp.+................     1,000          72,250
Cummins Engine Company, Inc..........       500          30,469
Fluor Corp...........................       200           8,225
Grainger (W. W.), Inc................       400          34,975
Harnischfeger Industries, Inc........       300          11,813
Hughes Supply, Inc...................     1,500          52,313
Illinois Tool Works, Inc.............     1,800          88,538
Ingersoll-Rand Co....................     1,500          58,406
Manitowoc Co., Inc. (The)............       500          15,156
Parker-Hannifin Corp.................     1,300          54,356
Regal Beloit.........................     1,200          32,250
Stanley Works........................       600          25,350
Terex Corp.+.........................     1,300          27,381
Thermo Electron Corp.+...............       400          14,925
Watts Industries, Inc................     1,300          32,988
Zygo Corp.+..........................       400          10,900
                                                     -----------
                                                        919,508
                                                     -----------
Media and Entertainment (0.6%)
Clear Channel Communications, Inc.+..       700          46,200
Interpublic Group of Co., Inc........       900          42,750
Mirage Resorts, Inc.+................       500          12,500
Premier Parks, Inc.+.................       900          36,000
Time Warner, Inc.....................     1,900         109,606

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Media and Entertainment (continued)
Walt Disney Co. (The)................     4,600      $  378,350
                                                     -----------
                                                        625,406
                                                     -----------
Medical Supplies (0.5%)
Alza Corp.+..........................       400          10,425
American Home Products Corp..........     2,000         148,250
Baxter International, Inc............     2,000          92,500
Boston Scientific Corp.+.............       600          27,300
Cooper Companies, Inc.+..............     1,000          35,813
Guidant Corp.........................     1,100          63,250
Kinetic Concepts, Inc................     1,100          20,900
Medtronic, Inc.......................     2,500         108,750
U.S. Surgical Corp...................       300           8,081
Warner Chilcott Laboratories+........       600           8,475
                                                     -----------
                                                        523,744
                                                     -----------
Metals and Mining (0.7%)
Alcan Aluminum Ltd...................     1,600          45,700
Allegheny Teledyne, Inc..............     1,300          34,206
Aluminum Co. of America..............     1,700         124,100
Amcol International Corp.............     1,700          35,063
Armco, Inc.+.........................     5,900          33,925
Asarco, Inc..........................       200           5,475
Inland Steel Industries, Inc.........       600          11,775
Ispat International+.................       900          22,781
Kaynar Technologies, Inc.+...........       800          23,400
Kennametal, Inc......................       700          33,950
MAF Bancorp, Inc.....................     1,000          32,125
Mueller Industries, Inc.+............     1,300          57,444
Nucor Corp...........................       400          20,900
Oregon Steel Mills, Inc..............       500          10,531
Phelps Dodge Corp....................       400          29,750
Reynolds Metals Co...................       500          30,469
Shiloh Industries, Inc.+.............     3,000          54,375
Steel Dynamics, Inc.+................     1,400          29,750
Timken Co............................       700          23,450
Titanium Metals Corp.+...............     1,100          34,375
USX-US Steel Group, Inc..............     1,000          34,000
Worthington Industries...............       300           6,206
                                                     -----------
                                                        733,750
                                                     -----------
Oil and Gas (5.4%)
Amoco Corp...........................     3,700         339,244
Ashland, Inc.........................       900          42,919
Atlantic Richfield Co................     2,400         197,550
Baker Hughes, Inc....................     1,000          45,938
BJ Services Co.+.....................       500          42,375
Burlington Resources, Inc............       500          24,469
Camco International, Inc.............       500          36,125
Chevron Corp.........................     4,800         398,100
Cliffs Drilling Co.+.................       700          50,881
Coflexip SA..........................       600          33,000
Columbia Gas System, Inc.............       400          28,900

Aetna Fund
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Oil and Gas (continued)
Consolidated Natural Gas Co..........       500      $   27,031
Devon Energy Corp....................       800          35,800
Dresser Industries, Inc..............     1,200          50,550
Enron Corp...........................       900          34,200
EVI, Inc.+...........................       600          38,513
Exxon Corp...........................    17,700       1,087,444
Falcon Drilling Co., Inc.+...........       800          29,100
Global Industries Ltd.+..............     3,200          64,400
Grey Wolf, Inc.+.....................     5,800          47,850
Halliburton Co.......................     3,200         190,800
Helmerich & Payne, Inc...............     1,300         104,894
Laclede Gas Co.......................     1,200          29,925
Lomak Petroleum, Inc.................     1,800          33,413
Mobil Corp...........................     7,400         538,813
Nabors Industries, Inc.+.............       800          32,900
Occidental Petroleum Corp............     2,200          61,325
Oryx Energy Co.+.....................       200           5,513
Patterson Energy, Inc.+..............     1,200          67,200
Phillips Petroleum Co................     1,900          91,913
Pool Energy Services Co.+............     1,000          33,938
Rowan Co., Inc.+.....................     1,000          38,875
Royal Dutch Petroleum Co.............    14,600         768,325
Santa Fe Energy Resources, Inc.+.....     4,200          54,863
Schlumberger Ltd.....................     6,400         560,000
SEACOR SMIT Holdings+................       700          45,588
Sun Company, Inc.....................       900          36,056
Swift Energy Co.+....................     2,420          62,769
Tesoro Petroleum Corp.+..............     4,500          73,125
Texaco, Inc..........................     3,800         216,363
Tuboscope Vetco International Corp.+.     3,900         123,825
Unocal Corp..........................       700          28,875
USX-Marathon Group...................     3,200         114,400
Vintage Petroleum, Inc...............     2,800          64,050
Western Atlas, Inc.+.................       300          25,856
Williams Co., Inc. (The).............       600          30,563
                                                     -----------
                                                      6,088,556
                                                     -----------
Paper and Containers (0.7%)
Aptargroup, Inc......................       600          32,963
Avery Dennison Corp..................     5,900         234,894
Crown Cork & Seal Co., Inc...........       500          22,531
Fort James Corp......................     1,900          75,406
Georgia-Pacific Corp.................       700          59,369
International Paper Co...............       900          40,500
Kimberly-Clark Corp..................     2,000         103,875
Mosinee Paper Corp...................     1,300          36,725
Owens-Illinois, Inc.+................     1,500          51,750
Pope & Talbot, Inc...................     1,700          28,263
Union Camp Corp......................       500          27,094
Westvaco Corp........................       700          22,969
                                                     -----------
                                                        736,339
                                                     -----------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Pharmaceuticals (3.8%)
Abbott Laboratories..................     7,500      $  459,844
Becton, Dickinson & Co...............       900          41,456
Bristol-Myers Squibb Co..............     7,700         675,675
Cardinal Health Inc..................       800          59,400
Eli Lilly & Co.......................     7,800         521,625
Johnson & Johnson....................     9,000         516,375
Merck & Co., Inc.....................     9,100         812,175
Pfizer, Inc..........................     4,500         318,375
Schering Plough......................     9,500         532,594
Warner Lambert Co....................     1,900         272,056
                                                     -----------
                                                      4,209,575
                                                     -----------
Printing and Publishing (0.5%)
Big Flower Press Holdings, Inc.+.....     1,300          28,600
Bowne & Co., Inc.....................       900          31,388
Gannett Co., Inc.....................     2,000         105,125
Knight-Ridder, Inc...................       700          36,575
McGraw-Hill Co., Inc.................       700          45,763
Meredith Corp........................     1,200          40,875
Merrill Corp.........................     2,200          49,225
New York Times Co....................       900          49,275
RR Donnelley & Sons Co...............     1,000          32,625
Times Mirror Co......................       700          37,888
Tribune Co...........................       900          49,613
Valassis Communications, Inc.+.......     1,600          47,200
                                                     -----------
                                                        554,152
                                                     -----------
Real Estate Investment Trusts (0.6%)
American Health Properties, Inc......     1,200          29,100
Apartment Investment & Management Co.     1,100          38,981
Bay Apartment Communities, Inc.......       600          23,475
BRE Properties, Inc., Class A........       900          24,694
Capstead Mortgage Corp...............     1,200          30,150
CBL & Associates Properties, Inc.....     1,000          24,125
Developers Diversified Realty Corp...       700          27,650
Duke Realty Investments, Inc.........     1,800          40,500
Equity Inns, Inc.....................     2,200          34,650
Fairfield Communities, Inc.+.........     1,650          72,497
General Growth Properties............       900          31,050
Health Care REIT, Inc................     1,000          26,063
Healthcare Realty Trust, Inc.........     1,200          33,375
INMC Mortgage Holding, Inc...........     2,000          47,500
National Golf Properties, Inc........       600          19,463
Security Capital Group, Inc.+........       400          12,800
Starwood Lodging Trust...............     1,950         116,634
                                                     -----------
                                                        632,707
                                                     -----------
Retail (3.1%)
American Stores Co...................     1,900          48,806
Arbor Drugs, Inc.....................     1,400          37,450
AutoZone, Inc.+......................     1,100          32,519
Buckle, Inc. (The)+..................     1,800          48,600
Carson Pirie Scott & Co.+............     2,200         106,013


34  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Retail (continued)
Claire's Stores, Inc.................     1,250      $   27,656
Costco Companies, Inc.+..............     5,100         196,350
CVS Corp.............................     1,700         104,231
Dayton Hudson Corp...................     2,800         175,875
Dillards, Inc., Class A..............       800          30,700
Eagle Hardware & Garden, Inc.+.......     1,000          17,000
Family Dollar Stores, Inc............     2,850          66,975
Federated Department Stores, Inc.+...     1,400          61,600
Fingerhut Companies, Inc.............     1,700          37,613
Fred Meyer, Inc.+....................     1,200          34,275
Goody's Family Clothing, Inc.+.......     1,500          39,281
Great Atlantic & Pacific Tea Co.,
  Inc................................       200           6,138
Hasbro, Inc..........................       900          26,100
Home Depot, Inc......................     5,100         283,688
Hot Topic, Inc.+.....................     1,100          18,563
Inacom Corp.+........................     1,900          58,544
J.C. Penney Co., Inc.................     1,400          82,163
Jostens, Inc.........................       300           6,994
Kmart Corp.+.........................     3,600          47,475
Lazare Kaplan International, Inc.+...     1,500          22,875
Lowe's Co., Inc......................       500          20,813
Mac Frugal's Bargains+...............     1,000          34,000
Marks Brothers Jewelers, Inc.+.......       800          13,000
May Department Stores Co.............     1,600          86,200
Mens Wearhouse, Inc.+................     1,200          46,500
Microage, Inc.+......................     1,300          28,600
Nordstrom, Inc.......................       600          36,750
Pacific Sunwear of California+.......     1,200          33,150
Paul Harris Stores, Inc.+............     1,700          31,238
Pier 1 Imports, Inc..................     2,100          38,325
Proffitt's, Inc.+....................     1,800          51,638
Renters Choice, Inc.+................     1,700          37,825
Rite Aid Corp........................       900          53,438
Ross Stores, Inc.....................     2,300          85,963
Russ Berrie & Co., Inc...............     1,600          43,600
Sears, Roebuck & Co..................     3,700         154,938
Shopko Stores, Inc.+.................       900          22,556
Stage Stores, Inc.+..................       500          18,250
Stein Mart, Inc.+....................     1,300          38,025
Stride Rite Corp.....................     1,100          12,925
Tandy Corp...........................       800          27,500
Tech Data Corp.+.....................     1,500          66,750
The Limited, Inc.....................     1,800          42,413
TJX Companies, Inc...................     2,100          62,213
Toys "R" Us, Inc.+...................     1,400          47,688
Tuesday Morning Corp.+...............       900          21,825
Wal-Mart Stores, Inc.................    17,000         597,125
Walgreen Co..........................     3,800         106,875
Williams-Sonoma, Inc.+...............       900          36,113
Woolworth Corp.+.....................       700          13,300
                                                     -----------
                                                      3,527,020
                                                     -----------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Telecommunications (1.7%)
AirTouch Communications, Inc.+.......     3,600      $  139,050
Ameritech Corp.......................     5,500         357,500
Associated Group, Inc., Class A+.....     2,800         102,900
Davox Corp.+.........................       800          28,600
DSC Communications Corp.+............     1,200          29,250
ITC Deltacom, Inc.+..................       600          11,550
Lucent Technologies, Inc.............     6,300         519,356
MasTec, Inc.+........................       900          29,194
Metromedia Fiber Network, Inc.+......       800          19,200
Mobile Telecommunications
  Technologies Corp.+................     2,400          39,900
Nextlevel Systems, Inc.+.............     1,000          13,500
Northern Telecom Ltd.................     4,300         385,656
P-Com, Inc.+.........................     1,600          32,200
Scientific Atlanta, Inc..............       600          11,138
Tekelec+.............................     2,600         108,875
Vimpel Communications ADR+...........       800          26,200
                                                     -----------
                                                      1,854,069
                                                     -----------
Transportation (1.1%)
Airborne Freight Corp................     1,100          69,713
Alaska Air Group, Inc.+..............     1,100          36,713
American Freightways Corp.+..........     1,900          29,450
AMR Corp.+...........................       600          69,863
Arnold Industries, Inc...............     1,600          34,000
Avis Rent A Car, Inc.+...............       900          24,694
Avondale Industries, Inc.+...........     2,000          54,000
Burlington Northern Santa Fe Corp....       800          76,000
Caliber System, Inc..................       500          26,063
Circle International Group, Inc......     1,200          30,150
CSX Corp.............................     1,600          87,500
Delta Air Lines, Inc.................       500          50,375
Expeditors International of
  Washington, Inc....................     1,300          47,775
Federal Express Corp.+...............     1,400          93,450
Laidlaw, Inc.........................     2,300          32,488
Motivepower Industries, Inc.+........     1,400          37,275
Navistar International Corp.+........       900          20,869
Norfolk Southern Corp................     2,700          86,738
Roadway Express, Inc.................     1,600          44,400
Southwest Airlines Co................     1,000          32,625
Swift Transportation Co., Inc.+......     1,200          38,400
Trico Marine Services, Inc.+.........       800          29,400
U.S. Freightways Corp................     1,200          38,850
U.S. Rentals, Inc.+..................     1,100          26,813
Union Pacific Corp...................       100           6,125
US Airways Group, Inc.+..............       900          42,188
Werner Enterprises, Inc..............     1,600          38,800
Yellow Corp.+........................     1,900          52,131
                                                     -----------
                                                      1,256,848
                                                     -----------
Utilities - Electric (1.2%)
American Electric Power Co...........     1,400          66,150

Aetna Fund
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Utilities - Electric (continued)
Baltimore Gas & Electric Co..........     1,100      $   30,181
Carolina Power & Light Co............     1,100          39,325
Central & South West Corp............     1,500          32,344
Central Hudson Gas & Electric Co.....     1,800          63,788
Central Vermont Public Service.......     4,300          57,513
Cinergy Corp.........................     1,200          39,600
Commonwealth Energy System Co........     2,000          57,250
Consolidated Edison Co. of
  New York, Inc......................     1,800          61,650
Dominion Resources, Inc..............     1,400          52,063
DTE Energy Co........................       800          24,600
Edison International.................     2,900          74,313
Entergy Corp.........................     1,700          41,544
Houston Industries, Inc..............     1,800          39,150
IES Industries, Inc..................     1,200          38,700
Interstate Power Co..................     1,400          44,275
KU Energy Corp.......................     2,000          68,750
Northern States Power Co.............       500          25,188
Ohio Edison Co.......................     1,500          37,125
PacifiCorp...........................     1,500          32,531
Peco Energy Co.......................     1,100          24,956
PG&E Corp............................     1,100          28,119
PP&L Resources, Inc..................     1,200          25,950
Public Service Co. of New Mexico.....     1,400          27,213
Public Service Enterprise Group, Inc.     1,600          41,500
Southern Co..........................     3,700          84,869
Texas Utilities Co...................     1,200          43,050
Unicom Corp..........................     1,600          44,800
Union Electric Co....................       700          26,381
Washington Gas Light Co..............     1,200          30,825
                                                     -----------
                                                      1,303,703
                                                     -----------
Utilities - Oil and Gas (0.2%)
Coastal Corp. (The)..................       800          48,100
Energen Corp.........................     1,000          36,188
NUI Corp.............................     2,200          49,638
People's Energy Corp.................     1,500          53,625
Wicor, Inc...........................     1,500          64,688
                                                     -----------
                                                        252,239
                                                     -----------
Utilities - Telephone (1.9%)
Alltel Corp..........................     1,400          49,525
AT&T Corp............................     5,000         244,688
Bell Atlantic Corp...................     7,700         615,038
BellSouth Corp.......................     9,900         468,394
GTE Corp.............................     6,400         271,600
SBC Communications, Inc..............     2,700         171,788
Sprint Corp..........................       100           5,200
Tellabs, Inc.+.......................     2,100         113,400
U.S. West Communications Group.......     3,400         135,363
                                                     -----------
                                                      2,074,996
                                                     -----------
Total Common Stocks (cost $54,647,184)               62,011,969
                                                     -----------


                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
PREFERRED STOCKS (0.5%)
California Federal Preferred Capital
  Corp...............................    12,000      $  318,750
Duke Energy Corp.....................     2,500         120,625
FPL Group, Inc.......................     1,400          72,363
Union Carbide Corp...................       900          41,119
                                                     -----------
Total Preferred Stocks (cost $414,434)                  552,857
                                                     ===========
                                      Principal
                                        Amount
                                       ---------
LONG-TERM BONDS AND NOTES (27.5%)

U.S. Government and Agency Obligations (12.9%)
U.S. Treasury Bond, 6.75%, 08/15/26.. $2,000,000      2,149,376
U.S. Treasury Bond, 7.25%, 05/15/16..  1,000,000      1,117,186
U.S. Treasury Note, 5.25%, 12/31/97..  2,000,000      1,999,993
U.S. Treasury Note, 5.75%, 09/30/99..  2,000,000      2,005,002
U.S. Treasury Note, 5.75%,
  10/31/00ss.ss.ss...................  6,200,000      6,207,756
U.S. Treasury Note, 6.375%, 03/31/01.  1,000,000      1,019,688
                                                     -----------
Total U.S. Government and Agency Obligations
  (cost $13,992,723)                                 14,499,001
                                                     -----------
Corporate Bonds (8.9%)
American General Finance, 8.45%,
  10/15/09...........................  1,000,000      1,137,270
BCH Cayman Islands Ltd., 7.70%,
  07/15/06...........................    900,000        960,646
Centennial Cellular Corp., 10.125%,
  05/15/05...........................    450,000        471,375
Comcast Cellular, 9.50%, 05/01/07++... 1,000,000      1,030,000
Exide Corp., 10.00%, 04/15/05........    525,000        553,875
First Empire Capital Trust II,
  8.277%, 06/01/27...................    500,000        518,125
HSBC America, 7.808%, 12/15/26++......   750,000        762,675
Kaman Corp., 6.00%, 03/15/12.........    474,000        459,780
News America Holdings Inc., 9.25%,
  02/01/13...........................    500,000        586,688
Raytheon Co., 6.75%, 08/15/07........  1,000,000      1,019,465
Riggs Capital Trust, 8.625%,
  12/31/26++..........................   300,000        317,431
Rogers Cantel, Inc., 9.375%, 06/01/08    400,000        424,000
TCI Communications, Inc., 6.375%,
  09/15/99...........................  1,000,000      1,000,860
Tenet Healthcare Corp., 7.875%,
  01/15/03...........................    300,000        306,102
Tenet Healthcare Corp., 8.00%,
  01/15/05...........................    200,000        203,000
Worldcom, Inc., 8.875%, 01/15/06.....    258,000        273,480
                                                     -----------
Total Corporate Bonds  (cost $9,604,744)             10,024,772
                                                     -----------
Foreign and Supranationals (4.7%)
African Development Bank, 8.80%,
  09/01/19...........................  1,000,000      1,237,140
APP International Finance, 10.25%,
  10/01/00...........................    350,000        352,625
APP International Finance, 11.75%,
  10/01/05...........................    200,000        202,000
Argent-Global Bond (Republic of
  Argentina), 11.375%, 01/30/17......    400,000        395,000
Indah Kiat Finance, 10.00%, 07/01/07++   350,000        320,250
Panama (Republic of), 7.875%,
  02/13/02++..........................   400,000        378,000
Russia-Interest Notes-US, Interest
  Only, 12/29/49+ss.ss................   700,000        474,250
Swire Pacific Ltd., 8.50%, 09/29/04++. 1,000,000      1,039,400
Transport De Gas Del Sur, 7.75%,
  12/23/98...........................    400,000        402,064


36  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                       Principal       Market
                                        Amount         Value
                                       ---------     -----------
Foreign and Supranationals (continued)
United Mexican States Government,
  11.375%, 09/15/16..................  $400,000     $   422,000
                                                    ------------
Total Foreign and Supranationals (cost $5,087,976)    5,222,729
                                                    ------------
Non-Agency Mortgage-Backed Securities (1.0%)
DLJ Mortgage Acceptance Corp.,
  8.10%, 06/18/04....................   350,000         354,266
Merrill Lynch Mortgage Investors,
  Inc., 7.795%, 06/15/21.............   731,220         751,557
Resolution Trust Corp. 1991-17 B6,
  8.20%, 09/25/21....................    30,258          30,281
                                                    -----------
Total Non-Agency Mortgage-Backed Securities
  (cost $1,093,020)                                   1,136,104
                                                    -----------
Total Long-Term Bonds and Notes (cost $29,778,463)   30,882,606
                                                    -----------
SHORT-TERM INVESTMENTS (16.7%)
Conagra Inc., Comm. Paper, 5.75%,
  11/05/97........................... 3,000,000       2,999,042
Detroit Edison Co., Comm. Paper,
  5.85%, 11/03/97.................... 3,904,000       3,904,000
Enron Corp., Comm. Paper, 5.75%,
  11/05/97........................... 3,525,000       3,523,874
Mid-Atlantic Fuel Co., Comm. Paper,
  5.85%, 11/03/97.................... 3,988,000       3,988,000
U.S. Treasury Bill, Time Deposit,
  5.165%, 02/05/98@..................   410,000         404,559
Whirlpool Financial Corp., Comm.
  Paper, 5.75%, 11/12/97++............3,902,000       3,896,391
                                                    -----------
Total Short-Term Investments
  (cost $18,715,778)                                 18,715,866
                                                    -----------
TOTAL INVESTMENTS (cost $103,678,634)(a)            112,163,298
Other assets less liabilities                           (61,705)
                                                    ------------
Total Net Assets                                   $112,101,593
                                                   =============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $103,705,790. Unrealized gains and losses, based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains ....................                $10,526,252
Unrealized losses ...................                 (2,068,744)
                                                     -----------
  Net unrealized gain ...............                 $8,457,508
                                                     ===========

+          Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A. or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

ss.ss.     When-issued or delayed delivery security.

ss.ss.ss.  Security partially pledged to cover collateral requirements on a when-issued security held at October 31, 1997.

@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1997.

Category percentages are based on net assets.

Information concerning open futures contracts at October 31, 1997 is shown below:

                      No. of
                       Long      Initial   Expiration Unrealized
                     Contracts    Value      Date     Gain/(Loss)
                     ---------  ---------- ---------- -----------
S & P 500 Index         5       $2,391,575  Dec 97    $  (81,575)
  Future                        ==========            ===========

                                          See Notes to Financial Statements.  37

Growth and Income
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
COMMON STOCKS (92.2%)

United States (86.2%)
Aerospace and Defense (0.9%)
Alliant Techsystems, Inc.+..........      7,900     $   470,050
Gencorp, Inc........................     38,400         938,400
General Dynamics Corp...............     13,400       1,087,913
Gulfstream Aerospace Corp.+.........     32,600         945,400
Newport News Shipbuilding, Inc......      9,600         206,400
Thiokol Corp........................     17,400       1,593,188
                                                    ------------
                                                      5,241,351
                                                    ------------
Apparel (0.1%)
Brylane, Inc.+......................     12,600         547,313
                                                    ------------
Auto Parts and Accessories (0.3%)
Arvin Industries, Inc...............     38,100       1,426,369
Lear Corp.+.........................      1,600          76,900
                                                    ------------
                                                      1,503,269
                                                    ------------
Autos and Auto Equipment (2.5%)
Borg Warner Automotive, Inc.........     17,900         975,550
Budget Group, Inc., Class A+........      5,400         189,000
Chrysler Corp.......................    105,000       3,701,249
Dura Automotive Systems, Inc.+......      4,100         127,100
Excel Industries, Inc...............     35,400         630,563
Ford Motor Co.......................    121,300       5,299,293
General Motors Corp.................     19,100       1,225,981
Kaydon Corp.........................     23,400         710,775
PACCAR, Inc.........................     56,700       2,555,044
                                                    ------------
                                                     15,414,555
                                                    ------------
Banks (5.5%)
AmSouth Bancorporation..............     25,450       1,223,191
Bank United Corp....................      3,500         147,000
BankAmerica Corp....................     85,100       6,084,649
Centura Banks, Inc..................     17,000         983,875
Dime Bancorp, Inc...................     62,400       1,497,600
First Chicago NBD Corp..............     61,778       4,494,349
First Empire State Corp.............        600         245,400
First of America Bank Corp..........     35,200       1,962,400
First Republic Bank+................      1,000          28,250
First Union Corp....................     49,200       2,413,875
Firstfed Financial Corp.+...........      8,500         297,500
GBC Bancorp.........................      3,700         199,800
Golden West Financial Corp..........     19,700       1,708,975
Greenpoint Financial Corp...........      1,900         122,313
Homeside, Inc.+.....................     64,800       1,737,450
Imperial Bancorp+...................      1,300          56,713
Investors Financial Services Corp...      5,200         228,800
Life Financial Corp.+...............      2,100          37,275
North Fork Bancorp, Inc.............     47,600       1,401,225
Prime Bancshares, Inc.+.............      5,000          95,313
Provident Financial Group, Inc......      2,700         124,200
Republic New York Corp..............     32,800       3,470,649

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Banks (continued)
Security Capital Group, Inc.,
  Warrants+.........................        749     $     3,605
Southtrust Corp.....................     35,800       1,718,400
Star Banc Corp......................      7,800         382,688
State Street Corp...................     29,000       1,616,750
TR Financial Corp...................      6,300         206,325
Webster Financial Corp..............     10,400         640,900
Westamerica Bancorp.................      7,600         668,800
                                                    ------------
                                                     33,798,270
                                                    ------------
Building Materials and Construction (2.9%)
Centex Construction Products, Inc...     27,100         840,100
Centex Corp.........................     73,500       4,299,749
Continental Homes Holding Corp......     78,400       2,361,800
Florida Rock Industries, Inc........     27,500       1,512,500
Lafarge Corp........................     41,400       1,257,525
Lone Star Industries, Inc...........     44,000       2,417,250
Masco Corp..........................      7,900         346,613
National Steel Corp., Class B+......    107,300       1,770,450
Southdown, Inc......................     25,500       1,412,063
Texas Industries, Inc...............        600          28,463
Tredegar Industries, Inc............      2,250         157,219
USG Corp.+..........................     29,400       1,387,313
                                                    ------------
                                                     17,791,045
                                                    ------------
Chemicals (0.3%)
Lyondell Petrochemical Co...........     55,101       1,411,963
Solutia, Inc.+......................      5,800         128,325
Waters Corp.+.......................      7,000         308,000
                                                    ------------
                                                      1,848,288
                                                    ------------
Commercial Services (1.3%)
ADVO, Inc.+.........................    110,600       2,481,588
Crescent Operating, Inc.+...........      1,800          41,850
FactSet Research Systems, Inc.+.....      3,300          88,069
Galileo International, Inc.+........      7,100         178,388
Hagler Bailly, Inc.+................     10,000         202,500
Mail-Well, Inc.+....................     74,400       2,576,100
Maximus, Inc.+......................      5,100         142,800
Ogden Corp..........................     55,300       1,396,325
Olsten Corp.........................     18,400         280,600
Terra Industries, Inc...............     39,400         480,188
U.S. Filter Corp.+..................      5,500         220,688
Wackenhut Corp., Class B............      2,500          50,313
                                                    ------------
                                                      8,139,409
                                                    ------------
Computer Software (2.3%)
BMC Software, Inc.+.................     22,800       1,376,550
CHS Electronics, Inc.+..............     73,950       1,807,153
Computer Learning Centers, Inc.+....     36,600       1,656,150
Compuware Corp.+....................     30,100       1,990,363
Concord Communications, Inc.+.......      7,500         133,125
Edify Corp.+........................      2,200          37,813


38  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
United States (continued)

Computer Software (continued)
Engineering Animation, Inc.+........      6,900     $   304,463
Microsoft Corp.+....................     41,200       5,355,999
Symantec Corp.+.....................     64,200       1,404,375
                                                    ------------
                                                     14,065,991
                                                    ------------
Computers and Office Equipment (5.7%)
Box Hill Systems Corp.+.............     10,000         155,000
Compaq Computer Corp.+..............    248,500      15,841,874
CompUSA, Inc.+......................     11,400         373,350
Comverse Technology, Inc.+..........      8,774         361,928
Dell Computer Corp.+................     70,200       5,624,774
HBO & Co............................     34,300       1,492,050
Herman Miller, Inc..................     29,600       1,446,700
Hunt Corp...........................     14,600         310,250
International Business
  Machines, Inc.....................     16,800       1,647,450
Magnetek, Inc.+.....................     15,000         304,688
Moore Corp. Ltd.....................     68,400       1,107,225
Quantum Corp.+......................     51,200       1,619,200
Smart Modular Technologies, Inc.+...     16,100         800,975
Sun Microsystems, Inc.+.............    105,300       3,606,524
                                                    ------------
                                                     34,691,988
                                                    ------------
Consumer Products (2.4%)
Beringer Wine Estates
  Holdings, Inc.+...................     20,000         620,000
Colgate-Palmolive Co................     63,800       4,131,049
Dial Corp...........................      9,200         155,250
Herbalife International, Inc........      1,500          37,500
Premark International, Inc..........     70,600       1,910,613
Procter & Gamble Co.................    107,800       7,330,399
U.S.A. Floral Products, Inc.+.......     12,500         218,750
                                                    ------------
                                                     14,403,561
                                                    ------------
Diversified (2.7%)
Aeroquip-Vickers, Inc...............     69,800       3,633,962
Amway Asia Pacific Ltd..............      5,100         121,125
Eaton Corp..........................      9,500         917,938
ITT Industries, Inc.................    132,000       4,166,249
NACCO Industries, Inc...............     36,200       3,728,599
Rohm & Haas Co......................     30,900       2,574,356
Tyco International Ltd..............     11,936         450,584
Varlen Corp.........................     10,000         377,500
Westinghouse Electric Corp..........     12,800         338,400
                                                    ------------
                                                     16,308,713
                                                    ------------
Electrical Equipment (0.5%)
C & D Technologies, Inc.............     25,200       1,108,800
Cymer, Inc.+........................      5,000         114,375
Innovative Valve Technologies, Inc.+     15,000         262,500
JLK Direct Distribution, Inc.+......     10,000         298,750
Wyman-Gordon Co.+...................     63,300       1,527,113
                                                    ------------
                                                      3,311,538
                                                    ------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Electronics (4.2%)
Applied Materials, Inc.+............     71,800     $ 2,396,325
AVX Corp............................     40,100       1,132,825
Berg Electronics Corp.+.............     10,000         233,750
Cellstar Corp.+.....................     73,300       2,487,619
Fluke Corp..........................     66,000       1,588,125
Intel Corp..........................     94,800       7,299,599
International Manufacturing
  Services, Inc.+...................      7,500          81,563
KLA Instruments Corp.+..............     43,200       1,898,100
National Semiconductor Corp.+.......     13,800         496,800
QLogic Corp.+.......................     24,700         802,750
Technitrol, Inc.....................     43,000       1,327,625
Tektronix, Inc......................     44,800       2,648,800
Texas Instruments, Inc..............     20,600       2,197,763
Veeco Instruments, Inc.+............      2,600         103,025
VLSI Technology, Inc.+..............     42,500       1,259,063
                                                    ------------
                                                     25,953,732
                                                    ------------
Financial Services (7.6%)
Ahmanson (H. F.) & Co...............    125,300       7,392,699
Bankers Trust New York Corp.........     52,900       6,242,199
Bear Stearns Co., Inc...............     41,370       1,641,872
Chase Manhattan Corp................     39,100       4,511,162
ContiFinancial Corp.+...............      3,600         102,375
Donaldson, Lufkin & Jenrette, Inc...     19,700       1,383,925
E Trade Group, Inc.+................     37,300       1,151,638
Edwards (A.G.), Inc.................     35,700       1,171,406
FIRSTPLUS Financial Group, Inc.+....     50,200       2,760,999
Green Tree Financial Corp...........     55,100       2,321,088
Lehman Brothers Holdings, Inc.......     21,800       1,025,963
Merrill Lynch & Co., Inc............     69,100       4,672,887
Metris Companies, Inc...............      1,500          63,375
Money Store, Inc. (The).............     23,600         669,650
Morgan Stanley, Dean Witter,
  Discover & Co.....................     81,180       3,977,819
Nationwide Financial Services,
  Inc., Class A.....................      4,800         146,100
Paine Webber Group, Inc.............     30,100       1,330,044
Parkway Properties, Inc.............      3,500         119,000
Salomon, Inc........................      1,600         124,300
SLM Holding Corp....................      7,200       1,010,700
SunAmerica, Inc.....................     36,000       1,293,750
Trans Financial, Inc................     24,800         793,600
Travelers Group, Inc................     35,101       2,457,070
                                                    ------------
                                                     46,363,621
                                                    ------------
Foods and Beverages (3.4%)
American Italian Pasta Co.+.........     10,000         210,000
Canandaigua Wine Co., Inc., Class A+     18,800         932,950
Coors (Adolph) Co...................      5,600         197,750
Dean Foods Co.......................     21,900       1,036,144
Earthgrains Co......................     62,900       2,586,763
Fresh Del Monte Produce, Inc.+......     12,500         201,563

Growth and Income
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
United States (continued)

Foods and Beverages (continued)
Interstate Bakeries Corp............     20,500     $ 1,309,438
Kroger Co. (The)+...................    153,000       4,991,624
Quaker Oats Co......................     90,700       4,342,262
Ralcorp Holdings, Inc.+.............     13,500         250,594
Smithfields Foods, Inc.+............     97,000       2,897,874
Suiza Foods Corp.+..................     39,700       1,999,888
                                                    ------------
                                                     20,956,850
                                                    ------------
Health Services (1.2%)
Beverly Enterprises+................    197,200       2,945,674
Lincare Holdings, Inc.+.............     30,400       1,630,200
MedPartners, Inc.+..................      9,100         231,481
Trigon Healthcare, Inc.+............      7,000         171,063
Universal Health Services, Inc.+....     32,000       1,410,000
Wellpoint Health Networks, Inc.+....     23,200       1,061,400
                                                    ------------
                                                      7,449,818
                                                    ------------
Home Furnishings and Appliances (0.9%)
Carlisle Co., Inc...................     30,500       1,319,125
Chicago Miniature Lamp, Inc.+.......      7,800         249,600
Ethan Allen Interiors, Inc..........     70,800       2,508,975
O' Sullivan Industries Holdings,
  Inc.+.............................     73,300       1,017,038
Standard Pacific Corp...............     10,600         115,275
Stanley Furniture Co., Inc.+........      5,600         138,600
Sunbeam Corp........................      2,500         113,281
                                                    ------------
                                                      5,461,894
                                                    ------------
Hotels and Restaurants (1.0%)
Foodmaker, Inc.+....................     50,200         825,163
HFS, Inc.+..........................     62,400       4,399,199
Red Roof Inns, Inc.+................     34,600         531,975
Silverleaf Resorts, Inc.+...........      3,500          76,125
Sonic Corp.+........................      7,800         200,850
Suburban Lodges of America, Inc.+...     10,300         254,925
                                                    ------------
                                                      6,288,237
                                                    ------------
Insurance (5.7%)
Allied Group, Inc...................     11,400         538,650
Allstate Corp.......................     68,200       5,656,337
ARM Financial Group, Inc............     25,000         540,625
Chartwell Re Corp...................     28,100         909,738
Cigna Corp..........................     18,600       2,887,649
Conseco, Inc........................     67,000       2,922,874
Delphi Financial Group, Inc.+.......     15,300         631,125
Equitable Co., Inc..................     65,000       2,677,188
Everest Re Holdings, Inc............     32,900       1,237,863
FBL Financial Group, Inc............     16,500         653,813
Guarantee Life Companies, Inc.......     15,000         414,375
Guaranty National Corp..............      2,600          92,788
Hartford Financial Services
  Group, Inc........................     36,800       2,980,799
Hartford Life, Inc., Class A........      9,800         361,988
IPC Holdings Ltd....................     11,900         366,669

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Insurance (continued)
John Alden Financial Corp...........     71,200     $ 1,953,550
MGIC Investment Corp................      3,800         229,188
Mutual Risk Management Ltd..........     15,732         408,049
Old Republic International Corp.....     42,700       1,526,525
Orion Capital Corp..................     17,100         769,500
Paula Financial+....................     25,000         631,250
Reliance Group Holdings, Inc........     52,500         662,813
RLI Corp............................     39,800       1,651,700
Selective Insurance Group, Inc......     15,000         811,875
Torchmark Corp......................     42,300       1,686,713
United Wisconsin Services, Inc......     24,800         689,750
Vesta Insurance Group, Inc..........     11,400         662,625
                                                    ------------
                                                     34,556,019
                                                    ------------
Machinery and Equipment (2.1%)
Barnes Group, Inc...................     23,600         616,550
Case Corp...........................     25,300       1,513,256
Caterpillar, Inc....................     77,300       3,961,624
Cooper Cameron Corp.+...............     19,400       1,401,650
Cummins Engine Company, Inc.........      8,600         524,063
Graco, Inc..........................     14,600         564,838
Ingersoll-Rand Co...................      4,200         163,538
Manitowoc Co., Inc. (The)...........     50,550       1,532,297
Parker-Hannifin Corp................     21,350         892,697
Terex Corp.+........................     91,100       1,918,794
                                                    ------------
                                                     13,089,307
                                                    ------------
Media and Entertainment (0.7%)
Allen Telecom Inc.+.................      3,700          70,069
Jacor Communications, Inc.+.........     10,000         418,750
Lin Television Corp.+...............      4,000         210,250
Midway Games, Inc.+.................    108,600       2,273,813
Panavision, Inc.+...................     14,700         366,581
Speedway Motorsports, Inc.+.........     41,500         993,406
                                                    ------------
                                                      4,332,869
                                                    ------------
Medical Supplies (1.3%)
Acuson Corp.+.......................     38,700         725,625
Crescendo Pharmaceuticals Corp.+....        100           1,131
Heartport, Inc.+....................      4,400         110,550
Maxxim Medical, Inc.+...............      7,700         172,288
McKesson Corp.......................     17,200       1,845,775
Mylan Laboratories, Inc.............     30,000         658,125
Perrigo Co.+........................    100,200       1,540,575
Protein Design Labs, Inc.+..........      1,500          74,813
Safeskin Corp.+.....................     17,000         771,375
Spine-Tech, Inc.+...................     31,900         992,888
Vivus, Inc.+........................     43,900       1,157,863
                                                    ------------
                                                      8,051,008
                                                    ------------
Metals and Mining (1.6%)
AK Steel Holding Corp...............     34,500       1,453,313
LTV Corp............................     13,300         162,094


40  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
United States (continued)

Metals and Mining (continued)
RMI Titanium Co.+...................     46,300     $ 1,099,625
Schnitzer Steel Industries, Inc.....     44,200       1,287,325
Special Metals Corp.+...............      3,700          76,313
Timken Co...........................    102,800       3,443,799
Titanium Metals Corp.+..............     70,900       2,215,625
                                                    ------------
                                                      9,738,094
                                                    ------------
Oil and Gas (9.8%)
Ashland, Inc........................     49,300       2,350,994
Cal Dive International, Inc.+.......      8,000         250,000
Clayton Williams Energy, Inc.+......     36,800         506,000
Cliffs Drilling Co.+................     48,700       3,539,880
Columbia Gas System, Inc............     47,300       3,417,424
Devon Energy Corp...................      2,200          98,450
Domain Energy Corp.+................     12,000         207,000
Eagle Geophysical, Inc.+............     20,000         350,000
Ensco International, Inc............      4,300         180,869
Gulf Indonesia Resources Ltd.+......      8,000         168,000
Hanover Compressor Co.+.............     15,000         324,375
Helmerich & Payne, Inc..............     29,400       2,372,213
Input/Output, Inc.+.................     24,700         662,269
Kerr-Mcgee Corp.....................     58,400       3,945,649
Marine Drilling Co., Inc.+..........     88,500       2,621,813
Mobil Corp..........................     27,200       1,980,500
National Fuel Gas Co................     22,100         975,163
Occidental Petroleum Corp...........    159,000       4,432,124
Oneok, Inc..........................     20,600         706,838
Oryx Energy Co.+....................    139,800       3,853,237
Phillips Petroleum Co...............    114,900       5,558,287
Rowan Co., Inc.+....................     16,900         656,988
Santa Fe International Corp.........      5,200         255,775
SEACOR SMIT Holdings+...............     41,900       2,728,737
Tesoro Petroleum Corp.+.............      9,100         147,875
Texaco, Inc.........................     70,500       4,014,093
Tidewater, Inc......................     29,200       1,918,075
Transcoastal Marine Services, Inc.+.      3,500          87,063
Triton Energy Ltd.+.................      3,000         117,375
Union Texas Petroleum Holdings, Inc.     53,600       1,219,400
USX-Marathon Group..................    127,100       4,543,824
Valero Energy Corp..................      9,700         292,213
Veritas DGC, Inc.+..................     60,000       2,456,250
Vintage Petroleum, Inc..............    125,600       2,873,099
                                                    ------------
                                                     59,811,852
                                                    ------------
Paper and Containers (0.4%)
Buckeye Cellulose Corp.+............      1,800          74,700
Fort James Corp.....................     23,787         944,047
Schweitzer-Mauduit International,
  Inc...............................     36,300       1,529,138
                                                    ------------
                                                      2,547,885
                                                    ------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Pharmaceuticals (3.5%)
Agouron Pharmaceuticals, Inc.+......     27,200     $ 1,241,000
Boron Lepore & Associates, Inc.+....     10,000         243,750
Bristol-Myers Squibb Co.............     84,800       7,441,199
Dura Pharmaceuticals, Inc.+.........     24,900       1,204,538
Immunex Corp.+......................      8,800         563,200
Merck & Co., Inc....................     10,300         919,275
Pharmacia & Upjohn, Inc.............      6,000         190,500
Rexall Sundown, Inc.+...............     56,800       1,242,500
Rhone-Poulenc Rorer, Inc............      5,100         492,150
Schering Plough.....................    105,000       5,886,562
Theragenics Corp.+..................      2,900         126,513
Watson Pharmaceuticals, Inc.+.......     52,400       1,663,700
                                                    ------------
                                                     21,214,887
                                                    ------------
Printing and Publishing (1.4%)
Big Flower Press Holdings, Inc.+....     83,300       1,832,600
Central Newspapers, Inc., Class A...     17,300       1,136,394
CMP Media Inc.+.....................      6,200         114,700
Gannett Co., Inc....................      4,000         210,250
Hollinger International, Inc........     59,700         779,831
Lexmark International Group, Inc.+..      1,700          51,956
McClatchy Newspapers, Inc...........     45,725       1,500,352
Valassis Communications, Inc.+......    103,600       3,056,199
                                                    ------------
                                                      8,682,282
                                                    ------------
Real Estate Investment Trusts (2.2%)
Alexandria Real Estate Equities,
  Inc...............................      2,100          57,619
American Health Properties, Inc.....      3,800          92,150
American Residential Investment
  Trust, Inc........................      1,700          26,031
Apartment Investment &
  Management Co.....................     13,000         460,688
Arden Realty Group, Inc.............      6,900         210,450
Brandywine Realty Trust.............      3,000          70,313
Capstone Capital Trust, Inc.........      4,200          99,225
Carramerica Realty Corp.............      6,700         199,744
CBL & Associates Properties, Inc....      8,400         202,650
Colonial Properties Trust...........     10,600         300,775
Cornerstone Properties, Inc.........      2,300          42,406
Crescent Real Estate Equities, Inc..     19,200         691,200
Criimi Mae, Inc.....................      6,100          96,838
Crown America Realty Trust..........     16,800         158,550
Developers Diversified Realty Corp..      4,800         189,600
Duke Realty Investments, Inc........     34,400         774,000
Eastgroup Properties, Inc...........      4,150          83,000
Equity Inns, Inc....................     19,900         313,425
Equity Office Properties Trust......      1,500          45,844
Equity Residential Properties Trust.     12,600         636,300
Essex Property Trust, Inc...........      6,200         212,350
Evans Withycombe Residential, Inc...      3,400          85,850
Felcor Suite Hotels, Inc............     12,400         454,150
Glenborough Realty Trust, Inc.......     25,700         658,563
Glimcher Realty Trust...............      4,800         106,500

Growth and Income
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
United States (continued)

Real Estate Investment Trusts (continued)
Health Care REIT, Inc...............     13,000     $   338,813
Healthcare Realty Trust, Inc........      6,600         183,563
Home Properties of New York, Inc....      4,800         130,800
Imperial Credit Commercial Mortgage
  Investment Corp.+.................      1,400          23,100
Innkeepers USA Trust................      7,500         125,156
JDN Realty Corp.....................      9,600         327,600
Kimco Realty Corp...................     19,050         609,600
Lasalle Partners, Inc.+.............      2,800         102,375
Lexington Corporate Properties, Inc.      1,900          28,738
LTC Properties, Inc.................      3,800          76,950
Manufactured Home Communities, Inc..      1,700          42,500
Meridian Industrial Trust, Inc......      2,500          57,656
MGI Properties, Inc.................      4,600         105,800
National Health Investors, Inc......      2,900         113,644
Oasis Residential, Inc..............     14,200         317,725
OMEGA Healthcare Investors, Inc.....      3,200         115,200
Post Properties, Inc................      2,300          83,231
Prime Retail, Inc...................     11,900         177,756
Public Storage, Inc.................     17,300         475,750
Ramco-Gerhenson Properties..........      1,225          23,734
Regency Realty Corp.................      4,400         113,300
Rouse Co............................      3,400          94,350
Security Capital Industrial Trust...     16,100         395,456
Simon Debartolo Group, Inc..........     18,608         575,685
SL Green Realty Corp.+..............      2,300          57,644
Smith (Charles E.) Residential
  Realty Co.........................      2,100          71,663
Spieker Properties, Inc.............     13,600         532,100
Starwood Lodging Trust..............     15,900         951,019
Sunstone Hotel Investors, Inc.......      4,100          72,006
Tanger Factory Outlet Centers, Inc..      7,100         202,350
Tower Realty Trust, Inc.+...........      1,800          45,450
United Dominion Realty Trust, Inc...      6,114          84,832
Universal Health Realty Income Trust      2,100          43,575
Walden Residential Properties, Inc..      9,100         221,813
Weingarten Realty Investors.........      4,000         159,250
                                                    ------------
                                                     13,348,405
                                                    ------------
Retail (4.8%)
Ames Department Stores, Inc.+.......    135,800       2,113,388
Barnes & Noble, Inc.+...............      7,400         189,163
Burlington Coat Factory Warehouse...     74,640       1,236,225
Carson Pirie Scott & Co.+...........     35,700       1,720,294
Casey's General Stores, Inc.........      5,000         120,625
CVS Corp............................      6,500         398,531
Dayton Hudson Corp..................     76,100       4,780,030
Fingerhut Companies, Inc............     27,400         606,225
Footstar, Inc.+.....................      9,078         246,808
Hasbro, Inc.........................      6,700         194,300
Linens 'n Things, Inc.+.............      2,800         100,625

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Retail (continued)
NBTY, Inc.+.........................     43,200     $   947,700
Paul Harris Stores, Inc.+...........     49,200         904,050
Payless ShoeSource, Inc.+...........     24,576       1,370,112
Rite Aid Corp.......................      6,397         379,822
Ross Stores, Inc....................    125,700       4,698,037
Russ Berrie & Co., Inc..............     45,300       1,234,425
Tech Data Corp.+....................     16,200         720,900
TJX Companies, Inc..................    179,400       5,314,724
Urban Shopping Centers, Inc.........     14,500         469,438
Woolworth Corp.+....................     76,600       1,455,400
                                                    ------------
                                                     29,200,822
                                                    ------------
Telecommunications (0.1%)
ITC Deltacom, Inc.+.................      3,700          71,225
Metromedia Fiber Network, Inc.+.....      4,500         108,000
Teleport Communications Group, Inc.+      6,000         290,250
USLD Communications Corp.+..........      8,600         170,388
                                                    ------------
                                                        639,863
                                                    ------------
Transportation (2.2%)
Airborne Freight Corp...............     25,800       1,635,075
Amerus Life Holdings, Inc., Class A.      5,100         158,419
Burlington Northern Santa Fe Corp...      5,700         541,500
CNF Transportation, Inc.............     34,600       1,544,025
Continental Airlines, Inc., Class B+     25,400       1,098,550
CSX Corp............................     20,700       1,132,031
Eagle USA Airfreight, Inc.+.........      2,700          81,675
Robinson Worldwide (C.H.), Inc.+....     20,000         440,000
Trico Marine Services, Inc.+........     81,800       3,006,149
U.S. Freightways Corp...............     42,300       1,369,463
U.S. Xpress Enterprises, Inc.+......      8,900         195,800
UAL Corp.+..........................     16,400       1,437,050
Yellow Corp.+.......................     37,000       1,015,188
                                                    ------------
                                                     13,654,925
                                                    ------------
Utilities - Electric (0.3%)
Montana Power Co....................     34,600         875,813
Public Service Co. of New Mexico....     46,000         894,125
                                                    ------------
                                                      1,769,938
                                                    ------------
Utilities - Oil and Gas (0.4%)
Energen Corp........................     57,100       2,066,306
NUI Corp............................     19,900         448,994
People's Energy Corp................        900          32,175
                                                    ------------
                                                      2,547,475
                                                    ------------
Utilities - Telephone (4.0%)
Aerial Communications, Inc.+........     16,100         136,850
Alltel Corp.........................     72,700       2,571,763
Bell Atlantic Corp..................    142,516      11,383,465
BellSouth Corp......................     72,300       3,420,693
Century Telephone Enterprises.......     34,700       1,472,581
Cincinnati Bell, Inc................     36,900         996,300


42  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
United States (continued)

Utilities - Telephone (continued)
MCI Communications Corp.............      3,700     $   131,350
U.S. West Communications Group......    102,800       4,092,724
                                                    ------------
                                                     24,205,726
                                                    ------------
Total United States                                 526,930,800
                                                    ------------
Foreign Common Stocks (6.0%)
Argentina (0.1%)
Banco de Galicia y Buenos Aires SA
  (Banks) +.........................     14,900         361,092
Banco Rio De La Plata SA (Banks) +..     21,600         226,800
                                                    ------------
Total Argentina                                         587,892
                                                    ------------
Australia (0.2%)
Goodman Fielder Ltd. (Foods and
  Beverages)........................    209,154         321,392
Santos Ltd. (Oil and Gas) ..........     73,600         339,287
Westpac Banking Corp. Ltd. (Banks) .     51,900         302,907
Woolworth Ltd. (Foods and
  Beverages) .......................    110,556         357,690
                                                    ------------
Total Australia                                       1,321,276
                                                    ------------
Austria (0.1%)
VA Technologie AG (Commercial
  Services) ........................      2,000         355,458
                                                    ------------
Belgium (0.1%)
G.I.B. Holdings Ltd. (Retail) ......      4,100         207,843
Societe Generale De Belgique
  (Financial Services) .............      2,440         221,271
                                                    ------------
Total Belgium                                           429,114
                                                    ------------
Brazil (0.1%)
Telecomunicacoes Brasileiras SA
  (Utilities - Telephone) ..........      3,200         324,800
Unibanco Brasileiros SA
  (Financial Services) +............      6,200         168,950
                                                    ------------
Total Brazil                                            493,750
                                                    ------------
Canada (0.1%)
Canadian Imperial Bank of Commerce
  (Banks) ..........................      2,000          58,483
Canadian National Railway Co.
  (Transportation) .................      7,000         377,568
Petro-Canada (Oil and Gas) .........     16,700         343,727
                                                    ------------
Total Canada                                            779,778
                                                    ------------
Chile (0.0%)
Cia. de Telecomuncaciones de Chile
  (Utilities - Telephone) ..........     10,200         283,050
                                                    ------------
Denmark (0.2%)
Bang & Olufsen Holding Co.
  (Electronics) ....................      6,100         372,468
Carli Gry International A/S
  (Apparel) ........................      6,000         296,781
Novo-Nordisk A/S (Pharmaceuticals) .      3,200         346,823
Unidanmark A/S (Banks) .............      6,000         405,746
                                                    ------------
Total Denmark                                         1,421,818
                                                    ------------

                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Finland (0.1%)
Huhtamaki Group (Diversified) ......      4,500     $   185,494
Rautaruukki Oy (Metals and Mining) .     30,000         281,580
UPM-Kymmene Corp.
  (Paper and Containers) ...........      8,000         178,198
Valmet Oyj (Diversified) ...........     10,000         156,756
                                                    ------------
Total Finland                                           802,028
                                                    ------------
France (0.4%)
Accor SA (Hotels and Restaurants) ..      2,000         373,173
Alcatel Alsthom
  (Telecommunications) .............      2,600         314,383
Credit Commercial de France (Banks)       6,200         352,006
Elf Aquitaine SA (Oil and Gas) .....      1,800         223,279
France Telecom SA
  (Telecommunications) +............     10,500         398,217
Gemini Sogeti SA (Insurance) .......      3,000         238,706
Lafarge SA
  (Building Materials and
  Construction) ....................      1,000          62,613
Schneider SA (Machinery and
  Equipment) .......................      6,900         369,212
Union des Assurances Federales
  (Insurance) ......................      2,200         246,524
                                                    ------------
Total France                                          2,578,113
                                                    ------------
Germany (0.5%)
Adidas AG (Apparel) ................      3,000         434,883
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks) ..........      9,100         378,032
Deutsche Pfandbrief &
  Hypothekenbank AG (Banks) ........      6,000         339,191
Gehe AG (Health Services) ..........      7,100         371,263
Ispat International (Metals and
  Mining) +.........................     10,800         273,375
Mannesmann AG
  (Machinery and Equipment) ........        700         296,081
Metro AG (Retail) ..................      7,200         317,090
SGL Carbon AG (Chemicals) ..........      2,400         337,448
Viag AG (Diversified) ..............        700         325,567
                                                    ------------
Total Germany                                         3,072,930
                                                    ------------
Hong Kong (0.1%)
Hutchison Whampoa Ltd.
  (Diversified)++...................     31,000         214,568
Li & Fung Ltd. (Commercial
  Services) ........................    200,000         200,530
Peregrine Investments Holdings Ltd.
  (Financial Services) .............    100,000          98,325
                                                    ------------
Total Hong Kong                                         513,423
                                                    ------------
India (0.0%)
Videsh Sanchar Nigam Ltd.
  (Telecommunications) +............     21,000         289,800
                                                    ------------
Indonesia (0.0%)
Bank International Indonesia
  (Banks) ..........................    150,000          32,247
PT Pasifik Satelit Nusantara ADR
  (Telecommunications) +............      2,400          42,600
Putra Surya Multidana (Financial
  Services) +.......................    399,500         138,523
                                                    ------------
Total Indonesia                                         213,370
                                                    ------------

Growth and Income
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ---------       ------
Ireland (0.1%)
Irish Life Plc (Insurance) .........     58,295     $   306,936
Waterford Wedgewood
  (Home Furnishings and Appliances)     158,243         183,301
                                                    ------------
Total Ireland                                           490,237
                                                    ------------
Israel (0.1%)
Tefron Ltd. (Apparel) +.............     20,000         383,750
                                                    ------------
Italy (0.3%)
Assicurazioni Generali (Insurance) .     12,500         279,931
Credito Italiano (Banks) ...........    195,000         520,915
La Rinascente S.p.A. (Retail) ......     46,400         344,537
Pirelli & Co. (Financial Services) .    179,000         256,826
Telecom Italia S.p.A. (Utilities -
  Telephone) .......................     44,000         276,212
                                                    ------------
Total Italy                                           1,678,421
                                                    ------------
Japan (0.7%)
Bank of Tokyo-Mitsubishi (Banks) ...     25,000         326,349
Dai Nippon Ink & Chemicals, Inc.
  (Chemicals) ......................    100,000         383,304
Daiichi Pharmaceutical
  (Pharmaceuticals) ................     23,000         327,014
DDI Corp. (Utilities - Telephone) ..         45         150,412
Exedy Corp. (Autos and Auto
  Equipment) .......................     20,200         167,955
Fuji Photo Film (Chemicals) ........      6,000         217,511
Fujitsu Denso (Diversified) ........      6,000          93,789
Hoya Corp. (Medical Supplies) ......      5,000         173,776
Matsushita Kotobuki Electronics
  Industries (Electronics) .........      6,000         186,580
Minebea Co. Ltd. (Electronics) .....     36,000         359,192
Mitsubishi Heavy Industries Ltd.
  (Aerospace and Defense) ..........     38,000         186,730
Mitsubishi Trust & Banking Corp.
  (Banks) ..........................     25,000         307,641
Sekisui Chemical Co. (Chemicals) ...     49,000         385,823
Sony Corp. (Electronics) ...........      4,700         390,397
Takefuji Corp. (Banks) .............      5,800         258,003
TDK Corp. (Electronics) ............      3,000         248,940
West Japan Railway (Transportation)          70         245,032
                                                    ------------
Total Japan                                           4,408,448
                                                    ------------
Malaysia (0.0%)
Leader Universal Holdings Bhd
  (Diversified).....................     45,000          27,403
                                                    ------------
Mexico (0.2%)
ALFA SA de C.V. (Diversified) ......     47,458         346,635
Cifra SA (Retail) ..................    150,000         263,658
Grupo Financiero Banamex Accival
  (Financial Services) +............     90,000         179,572
Grupo Radio Centro SA
  (Media and Entertainment) ........     17,800         226,950
Panamerican Beverages, Inc.
  (Foods and Beverages) ............     16,000         496,000
                                                    ------------
Total Mexico                                          1,512,815
                                                    ------------

                                      Number of       Market
                                        Shares         Value
                                       ---------       ------
Netherlands (0.3%)
Akzo Nobel NV (Chemicals) ..........      2,100     $   370,176
Fortis Amev NV (Financial Services)       5,879         231,134
ING Groep NV (Banks) ...............      5,497         230,845
Philips Electronics NV
  (Electronics) ....................      6,200         485,592
Vendex International NV (Retail) ...      3,000         163,856
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Printing and Publishing) ........     13,700         324,724
                                                    ------------
Total Netherlands                                     1,806,327
                                                    ------------
New Zealand (0.0%)
Fernz Corp., Ltd. (Chemicals) ......     50,000         160,616
                                                    ------------
Norway (0.4%)
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil and Gas) +..     10,000         224,267
Ocean Rig ASA (Oil and Gas) +.......    700,000         869,926
Saga Petroleum ASA, Class A (Oil
  and Gas) .........................     11,700         228,966
SAS Norge ASA (Transportation) .....     20,800         350,617
Smedvig ASA (Oil and Gas) ..........     11,100         326,629
Tomra Systems ASA (Paper and
  Containers) ......................     14,100         362,541
                                                    ------------
Total Norway                                          2,362,946
                                                    ------------
Singapore (0.1%)
Clipsal Industries Ltd. (Electrical
  Equipment) .......................     46,200         119,658
Jardine Matheson Holdings
  (Diversified) ....................     50,800         325,120
                                                    ------------
Total Singapore                                         444,778
                                                    ------------
Spain (0.1%)
Cortefiel SA (Retail) ..............      7,600         271,877
Iberdrola SA (Utilities - Electric)      31,000         371,079
                                                    ------------
Total Spain                                             642,956
                                                    ------------
Sweden (0.3%)
Autoliv, Inc. (Autos and Auto
  Equipment) .......................      8,100         325,224
Ericsson ADR (Telecommunications) ..      7,700         340,725
Frontec AB (Computer Software) +....     22,000         195,478
Industrial & Financial Systems
  (Computer Software) +.............     50,000         319,004
Oxigene, Inc. (Pharmaceuticals) +...      9,000         175,569
Skandia Forsakrings AB (Insurance) .      7,500         350,738
                                                    ------------
Total Sweden                                          1,706,738
                                                    ------------
Switzerland (0.3%)
Credit Suisse Group (Banks) ........      2,400         339,018
Georg Fischer AG
  (Machinery and Equipment) ........        150         200,446
Kuoni Reisen AG (Commercial
  Services) ........................        110         417,506
Novartis AG Registered Shares
  (Health Services) ................        230         361,211
Roche Holding AG (Pharmaceuticals)++         35         308,421
                                                    ------------
Total Switzerland                                     1,626,602
                                                    ------------


44  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                      Number of       Market
                                        Shares         Value
                                       ---------       ------
United Kingdom (1.0%)
Bank of Scotland (Banks) ...........     43,800     $   361,365
Barclays Plc (Financial Services) ..      8,005         200,414
Boots Co. Plc (Retail) .............     27,700         396,684
Cadbury Schweppes Plc
  (Foods and Beverages) ............     10,000         100,614
Glaxo Wellcome Plc
  (Pharmaceuticals) ................     17,390         372,681
Granada Group Plc (Diversified) ....     32,480         447,708
Iona Technologies Plc, ADR
  (Consumer Products) +.............      8,000         126,500
Legal & General Group Plc
  (Financial Services) .............     36,600         303,804
Millennium Chemicals, Inc.
  (Chemicals) ......................     56,600       1,330,100
Morgan Crucible Plc (Diversified) ..     36,000         293,692
National Westminster Bank Plc
  (Banks) ..........................     12,500         179,638
Pearson Plc (Printing and
  Publishing) ......................     27,600         361,003
Shell Transport & Trading Co. (Oil
  and Gas) .........................     53,800         381,393
Tomkins Plc (Diversified) ..........     61,800         317,115
Unilever Plc (Consumer Products) ...     34,700         258,357
Vodafone Group Plc
  (Telecommunications) .............     59,700         325,361
Williams Plc (Machinery and
  Equipment) .......................     51,500         309,170
                                                    ------------
Total United Kingdom                                  6,065,599
                                                    ------------
Venezuela (0.1%)
Compania Anonima Nacional Telefonos
  de Venezuela (Utilities -
  Telephone) .......................     12,000         525,000
                                                    ------------
Total Foreign Common Stocks                          36,984,436
                                                    ------------
Total Common Stocks (cost $466,465,943)             563,915,236
                                                    ------------
PREFERRED STOCKS (0.2%)
United States (0.2%)
AMC Entertainment
  (Media and Entertainment) +.......      1,250          43,281
Case Corp. (Machinery and
  Equipment) +++.....................       800         116,500
Corning Delaware L.P.
  (Foods and Beverages) ............      1,100          79,750
Equity Residential Properties
  (Real Estate Investment Trusts) +.      2,100          59,850
International Paper Co.
  (Paper and Containers) +++........        700          35,350
Salomon, Inc. (Financial Services) .      5,200         280,800
Sea Containers Ltd. (Diversified) +.      1,500          79,500
Tanger Factory Outlet Centers, Inc.
  (Real Estate Investment Trusts) ..      4,200         113,400
Union Planters Co. (Foods and
  Beverages) .......................      1,400         104,825
William Cos., Inc. (Commercial
  Services) ........................      2,100         254,888
                                                    ------------
Total United States                                   1,168,144
                                                    ------------
Germany (0.0%)
Henkel KGAA (Chemicals) ............      6,300         327,600
                                                    ------------
Total Preferred Stocks (cost $1,255,190)              1,495,744
                                                    ------------

                                      Principal       Market
                                        Amount         Value
                                       ---------       ------
LONG-TERM BONDS AND NOTES (1.3%)
Agnico-Eagle Mines Ltd., 3.50%,
  01/27/04.......................... $  100,000     $    75,116
Altera Corp., 5.75%, 06/15/02.......     70,000         114,800
Alza Corp., Zero Coupon, 07/14/14...    140,000          60,200
Alza Corp., 5.00%, 05/01/06.........     70,000          68,688
Apache Corp., 6.00%, 01/15/02.......     30,000          40,950
Automatic Data Processing, Inc.,
  Zero Coupon, 02/20/12.............    200,000         131,677
Baker Hughes, Inc., Zero Coupon,
  05/05/08..........................    425,000         377,031
Boston Chicken, Inc., Zero Coupon,
  06/01/15..........................    270,000          57,375
Career Horizons, Inc., 7.00%,
  11/01/02..........................     70,000         180,075
Cellstar Corp., 5.00%, 10/15/02++...    140,000         125,300
Checkpoint Systems, Inc., 5.25%,
  11/01/05..........................     88,000          93,610
Comverse Technology, Inc., 5.75%,
  10/01/06++.........................   400,000         446,250
Consolidated Natural Gas Co.,
  7.25%, 12/15/15...................     50,000          54,500
Continental Airlines, Inc., 6.75%,
  04/15/06++.........................   140,000         216,300
Continental Homes Holding Corp.,
  6.875%, 11/01/02..................     50,000          67,563
Credence Systems Corp., 5.25%,
  09/15/02++.........................   300,000         253,125
Dovatron International, 6.00%,
  10/15/02..........................     70,000          97,650
Einstein/Noah Bagel Corp., 7.25%,
  06/01/04++.........................   370,000         294,150
EMC/Mass Corp., 3.25%, 03/15/02++....   420,000         579,600
FPA Medical Management, Inc.,
  6.50%, 12/15/01...................    140,000         160,300
Fremont General Corp., Zero Coupon,
  10/12/13..........................    370,000         336,700
Hewlett Packard Co., Zero Coupon,
  10/14/17++........................    630,000         328,388
Home Depot, Inc., 3.25%, 10/01/01...     70,000          87,850
Integrated Health Services, 5.75%,
  01/01/01..........................     70,000          75,775
Marriott International, Inc., Zero
  Coupon, 03/25/11++................    270,000         177,188
NAC Re Corp., 5.25%, 12/15/02++.....     70,000          72,450
National Semiconductor Corp.,
  6.50%, 10/01/02++.................    350,000         379,313
Office Depot, Inc., Zero Coupon,
  12/11/07..........................    100,000          63,500
Ogden Corp., 6.00%, 06/01/02........     25,000          24,250
Oryx Energy Co., 7.50%, 05/15/14....     50,000          50,750
Pennzoil Co., 6.50%, 01/15/03.......     35,000          68,731
Phycor Inc., 4.50%, 02/15/03........    105,000          98,700
Phymatrix Corp., 6.75%, 06/15/03....    200,000         178,750
Pioneer Financial Services, 6.50%,
  04/01/03..........................    105,000         175,088
Pogo Producing, 5.50%, 03/15/04.....     70,000         115,063
Potomac Electric Power, 7.00%,
  01/15/18..........................    250,000         255,625
Prime Hospitality Corp., 7.00%,
  04/15/02..........................     55,000          99,825
Read-Rite Corp., 6.50%, 09/01/04....     70,000          63,000
Richey Electronics, Inc., 7.00%,
  03/01/06++........................    141,000         136,946
Roche Holdings, Zero Coupon,
  05/06/12++........................    875,000         379,816
Rotech Medical Corp., 5.25%,
  06/01/03++........................    245,000         243,469
Sanmina Corp., 5.50%, 08/15/02++.....    70,000         186,638
SCI Systems, Inc., 5.00%, 05/01/06++.    55,000         104,225

Growth and Income
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                      Principal       Market
                                       Amount          Value
                                      ---------     ------------
LONG-TERM BONDS AND NOTES (continued)
Thermo Instrument System, 4.50%,
  10/15/03++.........................$   70,000     $    73,850
U.S. Cellular Corp., Zero Coupon,
  06/15/15..........................    175,000          62,781
U.S. Filter Corp., 6.00%, 09/15/05..    235,000         523,169
U.S. Office Products Co., 5.50%,
  02/01/01..........................     70,000          85,925
Vantive Corp., 4.75%, 09/01/02++....     70,000          65,538
Veterinary Centers of America,
  5.25%, 05/01/06++.................     35,000          28,350
                                                    -----------
Total Long-Term Bonds and Notes (cost $6,850,934)     8,035,913
                                                    -----------
SHORT-TERM INVESTMENTS (7.0%)
AT&T Capital Corp., Comm. Paper,
  5.95%, 11/04/97................... 17,616,000      17,613,088
Enron Corp., Comm. Paper, 5.75%,
  11/05/97..........................  5,000,000       4,998,403
Raytheon Co., Comm. Paper, 5.95%,
  11/03/97++.........................17,624,000      17,624,000
U.S. Treasury Bill, Time Deposit,
  5.165%, 02/05/98@.................  2,910,000       2,871,384
                                                    ------------
Total Short-Term Investments (cost $43,106,248)      43,106,875
                                                    ------------
TOTAL INVESTMENTS (cost $517,678,315)(a)            616,553,768

Other assets less liabilities                        (4,629,713)
                                                    ------------
Total Net Assets                                   $611,924,055
                                                    ============

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $518,276,391. Unrealized gains and losses, based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains ...................                $113,133,117
Unrealized losses ..................                 (14,855,740)
                                                    ------------
  Net unrealized gain ..............                $ 98,277,377
                                                    ============

+  Non-income producing security.

++ Securities that may be resold to "qualified institutional buyers" under Rule
   144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1997.

Category percentages are based on net assets.

Information concerning open futures contracts at October 31, 1997 is shown below:

                      No. of     Initial   Expiration Unrealized
                     Contracts    Value      Date     Gain/(Loss)
                     ---------  ---------- ---------- -----------
Long Contracts
-------------------
FTSE 100 Index          1       $ 197,788   Dec 97    $   (3,312)
  Future                        ==========            ===========

Information concerning options written at October 31, 1997 is shown below:

                      No. of    Exercise   Expiration   Market
                     Contracts    Price      Date       Value
                     ---------  ---------- ---------- -----------
Call Options
-------------------
General Dynamics
  Corp.                 18      $   85.00   Dec 97    $   (3,600)
Tyco International
  Ltd.                 118          42.50   Dec 97        (8,850)
                                                      -----------
                                                      $  (12,450)
                                                      ===========

46  See Notes to Financial Statements.

Growth
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------

                                      Number of       Market
                                        Shares         Value
                                       ---------       ------

COMMON STOCKS (92.7%)

Aerospace and Defense (6.5%)
General Motors, Class H...............    25,000     $1,581,250
Sundstrand Corp.......................    40,000      2,175,000
United Technologies Corp..............    30,000      2,100,000
                                                      ----------
                                                      5,856,250
                                                      ----------

Auto Parts and Accessories (1.6%)
Magna International, Inc..............    22,200      1,462,425
                                                      ----------

Computer Software (3.8%)
BMC Software, Inc.+...................    31,000      1,871,625
National Data Corp....................    43,600      1,610,475
                                                      ----------
                                                      3,482,100
                                                      ----------

Computers and Office Equipment (8.7%)
Adaptec, Inc.+........................    25,000      1,210,938
Compaq Computer Corp.+................    34,000      2,167,500
EMC Corp.+............................    29,700      1,663,200
Herman Miller, Inc....................    19,600        957,950
Quantum Corp.+........................    60,000      1,897,500
                                                      ----------
                                                      7,897,088
                                                      ----------

Diversified (4.2%)
General Electric Co...................    37,000      2,388,813
Tyco International Ltd................    37,000      1,396,750
                                                      ----------
                                                      3,785,563
                                                      ----------

Electronics (9.6%)
Applied Materials, Inc.+..............    59,200      1,975,800
Intel Corp............................    17,000      1,309,000
Solectron Corp.+......................    39,500      1,550,375
Teradyne, Inc.+.......................    33,000      1,235,438
Texas Instruments, Inc................    25,000      2,667,187
                                                      ----------
                                                      8,737,800
                                                      ----------

Financial Services (10.7%)
Franklin Resources, Inc...............    34,500      3,100,687
SunAmerica, Inc.......................    42,900      1,541,719
T. Rowe Price Associates..............    40,000      2,649,999
Travelers Group, Inc..................    35,000      2,450,000
                                                      ----------
                                                      9,742,405
                                                      ----------

Foods and Beverages (1.8%)
Anheuser-Busch Co., Inc...............    40,000      1,597,500
                                                      ----------

Health Services (2.7%)
HEALTHSOUTH Corp.+....................    97,600      2,494,900
                                                      ----------

Home Furnishings and Appliances (2.4%)
Sunbeam Corp..........................    48,800      2,211,250
                                                      ----------

Hotels and Restaurants (3.1%)
Hilton Hotels Corp....................    90,000      2,773,124
                                                      ----------

Machinery and Equipment (2.3%)
Caterpillar, Inc......................    40,000      2,050,000
                                                      ----------

Media and Entertainment (1.2%)
Omnicom Group, Inc....................    15,200      1,073,500
                                                      ----------


                                      Number of       Market
                                        Shares         Value
                                       ---------       ------

Oil and Gas (7.9%)
BJ Services Co.+......................    16,500     $1,398,375
Burlington Resources, Inc.............    35,000      1,712,813
Gulf Indonesia Resources Ltd.+........    25,000        525,000
Santa Fe International Corp...........    42,000      2,065,875
Schlumberger Ltd......................    16,000      1,400,000
Transcoastal Marine Services, Inc.+...     3,500         87,063
                                                      ----------
                                                      7,189,126
                                                      ----------

Paper and Containers (2.5%)
Owens-Illinois, Inc.+.................    64,800      2,235,600
                                                      ----------

Pharmaceuticals (8.6%)
Bristol-Myers Squibb Co...............    31,500      2,764,124
Schering Plough.......................    45,000      2,522,813
Warner Lambert Co.....................    17,600      2,520,100
                                                      ----------
                                                      7,807,037
                                                      ----------

Retail (9.7%)
CVS Corp..............................    34,700      2,127,544
General Nutrition Companies, Inc.+....    83,000      2,614,500
Safeway, Inc.+........................    33,000      1,918,125
TJX Companies, Inc....................    73,000      2,162,625
                                                      ----------
                                                      8,822,794
                                                      ----------

Telecommunications (4.0%)
Lucent Technologies, Inc..............    28,000      2,308,250
Northern Telecom Ltd..................    15,000      1,345,313
                                                      ----------
                                                      3,653,563
                                                      ----------

Transportation (1.4%)
UAL Corp.+............................    15,000      1,314,375
                                                      ----------
Total Common Stocks (cost $73,029,382)               84,186,400
                                                      ----------

                                        Principal
                                         Amount
                                        ---------

SHORT-TERM INVESTMENTS (10.0%)
Federal Home Loan Bank, Disc. Note,
  5.47%, 11/04/97..................... $5,000,000     4,999,240
Federal Home Loan Bank, Disc. Note,
  5.60%, 11/03/97.....................  4,065,000     4,065,000
                                                      ----------
Total Short-Term Investments (cost $9,064,241)        9,064,240
                                                      ----------
TOTAL INVESTMENTS (cost $82,093,623)(a)              93,250,640

Other assets less liabilities                        (2,417,051)
                                                      ----------

Total Net Assets                                    $90,833,589
                                                      ==========


See Notes to Portfolio of Investments.                                        47

Growth
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $82,093,623. Unrealized gains and losses, based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains .....................                $13,707,766
Unrealized losses ....................                 (2,550,749)
                                                       ----------
  Net unrealized gain ................                $11,157,017
                                                       ==========

+    Non-income producing security.

Category percentages are based on net assets.


48  See Notes to Financial Statements.

Index Plus
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------
                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
COMMON STOCKS (98.4%)
Aerospace and Defense (1.2%)
Boeing Co..............................      700      $  33,513
General Dynamics Corp..................      200         16,238
Lockheed Martin Corp...................      400         38,025
Northrop Grumman Corp..................      100         10,925
Raytheon Co............................      300         16,275
United Technologies Corp...............      500         35,000
                                                      ----------
                                                        149,976
                                                      ----------
Agriculture (0.1%)
Pioneer Hi-Bred International, Inc.....      200         18,325
                                                      ----------
Apparel (0.5%)
Alberto-Culver Co......................      200          6,038
Fruit of the Loom, Inc.+...............      200          5,213
Gap, Inc...............................      700         37,231
Liz Claiborne, Inc.....................      200         10,138
Reebok International Ltd.+.............      100          3,688
Russell Corp...........................      100          2,938
                                                      ----------
                                                         65,246
                                                      ----------
Auto Parts and Accessories (0.4%)
Dana Corp..............................      200          9,363
Genuine Parts Co.......................      300          9,394
Goodyear Tire & Rubber Co. (The).......      300         18,788
Pep Boys...............................      100          2,519
TRW, Inc...............................      200         11,450
                                                      ----------
                                                         51,514
                                                      ----------
Autos and Auto Equipment (2.7%)
Chrysler Corp..........................    1,400         49,350
Ford Motor Co..........................    3,500        152,906
General Motors Corp....................    2,000        128,375
PACCAR, Inc............................      200          9,013
Snap-On, Inc...........................      200          8,600
                                                      ----------
                                                        348,244
                                                      ----------
Banks (8.0%)
Banc One Corp..........................      800         41,700
Bank of New York Co., Inc..............      700         32,944
BankAmerica Corp.......................    2,200        157,300
BankBoston Corp........................      300         24,319
Barnett Banks, Inc.....................      500         34,500
Citicorp...............................      800        100,050
Comerica, Inc..........................      300         23,719
Corestates Financial Corp..............      200         14,550
Countrywide Credit Industries, Inc.....      200          6,862
Fifth Third Bancorp....................      250         16,031
First Chicago NBD Corp.................      700         50,925
First Union Corp.......................    1,400         68,638
Fleet Financial Group, Inc.............      400         25,725
Golden West Financial Corp.............      100          8,675
Huntington Bancshares..................      300          9,694
KeyCorp................................      500         30,594

                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Banks (continued)
Mellon Bank Corp.......................      700      $  36,094
NationsBank Corp.......................    1,490         89,214
Norwest Corp...........................    1,300         41,681
Providian Financial Corp...............      200          7,400
Republic New York Corp.................      100         10,581
State Street Corp......................      500         27,875
Suntrust Banks, Inc....................      700         45,369
U.S. Bancorp...........................      326         33,150
Wachovia Corp..........................      300         22,594
Washington Mutual, Inc.................      360         24,638
Wells Fargo & Co.......................      100         29,138
                                                      ----------
                                                      1,013,960
                                                      ----------
Building Materials and Construction (0.4%)
Armstrong World Industries, Inc........      100          6,656
Centex Corp............................      100          5,850
Foster Wheeler Corp....................      100          3,281
Kaufman & Broad Home Corp..............      100          2,131
Masco Corp.............................      200          8,775
Owens Corning..........................      100          3,425
Pulte Corp.............................      100          3,738
Sherwin-Williams Co....................      200          5,550
Weyerhaeuser Co........................      200          9,550
                                                      ----------
                                                         48,956
                                                      ----------
Chemicals (1.9%)
Air Products and Chemicals, Inc........      200         15,200
Dow Chemical Co........................      400         36,300
Du Pont (E.I.) de Nemours..............    2,000        113,750
Engelhard Corp.........................      100          1,738
FMC Corp.+.............................      100          8,081
Goodrich (B.F.) Co.....................      100          4,456
Hercules, Inc..........................      100          4,588
Morton International, Inc..............      200          6,600
PPG Industries, Inc....................      300         16,988
Praxair, Inc...........................      400         17,425
Sigma-Aldrich Corp.....................      200          7,025
W.R. Grace & Co........................      100          6,800
                                                      ----------
                                                        238,951
                                                      ----------
Commercial Services (0.6%)
Automatic Data Processing, Inc.........      300         15,338
Browning-Ferris Industries, Inc........      200          6,500
CUC International, Inc.+...............      500         14,750
Dun & Bradstreet Corp..................      200          5,713
Ecolab, Inc............................      100          4,756
First Data Corp........................      300          8,719
Safety-Kleen Corp......................      100          2,213
Service Corp. International............      400         12,175
Waste Management, Inc..................      400          9,350
                                                      ----------
                                                         79,514
                                                      ----------


See Notes to Portfolio of Investments.                                        49

Index Plus
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Computer Software (3.8%)
Cisco Systems, Inc.+...................    1,200      $  98,438
Computer Associates International, Inc.      800         59,650
Computer Sciences Corp.+...............      100          7,094
Microsoft Corp.+.......................    2,200        286,000
Oracle Corp.+..........................      750         26,836
Parametric Technology Co.+.............      200          8,825
                                                      ----------
                                                        486,843
                                                      ----------
Computers and Office Equipment (6.0%)
3Com Corp.+............................      200          8,288
Ceridian Corp.+........................      100          3,906
Compaq Computer Corp.+.................    2,407        153,446
Data General Corp.+....................      100          1,925
Dell Computer Corp.+...................    1,100         88,138
Deluxe Corp............................      100          3,275
Digital Equipment Corp.+...............      300         15,019
EMC/MASS Corp.+........................      800         44,800
Harris Corp............................      200          8,725
Hewlett Packard Co.....................    1,900        117,206
International Business Machines, Inc...    1,900        186,319
Moore Corp. Ltd........................      200          3,238
Pitney Bowes, Inc......................      300         23,794
Seagate Technology, Inc.+..............      200          5,425
Silicon Graphics, Inc.+................      400          5,875
Sun Microsystems, Inc.+................    1,100         37,675
Unisys Corp.+..........................      200          2,663
Xerox Corp.............................      600         47,588
                                                      ----------
                                                        757,305
                                                      ----------
Consumer Products (2.5%)
American Greetings Corp., Class A......      100          3,469
Avon Products, Inc.....................      300         19,650
Clorox Co..............................      200         14,000
Colgate-Palmolive Co...................      500         32,375
Gillette Co............................      500         44,531
Mattel, Inc............................      600         23,325
Newell Co..............................      200          7,675
Polaroid Corp..........................      100          4,494
Procter & Gamble Co....................    2,400        163,200
Tricon Global Restaurants, Inc.+.......      140          4,244
Tupperware Corp........................      100          2,506
                                                      ----------
                                                        319,469
                                                      ----------

Diversified (5.9%)
Aeroquip-Vickers, Inc..................      100          5,206
Allied Signal, Inc.....................    1,200         43,200
Cognizant Corp.........................      300         11,756
Cooper Industries, Inc.................      200         10,425
Corning, Inc...........................      400         18,050
Crane Co...............................      150          6,234
Deere & Co.............................      400         21,050
Dover Corp.............................      200         13,500
Eastern Enterprises....................      100          3,919

                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Diversified (continued)
Eaton Corp.............................      200      $  19,325
Fortune Brands, Inc....................      300          9,919
General Electric Co....................    6,000        387,375
ITT Industries, Inc....................      200          6,313
Johnson Controls, Inc..................      200          8,975
Minnesota Mining and Manufacturing Co..      600         54,900
National Service Industries, Inc.......      100          4,425
Raychem Corp...........................      100          9,056
Rohm & Haas Co.........................      200         16,663
Tenneco, Inc...........................      200          8,988
Textron, Inc...........................      400         23,125
Tyco International Ltd.................    1,400         52,850
VF Corp................................      100          8,938
Whitman Corp...........................      200          5,250
                                                      ----------
                                                        749,442
                                                      ----------
Electrical Equipment (0.4%)
Emerson Electric Co....................      800         41,950
General Signal Corp....................      100          4,013
                                                      ----------
                                                         45,963
                                                      ----------
Electronics (4.0%)
Advanced Micro Devices, Inc.+..........      300          6,900
AMP, Inc...............................      200          9,000
Applied Materials, Inc.+...............    1,200         40,050
Honeywell, Inc.........................      300         20,419
Intel Corp.............................    3,400        261,800
KLA Instruments Corp.+.................      300         13,181
LSI Logic Corp.+.......................      300          6,544
Micron Technology, Inc.+...............      400         10,725
Motorola, Inc..........................      400         24,700
National Semiconductor Corp.+..........      500         18,000
Perkin-Elmer Corp......................      100          6,250
Rockwell International Corp............      200          9,800
Tektronix, Inc.........................      100          5,913
Texas Instruments, Inc.................      600         64,013
Thomas & Betts Corp....................      100          4,975
                                                      ----------
                                                        502,270
                                                      ----------
Financial Services (7.9%)
Ahmanson (H. F.) & Co..................      200         11,800
American Express Co....................    1,500        117,000
Bankers Trust New York Corp............      100         11,800
Beneficial Corp........................      100          7,669
Charles Schwab Corp....................      450         15,356
Chase Manhattan Corp...................    1,100        126,913
Equifax, Inc...........................      300          9,319
Federal Home Loan Mortgage Corp........    1,400         53,025
Federal National Mortgage Association..    2,500        121,094
Green Tree Financial Corp..............      400         16,850
Household International, Inc...........      200         22,650
J.P. Morgan & Co.......................      400         43,900
MBNA Corp..............................    1,350         35,522


50  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Financial Services (continued)
Merrill Lynch & Co., Inc...............      900      $  60,863
Morgan Stanley, Dean Witter,
  Discover & Co........................    1,895         92,855
National City Corp.....................      500         29,875
PNC Bank Corp..........................      800         38,000
Salomon, Inc...........................      200         15,538
St. Paul Co., Inc......................      100          7,994
SunAmerica, Inc........................      450         16,172
Transamerica Corp......................      100         10,094
Travelers Group, Inc...................    2,000        140,000
                                                      ----------
                                                      1,004,289
                                                      ----------
Foods and Beverages (4.3%)
Anheuser-Busch Co., Inc................      500         19,969
Archer-Daniels-Midland Co..............      600         13,350
Brown-Forman Corp., Class B............      100          4,919
Campbell Soup Co.......................      800         41,250
Coca-Cola Co...........................    1,900        107,350
Conagra, Inc...........................      800         24,100
Coors (Adolph) Co......................      100          3,531
CPC International, Inc.................      200         19,800
General Mills, Inc.....................      100          6,600
Heinz (H.J.) Co........................      600         27,863
Hershey Foods Corp.....................      200         11,050
Kellogg Co.............................      800         34,450
Kroger Co. (The)+......................      400         13,050
PepsiCo, Inc...........................    1,400         51,538
Quaker Oats Co.........................      200          9,575
Ralston-Ralston Purina Group...........      200         17,950
Sara Lee Corp..........................      900         46,013
Supervalu, Inc.........................      100          3,663
Sysco Corp.............................      300         12,000
Unilever N.V...........................    1,200         64,050
Wrigley (Wm) Jr. Co....................      200         14,475
                                                      ----------
                                                        546,546
                                                      ----------
Health Services (0.4%)
Beverly Enterprises+...................      100          1,494
HEALTHSOUTH Corp.+.....................      600         15,338
Manor Care, Inc........................      100          3,431
Tenet Healthcare Corp.+................      600         18,338
United Healthcare Corp.................      200          9,263
                                                      ----------
                                                         47,864
                                                      ----------
Hotels and Restaurants (0.8%)
HFS, Inc.+.............................      200         14,100
Hilton Hotels Corp.....................      500         15,406
Marriott International, Inc............      200         13,950
McDonald's Corp........................    1,200         53,775
Wendy's International, Inc.............      200          4,200
                                                      ----------
                                                        101,431
                                                      ----------

                                       Number of      Market
                                         Shares         Value
                                        ----------    ----------
Household Appliances (0.1%)
Maytag Corp............................      200      $   6,675
Whirlpool Corp.........................      100          6,063
                                                      ----------
                                                         12,738
                                                      ----------
Insurance (4.8%)
Allstate Corp..........................    1,100         91,231
American General Corp..................      410         20,910
American International Group, Inc......    1,650        168,403
Aon Corp...............................      350         18,878
Chubb Corp.............................      300         19,875
Cigna Corp.............................      100         15,525
Conseco, Inc...........................      600         26,175
General Re Corp........................      200         39,438
Hartford Financial Services Group, Inc.      400         32,400
Jefferson-Pilot Corp...................      100          7,731
Lincoln National Corp..................      200         13,750
Loews Corp.............................      400         44,675
Marsh & McLennan Co., Inc..............      400         28,400
MBIA, Inc..............................      200         11,950
MGIC Investment Corp...................      400         24,125
Progressive Corp.......................      100         10,425
Safeco Corp............................      200          9,525
Torchmark Corp.........................      400         15,950
UNUM Corp..............................      200          9,750
USF&G Corp.............................      200          4,050
                                                      ----------
                                                        613,166
                                                      ----------
Machinery and Equipment (1.3%)
Black & Decker Corp....................      100          3,806
Briggs & Stratton Corp.................      100          4,975
Brunswick Corp.........................      200          6,750
Case Corp..............................      100          5,981
Caterpillar, Inc.......................      900         46,125
Cincinnati Milacron, Inc...............      100          2,775
Cummins Engine Company, Inc............      100          6,094
Fluor Corp.............................      100          4,113
Grainger (W. W.), Inc..................      100          8,744
Harnischfeger Industries, Inc..........      100          3,938
Illinois Tool Works, Inc...............      600         29,513
Ingersoll-Rand Co......................      300         11,681
Pall Corp..............................      200          4,138
Parker-Hannifin Corp...................      350         14,634
Stanley Works..........................      200          8,450
Thermo Electron Corp.+.................      200          7,463
                                                      ----------
                                                        169,180
                                                      ----------
Media and Entertainment (1.1%)
Fleetwood Enterprises, Inc.............      100          3,031
Interpublic Group of Co., Inc..........      300         14,250
King World Production, Inc.............      100          4,725
Time Warner, Inc.......................      400         23,075
Walt Disney Co. (The)..................    1,100         90,475
                                                      ----------
                                                        135,556
                                                      ----------

Index Plus
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Medical Supplies (1.3%)
Alza Corp.+............................      200      $   5,213
American Home Products Corp............    1,100         81,538
Baxter International, Inc..............      600         27,750
Biomet, Inc............................      100          2,494
Boston Scientific Corp.+...............      100          4,550
Guidant Corp...........................      200         11,500
Mallinckrodt, Inc......................      100          3,750
Medtronic, Inc.........................      600         26,100
U.S. Surgical Corp.....................      100          2,694
                                                      ----------
                                                        165,589
                                                      ----------
Metals and Mining (0.7%)
Alcan Aluminum Ltd.....................      500         14,281
Allegheny Teledyne, Inc................      200          5,263
Aluminum Co. of America................      400         29,200
Armco, Inc.+...........................      200          1,150
Inland Steel Industries, Inc...........      200          3,925
Nucor Corp.............................      100          5,225
Phelps Dodge Corp......................      100          7,438
Reynolds Metals Co.....................      100          6,094
Timken Co..............................      200          6,700
USX-US Steel Group, Inc................      200          6,800
                                                      ----------
                                                         86,076
                                                      ----------
Oil and Gas (9.9%)
Amoco Corp.............................    1,000         91,688
Ashland, Inc...........................      100          4,769
Atlantic Richfield Co..................      500         41,156
Baker Hughes, Inc......................      300         13,781
Burlington Resources, Inc..............      100          4,894
Chevron Corp...........................    1,300        107,819
Columbia Gas System, Inc...............      100          7,225
Consolidated Natural Gas Co............      200         10,813
Dresser Industries, Inc................      300         12,638
Enron Corp.............................      400         15,200
Exxon Corp.............................    4,500        276,469
Halliburton Co.........................      700         41,738
Helmerich & Payne, Inc.................      100          8,069
Kerr-Mcgee Corp........................      100          6,756
Mobil Corp.............................    1,400        101,938
Monterey Resources, Inc................       88          1,755
Occidental Petroleum Corp..............      300          8,363
Oneok, Inc.............................      100          3,431
Oryx Energy Co.+.......................      300          8,269
Pennzoil Co............................      100          7,400
Phillips Petroleum Co..................      500         24,188
Rowan Co., Inc.+.......................      200          7,775
Royal Dutch Petroleum Co...............    3,600        189,450
Santa Fe Energy Resources, Inc.+.......      200          2,613
Schlumberger Ltd.......................    1,500        131,250
Sun Company, Inc.......................      200          8,013
Texaco, Inc............................    1,000         56,938

                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Oil and Gas (continued)
Union Pacific Resources Group, Inc.....      400      $   9,850
Unocal Corp............................      300         12,375
USX-Marathon Group.....................      600         21,450
Western Atlas, Inc.+...................      100          8,619
Williams Co., Inc. (The)...............      100          5,094
                                                      ----------
                                                      1,251,786
                                                      ----------
Paper and Containers (0.8%)
Avery Dennison Corp....................      400         15,925
Bemis Co., Inc.........................      100          3,813
Crown Cork & Seal Co., Inc.............      200          9,013
Fort James Corp........................      100          3,969
Georgia-Pacific Corp...................      200         16,963
International Paper Co.................      200          9,000
Kimberly-Clark Corp....................      600         31,163
Owens-Illinois, Inc.+..................      400         13,800
                                                      ----------
                                                        103,646
                                                      ----------
Pharmaceuticals (8.7%)
Abbott Laboratories....................    1,500         91,969
Amgen, Inc.............................      200          9,850
Becton, Dickinson & Co.................      200          9,213
Bristol-Myers Squibb Co................    1,900        166,725
Cardinal Health Inc....................      200         14,850
Eli Lilly & Co.........................    2,000        133,750
Johnson & Johnson......................    2,300        131,963
Merck & Co., Inc.......................    2,200        196,350
Pfizer, Inc............................    2,200        155,650
Schering Plough........................    2,300        128,944
Warner Lambert Co......................      500         71,594
                                                      ----------
                                                      1,110,858
                                                      ----------
Printing and Publishing (0.8%)
Gannett Co., Inc.......................      600         31,538
John H. Harland Co.....................      100          2,244
Knight-Ridder, Inc.....................      200         10,450
McGraw-Hill Co., Inc...................      200         13,075
Meredith Corp..........................      200          6,813
New York Times Co......................      200         10,950
Times Mirror Co........................      200         10,825
Tribune Co.............................      200         11,025
                                                      ----------
                                                         96,920
                                                      ----------
Retail (4.1%)
American Stores Co.....................      600         15,413
Costco Companies, Inc.+................      500         19,250
CVS Corp...............................      400         24,525
Dayton Hudson Corp.....................      600         37,688
Federated Department Stores, Inc.+.....      400         17,600
Great Atlantic & Pacific Tea Co., Inc..      100          3,069
Harcourt General, Inc..................      100          5,006
Hasbro, Inc............................      300          8,700
Home Depot, Inc........................    1,300         72,313
J.C. Penney Co., Inc...................      300         17,606


52  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Retail (continued)
Kmart Corp.+...........................      400      $   5,275
Longs Drug Stores, Inc.................      100          2,506
Lowe's Companies, Inc..................      100          4,163
May Department Stores Co...............      200         10,775
Nordstrom, Inc.........................      200         12,250
Rite Aid Corp..........................      300         17,813
Sears, Roebuck & Co....................    1,000         41,875
The Limited, Inc.......................      300          7,069
TJX Companies, Inc.....................      400         11,850
Toys "R" Us, Inc.+.....................      300         10,219
Wal-Mart Stores, Inc...................    4,100        144,013
Walgreen Co............................    1,200         33,750
Woolworth Corp.+.......................      200          3,800
                                                      ----------
                                                        526,528
                                                      ----------
Telecommunications (2.3%)
AirTouch Communications, Inc.+.........      900         34,763
Ameritech Corp.........................    1,400         91,000
Andrew Corp.+..........................      300          6,956
Lucent Technologies, Inc...............    1,100         90,681
Northern Telecom Ltd...................      800         71,750
Scientific Atlanta, Inc................      100          1,856
                                                      ----------
                                                        297,006
                                                      ----------
Tobacco (2.5%)
Philip Morris Co., Inc.................    7,800        309,075
UST, Inc...............................      300          8,981
                                                      ----------
                                                        318,056
                                                      ----------
Transportation (1.4%)
AMR Corp.+.............................      200         23,288
Burlington Northern Santa Fe Corp......      300         28,500
Caliber System, Inc....................      100          5,213
CSX Corp...............................      400         21,875
Delta Air Lines, Inc...................      100         10,075
Federal Express Corp.+.................      400         26,700
Laidlaw, Inc...........................      500          7,063
Navistar International Corp.+..........      200          4,638
Norfolk Southern Corp..................      600         19,275
Southwest Airlines Co..................      300          9,788
Union Pacific Corp.....................      300         18,375
US Airways Group, Inc.+................      200          9,375
                                                      ----------
                                                        184,165
                                                      ----------
Utilities - Electric (1.6%)
American Electric Power Co.............      300         14,175
Baltimore Gas & Electric Co............      200          5,488
Carolina Power & Light Co..............      200          7,150
Central & South West Corp..............      200          4,313
Cinergy Corp...........................      200          6,600
Consolidated Edison Co. of
  New York, Inc........................      500         17,125
Dominion Resources, Inc................      200          7,438
DTE Energy Co..........................      200          6,150
Edison International...................      800         20,500

                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Utilities - Electric (continued)
Entergy Corp...........................      400      $   9,775
GPU, Inc...............................      200          7,238
Houston Industries, Inc................      348          7,569
Niagara Mohawk Power Corp.+............      200          1,938
Northern States Power Co...............      100          5,038
Ohio Edison Co.........................      200          4,950
PacifiCorp.............................      500         10,844
Peco Energy Co.........................      300          6,806
PG&E Corp..............................      300          7,669
PP&L Resources, Inc....................      200          4,325
Public Service Enterprise Group, Inc...      200          5,188
Southern Co............................    1,000         22,938
Texas Utilities Co.....................      422         15,139
Unicom Corp............................      200          5,600
Union Electric Co......................      100          3,769
                                                      ----------
                                                        207,725
                                                      ----------
Utilities - Oil and Gas (0.3%)
Coastal Corp. (The)....................      200         12,025
NICOR, Inc.............................      100          3,856
Pacific Enterprises....................      100          3,269
People's Energy Corp...................      100          3,575
Sonat, Inc.............................      200          9,188
                                                      ----------
                                                         31,913
                                                      ----------
Utilities - Telephone (4.9%)
Alltel Corp............................      300         10,613
AT&T Corp..............................    2,800        137,025
Bell Atlantic Corp.....................    1,891        151,044
BellSouth Corp.........................    1,800         85,163
GTE Corp...............................    1,800         76,388
SBC Communications, Inc................    1,612        102,564
Tellabs, Inc.+.........................      500         27,000
U.S. West Communications Group.........      900         35,831
                                                      ----------
                                                        625,628
                                                      ----------
Total Common Stocks (cost $11,268,425)               12,512,644
                                                      ----------
PREFERRED STOCKS (0.5%)
Duke Energy Corp.......................      613         29,577
FPL Group, Inc.........................      300         15,506
Seagram Ltd............................      300         10,106
Union Carbide Corp.....................      200          9,138
                                                      ----------
Total Preferred Stocks (cost $62,938)                    64,327
                                                      ----------
                                         Principal
                                          Amount
                                         --------
SHORT-TERM INVESTMENTS (0.8%)
U.S. Treasury Bill, Time Deposit,
  5.165%, 02/05/98.....................  $100,000        98,673
                                                      ----------
Total Short-Term Investments (cost $98,651)              98,673
                                                      ----------
TOTAL INVESTMENTS (cost $11,367,076)(a)              12,675,644

Other assets less liabilities                            34,099
                                                     -----------
Total Net Assets                                    $12,709,743
                                                      ==========

Index Plus
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $11,377,855. Unrealized gains and losses, based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains .....................                $1,534,862
Unrealized losses ....................                  (237,073)
                                                      ----------
  Net unrealized gain ................                $1,297,789
                                                      ==========

+    Non-income producing security.

Category percentages are based on net assets.


54  See Notes to Financial Statements.

Small Company
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------
                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
COMMON STOCKS (87.7%)
Apparel (2.2%)
Candie's, Inc.+.......................    40,000      $ 247,500
Kellwood Co...........................    12,000        414,750
                                                      ----------
                                                        662,250
                                                      ----------
Auto Parts and Accessories (1.9%)
Arvin Industries, Inc.................     9,600        359,400
Motorcar Parts and Accesories, Inc.+..    12,000        216,000
                                                      ----------
                                                        575,400
                                                      ----------
Banks (4.1%)
Cullen/Frost Bankers, Inc.............    16,500        833,249
St. Paul Bancorp, Inc.................    16,200        388,800
                                                      ----------
                                                      1,222,049
                                                      ----------
Building Materials and Construction (3.9%)
Gencor Industries, Inc.+..............     8,100        137,700
Interface, Inc........................    10,400        300,300
Kaufman & Broad Home Corp.............    20,100        428,381
Lone Star Industries, Inc.............     5,500        302,156
                                                      ----------
                                                      1,168,537
                                                      ----------
Chemicals (4.6%)
Church & Dwight, Inc..................    25,500        734,719
Crompton & Knowles Corp...............    24,600        621,150
                                                      ----------
                                                      1,355,869
                                                      ----------
Computer Software (5.9%)
Diamond Multimedia Systems, Inc.+.....    32,300        347,225
Mapics, Inc.+.........................    20,000        227,500
Premenos Technology Corp.+............    20,000        255,000
Sterling Software, Inc.+..............    18,900        644,963
Wall Data, Inc.+......................    16,700        273,463
                                                      ----------
                                                      1,748,151
                                                      ----------
Computers and Office Equipment (0.9%)
Shelby Williams Industries, Inc.......    16,000        263,000
                                                      ----------
Diversified (1.2%)
Griffon Corp.+........................    21,900        346,294
                                                      ----------
Electrical Equipment (3.4%)
Alpine Group, Inc.+...................    48,900        718,219
Silicon Valley Group, Inc.+...........     9,800        281,750
                                                      ----------
                                                        999,969
                                                      ----------
Electronics (2.5%)
QLogic Corp.+.........................    18,400        598,000
SpeedFam International, Inc.+.........     4,000        148,500
                                                      ----------
                                                        746,500
                                                      ----------
Financial Services (3.3%)
Great Financial Corp..................     9,700        426,800
Medallion Financial Corp..............    26,000        546,000
                                                      ----------
                                                        972,800
                                                      ----------

                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Foods and Beverages (2.2%)
Lance, Inc............................     9,600      $ 205,200
Zapata Corp...........................    60,000        446,220
                                                      ----------
                                                        651,420
                                                      ----------
Health Services (2.3%)
MedQuist, Inc.+.......................    14,400        351,000
Trigon Healthcare, Inc.+..............    13,500        329,906
                                                      ----------
                                                        680,906
                                                      ----------
Insurance (7.2%)
Executive Risk, Inc...................     8,400        553,350
LaSalle Re Holdings Ltd...............    21,300        713,550
Reliastar Financial Corp..............     8,200        306,475
State Auto Financial Corp.............    20,000        560,000
                                                      ----------
                                                      2,133,375
                                                      ----------
Machinery and Equipment (2.5%)
Kuhlman Corp..........................    12,000        418,500
Terex Corp.+..........................    16,000        337,000
                                                      ----------
                                                        755,500
                                                      ----------
Media and Entertainment (2.4%)
Clearview Cinema Group, Inc.+.........    24,100        313,300
Telemundo Group, Inc., Class A+.......    12,500        406,250
                                                      ----------
                                                        719,550
                                                      ----------
Medical Supplies (0.8%)
CNS, Inc.+............................    28,100        233,581
                                                      ----------
Metals and Mining (3.1%)
Carpenter Technology Corp.............     6,400        309,600
Reynolds Metals Co....................     9,800        597,188
                                                      ----------
                                                        906,788
                                                      ----------
Oil and Gas (8.9%)
Grey Wolf, Inc.+......................    68,600        565,950
McDermott International, Inc..........    18,600        675,413
Nabors Industries, Inc.+..............     9,800        403,025
Norton Drilling Services, Inc.+.......   105,400        405,131
Western Gas Resources, Inc............    24,200        597,438
                                                      ----------
                                                      2,646,957
                                                      ----------
Paper and Containers (2.3%)
Gaylord Container Corp., Class A+.....    52,000        344,500
Pope & Talbot, Inc....................    20,000        332,500
                                                      ----------
                                                        677,000
                                                      ----------
Pharmaceuticals (3.2%)
Alcide Corp.+.........................    13,200        752,400
Intelligent Polymers Ltd.+............    10,200        201,450
                                                      ----------
                                                        953,850
                                                      ----------
Printing and Publishing (1.4%)
Merrill Corp..........................    19,200        429,600
                                                      ----------
Real Estate Investment Trusts (0.9%)
Equity Inns, Inc......................    16,200        255,150
                                                      ----------

See Notes to Portfolio of Investments.                                        55

Small Company
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                        Number of      Market
                                         Shares         Value
                                        ----------    ----------
Retail (6.6%)
Carson Pirie Scott & Co.+.............    11,500      $ 554,156
Dress Barn, Inc.+.....................    20,700        525,263
Homebase, Inc.+.......................    48,000        441,000
Marks Brothers Jewelers, Inc.+........    28,000        455,000
                                                      ----------
                                                      1,975,419
                                                      ----------
Telecommunications (5.4%)
Associated Group, Inc., Class A+......    23,000        845,249
ICG Communications, Inc.+.............    16,100        370,300
Mobile Telecommunications
  Technologies Corp.+.................    24,200        402,325
                                                      ----------
                                                      1,617,874
                                                      ----------
Transportation (2.7%)
Knightsbridge Tankers Ltd.............    16,000        480,000
Yellow Corp.+.........................    12,000        329,250
                                                      ----------
                                                        809,250
                                                      ----------
Utilities - Oil and Gas (1.9%)
Kaneb Services, Inc.+.................   104,800        576,400
                                                      ----------
Total Common Stocks (cost $21,542,917)               26,083,439
                                                      ----------

                                        Principal
                                         Amount
                                        ---------
SHORT-TERM INVESTMENTS (17.3%)
Federal Home Loan Bank, Disc. Note,
  5.60%, 11/03/97.....................  $5,043,000    5,043,000
U.S. Treasury Bill, Time Deposit,
  5.05%, 02/05/98@....................     100,000       98,681
                                                      ----------
Total Short-Term Investments (cost $5,141,681)        5,141,681
                                                      ----------
TOTAL INVESTMENTS (cost $26,684,598)(a)              31,225,120

Other assets less liabilities                        (1,487,226)
                                                      ----------
Total Net Assets                                    $29,737,894
                                                      ==========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses, based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains .....................                $5,127,828
Unrealized losses ....................                  (587,306)
                                                      ----------
  Net unrealized gain ................                $4,540,522
                                                      ==========

+ Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1997.

Category percentages are based on net assets.

Information concerning open futures contracts at October 31, 1997 is shown below:

                       No. of    Initial    Expiration   Unrealized
                      Contracts   Value       Date       Gain/(Loss)
                      ---------  ---------  ---------    -----------
Russell 2000 Index       4       $865,000    Dec 97      $    7,500
  Future                         =========               ===========


56  See Notes to Financial Statements.

International Growth
Portfolio of Investments
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
COMMON STOCKS (90.4%)
Argentina (1.0%)
Banco de Galicia y Buenos Aires SA
  (Banks) +..........................     32,200     $  780,347
                                                     -----------
Australia (3.7%)
Goodman Fielder Ltd. (Foods and
  Beverages) ........................    417,036        640,852
Santos Ltd. (Oil and Gas) ...........    185,000        852,859
Westpac Banking Corp. Ltd. (Banks) ..     96,500        563,229
Woolworth Ltd. (Foods and Beverages)     212,456        687,399
                                                     -----------
Total Australia                                       2,744,339
                                                     -----------
Austria (0.8%)
VA Technologie AG (Commercial
  Services) .........................      3,200        568,733
                                                     -----------
Belgium (1.1%)
Delhaize-Le Lion SA (Foods and
  Beverages) ........................      4,100        194,565
Societe Generale De Belgique
  (Financial Services) ..............      7,100        643,864
                                                     -----------
Total Belgium                                           838,429
                                                     -----------
Brazil (1.3%)
Telecomunicacoes Brasileiras SA
  (Utilities - Telephone) ...........      6,900        700,350
Unibanco Brasileiros SA (Financial
  Services) + .......................      9,100        247,975
                                                     -----------
Total Brazil                                            948,325
                                                     -----------
Canada (2.4%)
Canadian Imperial Bank of Commerce
  (Banks) ...........................      7,000        204,691
Canadian National Railway Co.
  (Transportation) ..................     13,000        701,194
Petro-Canada (Oil and Gas) ..........     42,500        874,765
                                                     -----------
Total Canada                                          1,780,650
                                                     -----------
Chile (0.5%)
Cia. de Telecomuncaciones de Chile
  (Utilities - Telephone) ..........      14,600        405,150
                                                     -----------
Denmark (2.7%)
Bang & Olufsen Holding Co.
  (Electronics) .....................     10,000        610,603
Carli Gry International A/S
  (Apparel) .........................      9,000        445,171
Novo-Nordisk A/S (Pharmaceuticals) ..      7,000        758,674
Unidanmark A/S (Banks) ..............      3,500        236,685
                                                     -----------
Total Denmark                                         2,051,133
                                                     -----------
Finland (4.3%)
Enso Oy Registered Shares
  (Paper and Containers) ............     48,000        456,103
Huhtamaki Group (Diversified) .......      8,900        371,174
Kone Corp., Class B
  (Machinery and Equipment) .........      3,260        391,156
Nokia Oyj AB (Telecommunications) ...      8,100        708,539

                                      Number of       Market
                                        Shares         Value
                                       ----------    -----------
Finland (continued)
Rautaruukki Oy (Metals and Mining) ..     52,000     $  483,042
UPM-Kymmene Corp. (Paper and
  Containers) .......................     22,000        486,216
Valmet Oyj (Diversified) ............     21,000        331,221
                                                     -----------
Total Finland                                         3,227,451
                                                     -----------
France (7.4%)
Accor SA (Hotels and Restaurants) ...      4,050        755,681
Alcatel Alsthom (Telecommunications)       6,681        807,849
Credit Commercial de France (Banks) .      7,500        425,817
Elf Aquitaine SA (Oil and Gas) ......      5,100        632,627
France Telecom SA
  (Telecommunications) +.............     22,400        849,534
Gemini Sogeti SA (Insurance) ........     10,000        795,691
Lafarge SA
  (Building Materials and
  Construction) .....................      6,300        394,461
Schneider SA (Machinery and
  Equipment) ........................     11,250        601,981
Union des Assurances Federales
  (Insurance) .......................      3,100        347,377
                                                     -----------
Total France                                          5,611,018
                                                     -----------
Germany (6.2%)
Adidas AG (Retail) ..................      3,000        437,511
Bayerische Hypotheken-und
  Wechsel-Bank AG (Banks) ...........     12,650        533,606
Daimler-Benz AG (Autos and Auto
  Equipment).........................      2,580        175,838
Deutsche Pfandbrief & Hypothekenbank
  AG (Banks) ........................      6,300        360,188
Gehe AG (Health Services) ...........      9,700        510,052
Ispat International (Metals and
  Mining) +..........................     14,200        359,438
Mannesmann AG (Machinery and
  Equipment) ........................      1,215        515,339
Merck KGAA (Pharmaceuticals) ........      4,700        175,045
Metro AG (Retail) ...................     10,900        481,320
SGL Carbon AG (Chemicals) ...........      4,100        584,829
Viag AG (Diversified) ...............      1,100        514,497
                                                     -----------
Total Germany                                         4,647,663
                                                     -----------
Hong Kong (1.7%)
China Resources Enterprise Ltd.
  (Computers) .......................     40,000        109,710
First Tractor Company Ltd.
  (Machinery and Equipment) +........    200,000        151,368
Hutchison Whampoa Ltd. (Diversified)      81,000        563,264
Li & Fung Ltd. (Commercial Services)      28,000         28,074
Peregrine Investments Holdings Ltd.
  (Financial Services) ..............    123,000        120,939
Regent Pacific Group Ltd. (Financial
  Services)+ ........................    975,000        318,504
                                                     -----------
Total Hong Kong                                       1,291,859
                                                     -----------
India (0.6%)
Videsh Sanchar Nigam Ltd.
  (Telecommunications) +............      35,000        483,000
                                                     -----------
Indonesia (0.3%)
Putra Surya Multidana (Financial
  Services) +.......................     663,000        229,889
                                                     -----------

See Notes to Portfolio of Investments.                                        57

International Growth
Portfolio of Investments (continued)
October 31, 1997
--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
Ireland (1.3%)
Irish Life Plc (Insurance) ..........     99,102     $  521,812
Waterford Wedgewood
  (Home Furnishings and Appliances) .    402,082        465,767
                                                     -----------
Total Ireland                                           987,579
                                                     -----------
Italy (4.7%)
Aeroporti Di Roma S.p.A.
  (Transportation) +.................     40,000        363,400
Assicurazioni Generali (Insurance) ..      8,750        195,952
Credito Italiano (Banks) ............    324,000        865,521
La Rinascente S.p.A. (Retail) .......    131,000        972,723
Pirelli & Co. (Financial Services) ..    395,000        566,740
Telecom Italia S.p.A. (Utilities -
  Telephone) ........................     96,000        602,645
                                                     -----------
Total Italy                                           3,566,981
                                                     -----------
Japan (12.0%)
Bank of Tokyo-Mitsubishi (Banks) ....     40,000        522,158
Capcom Company
  (Computers and Office Equipment) ..     27,000        448,990
Dai Nippon Ink & Chemicals, Inc.
  (Chemicals) .......................    188,600        722,912
Daiichi Pharmaceutical
  (Pharmaceuticals) .................     46,000        654,028
DDI Corp. (Utilities - Telephone) ...        126        421,152
Exedy Corp. (Autos and Auto
  Equipment) ........................     37,500        311,798
Fuji Photo Film (Chemicals) .........     11,000        398,769
Fujitsu Denso (Diversified) .........      9,400        146,936
Hoya Corp. (Medical Supplies) .......      8,000        278,041
Matsushita Kotobuki Electronics
  Industries (Electronics) ..........     21,000        653,031
Minebea Co. Ltd. (Electronics) ......     57,000        568,720
Mitsubishi Trust & Banking Corp.
  (Banks) ...........................     34,000        418,392
Mitsui Chemicals, Inc. (Chemicals) +.    120,000        399,102
Sakura Bank Ltd. (Banks) ............     49,000        200,042
Sekisui Chemical Co. (Chemicals) ....     65,000        511,807
Sony Corp. (Electronics) ............     10,000        830,631
Takefuji Corp. (Banks) ..............     13,600        604,972
TDK Corp. (Electronics) .............      6,000        497,880
West Japan Railway (Transportation) .        130        455,059
                                                     -----------
Total Japan                                           9,044,420
                                                     -----------
Mexico (2.9%)

ALFA SA de C.V. (Diversified) .......     35,502        258,043
Cifra SA (Retail) ...................    153,500        264,341
Grupo Financiero Banamex Accival
  (Financial Services) +.............    183,000        360,784
Grupo Radio Centro SA
  (Media and Entertainment) .........     31,000        395,250
Panamerican Beverages, Inc.
  (Foods and Beverages) .............     29,200        905,200
                                                     -----------
Total Mexico                                          2,183,618
                                                     -----------
Netherlands (4.6%)

Akzo Nobel NV (Chemicals) ...........      4,200        740,362
Fortis Amev NV (Financial Services) .         85          3,342

                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
Netherlands (continued)
ING Groep NV (Banks) ................     12,073     $  507,008
Philips Electronics NV (Electronics)      14,100      1,104,343
Vendex International NV (Retail) ....      7,400        404,184
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Printing and Publishing) .........     30,200        715,824
                                                     -----------
Total Netherlands                                     3,475,063
                                                     -----------
New Zealand (0.5%)
Fernz Corp., Ltd. (Chemicals) .......    108,400        348,215
                                                     -----------
Norway (5.0%)
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil and Gas) +...     33,200        744,565
Fred Olsen Energy ASA (Oil and Gas) +     25,000        628,518
Ocean Rig ASA (Oil and Gas) +........    693,000        861,226
Saga Petroleum ASA, Class A (Oil and
  Gas) ..............................     12,900        253,371
Seateam Technology AS (Oil and Gas) +     20,000        399,966
Smedvig ASA (Oil and Gas) ...........     18,000        529,669
Tomra Systems ASA (Paper and
  Containers) .......................     14,000        359,969
                                                     -----------
Total Norway                                          3,777,284
                                                     -----------
Philippines (0.0%)
Sanitary Wares Manufacturing Corp.
  (Building Materials and
  Construction) + ..................     761,400         27,981
                                                     -----------
Singapore (0.7%)
Clipsal Industries Ltd. (Electrical
  Equipment) ........................     31,000         80,290
Jardine Matheson Holdings
  (Diversified) .....................     71,600        458,240
                                                     -----------
Total Singapore                                         538,530
                                                     -----------
Spain (0.9%)
Cortefiel SA (Retail) ...............     11,500        411,392
Iberdrola SA (Utilities - Electric) .     25,000        299,257
                                                     -----------
Total Spain                                             710,649
                                                     -----------
Sweden (4.8%)
Autoliv, Inc. (Autos and Auto
  Equipment) ........................      7,600        305,150
Ericsson ADR (Telecommunications) ...     12,300        544,275
Frontec AB (Computer Software) +.....     50,100        445,158
Oxigene, Inc. (Pharmaceuticals) +....     14,700        286,764
Prosolvia AB
  (Computers and Office Equipment) +.     24,000        827,343
Skandia Forsakrings AB (Insurance) ..     13,000        607,947
Svenska Handelsbanken (Financial
  Services) .........................     18,000        570,001
                                                     -----------
Total Sweden                                          3,586,638
                                                     -----------
Switzerland (4.2%)
Credit Suisse Group (Banks) .........      3,100        437,910
Georg Fischer AG (Machinery and
  Equipment) ........................        450        601,354
Kuoni Reisen AG (Commercial
  Services) .........................        185        702,188
Novartis AG Registered Shares
  (Health Services) .................        500        785,262


58  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                       Number of       Market
                                        Shares         Value
                                       ----------    -----------
Switzerland (continued)
Roche Holding AG (Pharmaceuticals) ..         68     $  599,234
                                                     -----------
Total Switzerland                                     3,125,948
                                                     -----------
Thailand (0.1%)
Total Access Communication Public
  Company Ltd. (Telecommunications) .     50,000         95,500
                                                     -----------
United Kingdom (13.1%)
BAA Plc (Transportation) ............     63,597        586,552
Bank of Scotland (Banks) ............     85,151        702,525
Barclays Plc (Financial Services) ...     16,067        402,255
Boots Co. Plc (Retail) ..............     72,900      1,043,980
Cadbury Schweppes Plc
  (Foods and Beverages) .............     20,000        201,228
Glaxo Wellcome Plc (Pharmaceuticals)      29,494        632,079
Granada Group Plc (Diversified) .....     69,076        952,151
Iona Technologies Plc, ADR
  (Consumer Products) +..............     23,000        363,688
Legal & General Group Plc (Financial
  Services) .........................     65,500        543,693
Morgan Crucible Plc (Diversified) ...     94,100        765,312
National Westminster Bank Plc
  (Banks) ...........................     19,100        274,487
Pearson Plc (Printing and
  Publishing) .......................     53,000        693,230
Shell Transport & Trading Co. (Oil
  and Gas) ..........................    138,900        985,257
Tomkins Plc (Diversified) ...........     72,000        369,455
Unilever Plc (Consumer Products) ....     41,800        307,715
Vodafone Group Plc
  (Telecommunications) ..............    120,857        658,662
Williams Plc (Machinery and
  Equipment) ........................     72,000        432,238
                                                     -----------
Total United Kingdom                                  9,914,507
                                                     -----------
United States (0.6%)
Pharmacia & Upjohn, Inc.
  (Pharmaceuticals)..................     13,800        438,150
                                                     -----------
Venezuela (1.0%)
Compania Anonima Nacional Telefonos
  de Venezuela (Utilities -
  Telephone) ........................     16,500        721,875
                                                     -----------
Total Common Stocks (cost $64,067,494)               68,150,924
                                                     -----------
PREFERRED STOCKS (0.9%)
Germany (0.9%)
Henkel KGAA (Chemicals) .............      8,000        425,309
Hugo Boss AG (Apparel) ..............        220        278,659
                                                     -----------
Total Preferred Stocks (cost $774,175)                  703,968
                                                     -----------

                                      Principal       Market
                                       Amount          Value
                                       ----------    -----------
LONG-TERM BONDS AND NOTES (0.4%)
U.S. Government Obligations (0.4%)
U.S. Treasury Bill, 5.90%, 02/05/98@.  $ 305,000     $  300,892
                                                     -----------
Total Long-Term Bonds and Notes (cost $300,892)         300,892
                                                     -----------
SHORT-TERM INVESTMENTS (3.7%)
Federal Home Loan Bank, Disc. Note,
  Zero Coupon, 11/03/97..............  2,824,000      2,823,121
                                                     -----------
Total Short-Term Investments (cost $2,823,121)        2,823,121
                                                     -----------
TOTAL INVESTMENTS (cost $67,965,682)(a)              71,978,905

Other assets less liabilities                         3,452,149
                                                     -----------

Total Net Assets                                    $75,431,054
                                                     ===========

Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $68,532,515. Unrealized gains and losses, based on identified tax cost at October 31, 1997, are as follows:

Unrealized gains ....................               $ 7,847,510
Unrealized losses ...................                (4,401,120)
                                                     -----------
  Net unrealized gain ...............               $ 3,446,390
                                                     ===========

+ Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 1997.

Category percentages are based on net assets.

Information concerning open futures contracts at October 31, 1997 is shown below:

                      No. of     Initial   Expiration Unrealized
                     Contracts    Value      Date     Gain/(Loss)
                     ---------  ---------- ---------- -----------
Long Contracts
-------------------
FTSE 100 Index          1      $  197,789   Dec 97    $   (3,312)
  Future
Topix Index             8         922,079   Dec 97       (75,746)
  Future .........              ----------            -----------
                               $1,119,868             $  (79,058)
                                ==========            ===========


                                          See Notes to Financial Statements.  59

Aetna Series Fund, Inc.
Statements of Assets and Liabilities

October 31, 1997
--------------------------------------------------------------------------------

                                                                                            Money
                                                                                            Market        Government      Bond
                                                                                         -------------    ----------   ------------
Assets:
Investments, at market value .........................................................   $449,386,816    $10,667,410   $35,884,303
Cash .................................................................................        455,774            427        29,382
Cash denominated in foreign currencies ...............................................             --             --            --
Receivable for:
  Dividends and interest .............................................................      1,306,033        170,039       613,855
  Investments sold ...................................................................             --             --       616,250
  Fund shares sold ...................................................................      2,648,246             --        32,605
  Recoverable foreign taxes ..........................................................             --             --            --
  Variation margin ...................................................................             --             --            --
  Reimbursement from Investment Adviser ..............................................        168,769          7,207        13,229
Prepaid expenses .....................................................................          7,481            278           738
Deferred organizational expenses .....................................................             --             --            --
Gross unrealized gain on forward foreign currency exchange contracts .................             --             --            --
                                                                                         -------------   ------------  ------------
         Total assets ................................................................    453,973,119     10,845,361    37,190,362
                                                                                         -------------   ------------  ------------
Liabilities:
Payable for:
  Dividends to shareholders ..........................................................        102,398         24,497        21,475
  Investments purchased ..............................................................     19,200,000             --     1,731,406
  Fund shares redeemed ...............................................................      3,734,247         31,345       278,838
Other liabilities ....................................................................        696,400         41,790        72,439
Gross unrealized loss on forward foreign currency exchange contracts .................             --             --            --
Deferred premiums on written options, at market value ................................             --             --            --
                                                                                         -------------   ------------  ------------
         Total liabilities ...........................................................     23,733,045         97,632     2,104,158
                                                                                         -------------   ------------  ------------
  NET ASSETS .........................................................................   $430,240,074    $10,747,729   $35,086,204
                                                                                         =============   ============  ============
Net assets represented by:
Paid-in capital ......................................................................   $430,240,074    $10,953,389   $34,864,000
Net unrealized gain (loss) on investments, open futures contracts and foreign
   currency related transactions......................................................             --        201,852       919,174
Undistributed (distributions in excess of) net investment income .....................             --         16,327        75,137
Accumulated net realized gain (loss) on investments ..................................             --       (423,839)     (772,107)
                                                                                         -------------   ------------  ------------
  NET ASSETS .........................................................................   $430,240,074    $10,747,729   $35,086,204
                                                                                         =============   ============  ============
Capital Shares:
Select Class:
  Outstanding ........................................................................    273,709,831      1,022,343     3,334,981
  Net Assets .........................................................................   $273,709,831    $10,216,598   $34,079,753
  Net asset value, offering and redemption price per share (net assets divided by
    shares outstanding) ..............................................................   $       1.00    $      9.99   $     10.22
Adviser Class:
  Outstanding ........................................................................    156,530,243         53,152        98,515
  Net Assets .........................................................................   $156,530,243    $   531,131   $ 1,006,451
  Net asset value, offering and redemption price per share (net assets divided by
    shares outstanding) ..............................................................   $       1.00    $      9.99   $     10.22
Cost of investments ..................................................................   $449,386,816    $10,465,558   $34,965,129
Cost of cash denominated in foreign currencies .......................................             --             --            --

See Notes to Financial Statements.

                             Growth and                                                                              International
       Aetna Fund              Income                Growth               Index Plus           Small Company            Growth
    -----------------      ----------------      ----------------       ----------------      -----------------      --------------

    $112,163,298            $616,553,768           $93,250,640             $12,675,644           $31,225,120           $71,978,905
         185,746                  34,067                   514                  33,132                    --                    28
              --                 392,532                    --                      --                    --             3,653,750

         471,625                 666,246                31,717                  14,871                19,477               114,946
          99,147               4,032,026               949,222                      --                    --             2,279,850
          10,885               1,222,128               744,947                  11,131                56,707                 9,369
              --                  29,216                    --                      --                    --                60,423
          52,250                   2,480                    --                      --                18,500                 3,120
              --                      --                    --                  22,793                    --                 5,613
           2,025                  10,902                 1,568                     153                   514                 1,549
              --                      --                    --                   6,594                    --                    --
              --                  56,834                    --                      --                    --                16,049
    -------------           -------------          ------------            ------------          ------------          ------------
     112,984,976             623,000,199            94,978,608              12,764,318            31,320,318            78,123,602
    -------------           -------------          ------------            ------------          ------------          ------------


              --                      --                    --                      --                    --                    --
         589,965              10,058,614             3,983,486                      --             1,006,801             1,984,739
          86,807                  29,032                 2,697                   4,311               472,840               231,975
         206,611                 766,664               158,836                  50,264               102,783               213,806
              --                 209,384                    --                      --                    --               262,028
              --                  12,450                    --                      --                    --                    --
    -------------           -------------          ------------            ------------          ------------          ------------
         883,383              11,076,144             4,145,019                  54,575             1,582,424             2,692,548
    -------------           -------------          ------------            ------------          ------------          ------------
    $112,101,593            $611,924,055           $90,833,589             $12,709,743           $29,737,894           $75,431,054
    =============           =============          ============            ============          ============          ============

    $ 84,397,685            $396,064,625           $66,102,772             $10,084,563           $17,382,362           $58,272,313

       8,403,089              98,724,694            11,157,017               1,308,568             4,548,022             3,763,741
       1,090,686               2,909,165                    --                 104,473                    --             2,263,190
      18,210,133             114,225,571            13,573,800               1,212,139             7,807,510            11,131,810
    -------------           -------------          ------------            ------------          ------------          ------------
    $112,101,593            $611,924,055           $90,833,589             $12,709,743           $29,737,894           $75,431,054
    =============           =============          ============            ============          ============          ============


       7,509,419              32,954,832             4,827,692                 875,289             1,457,313             4,130,392
    $105,813,063            $595,969,139           $82,186,416             $10,876,299           $22,660,938           $56,368,520

    $      14.09            $      18.08           $     17.02             $     12.43           $     15.55           $     13.65

         447,663                 886,036               516,094                 148,305               465,571             1,404,862
    $  6,288,530            $ 15,954,916           $ 8,647,173             $ 1,833,444           $ 7,076,956           $19,062,534

    $      14.05            $      18.01           $     16.76             $     12.36           $     15.20           $     13.57
    $103,678,634            $517,678,315           $82,093,623             $11,367,076           $26,684,598           $67,965,682
              --            $    400,996                    --                      --                    --           $ 3,573,667

Aetna Series Fund, Inc.
Statements of Operations
Year Ended October  31, 1997
--------------------------------------------------------------------------------

                                                                                                Money
                                                                                                Market      Government     Bond
                                                                                             -------------  ----------   ----------
Investment Income:
Dividends ................................................................................   $        --    $      --    $      --
Interest .................................................................................    25,308,117      701,116    2,227,207
                                                                                             -------------  ----------   ----------
                                                                                              25,308,117      701,116    2,227,207
Foreign taxes withheld on dividends.......................................................            --           --           --
                                                                                             -------------  ----------   ----------
         Total investment income .........................................................    25,308,117      701,116    2,227,207
                                                                                             -------------  ----------   ----------
Investment Expenses:

Investment advisory fee ..................................................................     1,782,769       53,048      163,110
Administrative services fees .............................................................     1,094,798       26,524       81,555
12b-1 and shareholder service fees .......................................................       141,236        3,948        5,949
Organizational expenses ..................................................................         7,141           --        7,141
Printing and postage .....................................................................        47,344       13,534       14,938
Custody fees .............................................................................        10,655        2,616        4,697
Transfer agent fees ......................................................................       529,579       27,794       42,140
Audit fees ...............................................................................        27,014       18,792       20,124
Directors' fees ..........................................................................        12,591          310          910
Registration fees ........................................................................        59,483       36,943       37,292
Miscellaneous expenses....................................................................        17,831          482        1,351
                                                                                             -------------  ----------   ----------
Expenses before reimbursement and waiver from Adviser ....................................     3,730,441      183,991      379,207
Expense reimbursement and waiver from Adviser ............................................    (2,099,313)    (105,786)    (128,800)
                                                                                             -------------  ----------   ----------
         Total expenses ..................................................................     1,631,128       78,205      250,407
                                                                                             -------------  ----------   ----------
Net investment income (loss)..............................................................    23,676,989      622,911    1,976,800
                                                                                             -------------  ----------   ----------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:

  Sale of investments ....................................................................            --      (47,229)     157,360
  Written options ........................................................................            --           --           --
  Futures and forward foreign currency exchange contracts ................................            --           --           --
  Foreign currency related transactions ..................................................            --           --           --
                                                                                             -------------  ----------   ----------
         Net realized gain (loss) on investments .........................................            --      (47,229)     157,360
                                                                                             -------------  ----------   ----------
Net change in unrealized gain or loss on:

  Investments ............................................................................            --      276,527      299,928
  Written Options ........................................................................            --           --           --
  Futures and forward foreign currency exchange contracts ................................            --           --           --
  Foreign currency related transactions ..................................................            --           --           --
                                                                                             -------------  ----------   ----------
         Net change in unrealized gain or loss on investments ............................            --      276,527      299,928
                                                                                             -------------  ----------   ----------
Net realized and change in unrealized gain or loss on investments ........................            --      229,298      457,288
                                                                                             -------------  ----------   ----------
Net increase in net assets resulting from operations .....................................   $23,676,989    $ 852,209    $2,434,088
                                                                                             =============  ==========   ==========

*Period from December 10, 1996 (commencement of operations) to October 31, 1997. See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
                           Growth and                                                                              International
      Aetna Fund             Income               Growth                 Index Plus*          Small Company            Growth
    ---------------      ---------------      ----------------          ---------------      ----------------      ---------------

    $   622,585           $  7,589,928           $   643,995                $  185,629           $  229,994           $ 1,461,090
      3,103,565              2,168,752               249,155                    16,020               95,938               143,722
    ------------          -------------          ------------               -----------          -----------          ------------
      3,726,150              9,758,680               893,150                   201,649              325,932             1,604,812
           (646)               (63,357)               (1,606)                   (1,009)                (526)             (168,476)
    ------------          -------------          ------------               -----------          -----------          ------------
      3,725,504              9,695,323               891,544                   200,640              325,406             1,436,336
    ------------          -------------          ------------               -----------          -----------          ------------


        812,391              3,385,694               500,660                    49,212              238,340               639,565
        253,872              1,228,819               178,807                    27,340               70,100               188,108
         37,922                 82,810                49,657                     4,683               37,758               166,514
          7,141                  7,169                    --                     1,406                   --                 8,570
         20,062                 41,893                16,770                     9,184               15,409                18,003
         25,346                 80,806                 4,711                    13,353                6,913               334,638
         71,348                121,931                63,502                    22,962               51,662                49,334
         22,135                 28,699                20,188                    16,716               19,799                21,261
          2,764                 13,120                 1,756                       275                  788                 2,083
         39,475                 75,406                45,402                    74,919               38,367                34,290
          4,160                 20,995                 3,395                       627                  791                 2,159
    ------------          -------------          ------------               -----------          -----------          ------------
      1,296,616              5,087,342               884,848                   220,677              479,927             1,464,525
             --                     --                    --                  (139,660)                  --                    --
    ------------          -------------          ------------               -----------          -----------          ------------
      1,296,616              5,087,342               884,848                    81,017              479,927             1,464,525
    ------------          -------------          ------------               -----------          -----------          ------------
      2,428,888              4,607,981                 6,696                   119,623             (154,521)              (28,189)
    ------------          -------------          ------------               -----------          -----------          ------------


     17,883,956            112,214,316            13,674,563                 1,222,023            8,009,651            15,831,579
             --             (1,815,670)                   --                        --                   --                    --
        413,701              6,353,891                    --                    (9,884)              (6,926)            1,780,851
             --               (108,375)                   --                        --                   --              (487,910)
    ------------          -------------          ------------               -----------          -----------          ------------
     18,297,657            116,644,162            13,674,563                 1,212,139            8,002,725            17,124,520
    ------------          -------------          ------------               -----------          -----------          ------------


     (2,655,002)            30,929,636             2,952,774                 1,308,568              972,448                23,885
             --                173,228                    --                        --                   --                    --
        (81,575)              (578,818)                   --                        --                7,500              (462,888)
             --                (16,072)                   --                        --                   --                   239
    ------------          -------------          ------------               -----------          -----------          ------------
     (2,736,577)            30,507,974             2,952,774                 1,308,568              979,948              (438,764)
    ------------          -------------          ------------               -----------          -----------          ------------
     15,561,080            147,152,136            16,627,337                 2,520,707            8,982,673            16,685,756
    ------------          -------------          ------------               -----------          -----------          ------------
    $17,989,968           $151,760,117           $16,634,033                $2,640,330           $8,828,152           $16,657,567
    ============          =============          ============               ===========          ===========          ============

Aetna Series Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               Money Market                   Government
                                                                      ------------------------------- ----------------------------
                                                                       Year Ended      Year Ended      Year Ended    Year Ended
                                                                       October 31,     October 31,     October 31,   October 31,
                                                                          1997            1996            1997          1996
                                                                      --------------  --------------  ----------------------------
From Operations:
Net investment income .............................................   $  23,676,989    $ 20,682,673    $   622,911    $   761,120
Net realized gain (loss) on investments ...........................              --              --        (47,229)       440,214
Net change in unrealized gain or loss on investments ..............              --              --        276,527       (671,559)
                                                                      --------------   -------------   ------------   ------------
  Net increase in net assets resulting from operations ............      23,676,989      20,682,673        852,209        529,775
                                                                      --------------   -------------   ------------   ------------
Distributions to Shareholders:
Select Class:
    From net investment income ....................................     (16,169,711)    (15,289,546)      (615,272)      (826,219)
Adviser Class:
    From net investment income ....................................      (7,507,278)     (5,393,127)       (28,652)       (30,691)
                                                                      --------------   -------------   ------------   ------------
  Decrease in net assets from distributions to shareholders .......     (23,676,989)    (20,682,673)      (643,924)      (856,910)
                                                                      --------------   -------------   ------------   ------------
Fund Share Transactions:
Select Class:
    Proceeds from shares sold .....................................     294,751,229     365,382,830      1,947,425      7,128,630
    Net asset value of shares issued upon reinvestment of
        distributions .............................................      13,987,672      11,942,795        287,395        731,042
    Payments for shares redeemed ..................................    (358,309,949)   (329,569,238)    (2,879,647)   (16,037,046)
Adviser Class:
    Proceeds from shares sold .....................................     488,605,394     313,079,417        281,300        392,895
    Net asset value of shares issued upon reinvestment of                 7,255,936       5,181,096         26,438         29,570
        distributions .............................................
    Payments for shares redeemed ..................................    (459,180,366)   (277,136,873)      (311,704)      (288,026)
                                                                      --------------   -------------   ------------   ------------
  Net increase (decrease) in net assets from fund
    share transactions . ..........................................     (12,890,084)     88,880,027       (648,793)    (8,042,935)
                                                                      --------------   -------------   ------------   ------------
Change in net assets ..............................................     (12,890,084)     88,880,027       (440,508)    (8,370,070)
Net Assets:
Beginning of year .................................................     443,130,158     354,250,131     11,188,237     19,558,307
                                                                      --------------   -------------   ------------   ------------
End of year .......................................................   $ 430,240,074    $443,130,158    $10,747,729    $11,188,237
                                                                      ==============   =============   ============   ============
End of year net assets includes undistributed
  (distributions in excess of) net investment income ..............   $          --    $         --    $    16,327    $    37,340
                                                                      ==============   =============   ============   ============
Share Transactions:
Select Class:
    Number of shares sold .........................................     294,751,229     365,382,830        199,244        713,747
    Number of shares issued upon reinvestment of distributions ....      13,987,672      11,942,795         29,485         74,064
    Number of shares redeemed .....................................    (358,309,949)   (329,569,238)      (294,789)    (1,613,555)
                                                                      --------------   -------------   ------------   ------------
   Net increase (decrease) .........................................     (49,571,048)     47,756,387        (66,060)      (825,744)
                                                                      ==============   =============   ============   ============
Adviser Class:
    Number of shares sold .........................................     488,605,394     313,079,417         28,673         39,879
    Number of shares issued upon reinvestment of distributions ....       7,255,936       5,181,096          2,716          3,012
    Number of shares redeemed .....................................    (459,180,366)   (277,136,873)       (31,992)       (29,591)
                                                                      --------------   -------------   ------------   ------------
  Net increase (decrease) .........................................      36,680,964      41,123,640           (603)        13,300
                                                                      ==============   =============   ============   ============

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 Bond                        Aetna Fund
                                                                      ----------------------------  -----------------------------
                                                                       Year Ended    Year Ended      Year Ended     Year Ended
                                                                       October 31,   October 31,     October 31,    October 31,
                                                                          1997          1996            1997           1996
                                                                      ----------------------------  -------------- --------------
From Operations:
Net investment income ..............................................   $ 1,976,800    $ 2,131,443    $  2,428,888    $ 2,058,321
Net realized gain on investments ...................................       157,360        350,612      18,297,657     10,249,465
Net change in unrealized gain or loss on investments ...............       299,928       (865,587)     (2,736,577)     1,651,236
                                                                       ------------   ------------   -------------   ------------
  Net increase in net assets resulting from operations .............     2,434,088      1,616,468      17,989,968     13,959,022
                                                                       ------------   ------------   -------------   ------------
Distributions to Shareholders:
Select Class:
    From net investment income .....................................    (1,953,173)    (2,228,451)     (2,069,845)    (2,235,502)
    From net realized gains ........................................            --             --      (9,749,919)    (3,635,331)
Adviser Class:
    From net investment income .....................................       (42,360)      (118,704)        (67,543)       (43,474)
    From net realized gains ........................................            --             --        (460,490)       (74,327)
                                                                       ------------   ------------   -------------   ------------
  Decrease in net assets from distributions to shareholders ........    (1,995,533)    (2,347,155)    (12,347,797)    (5,988,634)
                                                                       ------------   ------------   -------------   ------------
Fund Share Transactions:
Select Class:
    Proceeds from shares sold ......................................    12,026,343     16,737,268      15,726,792      8,853,321
    Net asset value of shares issued upon reinvestment
       of distributions. ...........................................     1,654,636      1,969,778      11,705,785      5,822,307
    Payments for shares redeemed ...................................    (8,892,172)   (21,913,346)    (15,578,642)   (17,683,736)
Adviser Class:
    Proceeds from shares sold ......................................       382,105        723,229       2,469,631      2,316,316
    Net asset value of shares issued upon reinvestment
       of distributions. ...........................................        40,263        117,153         472,425        113,883
    Payments for shares redeemed ...................................      (304,568)    (7,281,015)       (744,656)      (287,278)
                                                                       ------------   ------------   -------------   ------------
  Net increase (decrease) in net assets from fund
    share transactions ... .........................................     4,906,607     (9,646,933)     14,051,335       (865,187)
                                                                       ------------   ------------   -------------   ------------
Change in net assets ...............................................     5,345,162    (10,377,620)     19,693,506      7,105,201
Net Assets:
Beginning of year ..................................................    29,741,042     40,118,662      92,408,087     85,302,886
                                                                       ------------   ------------   -------------   ------------
End of year ........................................................   $35,086,204    $29,741,042    $112,101,593    $92,408,087
                                                                       ============   ============   =============   ============
End of year net assets includes undistributed
  (distributions in excess of) net investment income ...............   $    75,137    $    93,870    $  1,090,686    $   799,186
                                                                       ============   ============   =============   ============
Share Transactions:
Select Class:
    Number of shares sold ..........................................     1,188,904      1,648,950       1,194,562        697,153
    Number of shares issued upon reinvestment of distributions .....       163,888        194,746         950,985        478,258
    Number of shares redeemed ......................................      (878,448)    (2,175,384)     (1,188,932)    (1,414,565)
                                                                       ------------   ------------   -------------   ------------
  Net increase (decrease) ..........................................       474,344       (331,688)        956,615       (239,154)
                                                                       ============   ============   =============   ============
Adviser Class:
    Number of shares sold ..........................................        37,594         71,509         185,352        183,243
    Number of shares issued upon reinvestment of distributions .....         3,991         11,487          38,485          9,351
    Number of shares redeemed ......................................       (30,070)      (710,934)        (56,646)       (22,472)
                                                                       ------------   ------------   -------------   ------------
  Net increase (decrease) ..........................................        11,515       (627,938)        167,191        170,122
                                                                       ============   ============   =============   ============

Aetna Series Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------------------------------
                                                                           Growth and Income                    Growth
                                                                     -------------------------------  --------------------------
                                                                      Year Ended       Year Ended      Year Ended    Year Ended
                                                                      October 31,      October 31,    October 31,    October 31,
                                                                         1997             1996            1997          1996
                                                                     --------------   -------------- ---------------------------
From Operations:
Net investment income .............................................   $  4,607,981    $  5,153,191   $      6,696    $    59,963
Net realized gain on investments ..................................    116,644,162      63,958,135     13,674,563      4,445,504
Net change in unrealized gain or loss on investments ..............     30,507,974      17,384,692      2,952,774      3,234,043
                                                                      -------------   -------------  -------------   -----------
  Net increase in net assets resulting from operations ............    151,760,117      86,496,018     16,634,033      7,739,510
                                                                      -------------   -------------  -------------   -----------
Distributions to Shareholders:
Select Class:
    From net investment income ....................................     (5,489,380)     (6,192,363)      (105,591)      (132,569)
    From net realized gains on investments ........................    (62,913,602)    (19,770,374)    (4,009,137)    (4,659,506)
Adviser Class:
    From net investment income ....................................        (48,234)        (31,982)            --             --
    From net realized gains on investments ........................     (1,192,597)       (154,880)      (397,394)      (262,211)
                                                                      -------------   -------------  -------------   ------------
  Decrease in net assets from distributions to shareholders .......    (69,643,813)    (26,149,599)    (4,512,122)    (5,054,286)
                                                                      -------------   -------------  -------------   ------------
Fund Share Transactions:
Select Class:
    Proceeds from shares sold .....................................     99,302,839      32,613,330     31,803,299     25,918,850
    Net asset value of shares issued upon reinvestment of               68,298,587      25,939,008      4,107,903      4,792,222
        distributions .............................................
    Payments for shares redeemed ..................................    (29,637,734)    (97,162,916)   (10,259,791)   (24,571,029)
Adviser Class:
    Proceeds from shares sold .....................................      8,639,437       4,361,463      3,877,854      3,140,744
    Net asset value of shares issued upon reinvestment of                1,190,765         183,989        394,605        260,073
        distributions .............................................
    Payments for shares redeemed ..................................     (2,407,633)       (879,552)    (1,300,776)      (801,093)
                                                                      -------------   -------------  -------------   ------------
  Net increase (decrease) in net assets from fund share
    transactions ..................................................    145,386,261     (34,944,678)    28,623,094      8,739,767
                                                                      -------------   -------------  -------------   ------------
Change in net assets ..............................................    227,502,565      25,401,741     40,745,005     11,424,991
Net Assets:
Beginning of year .................................................    384,421,490     359,019,749     50,088,584     38,663,593
                                                                      -------------   -------------  -------------   ------------
End of year .......................................................   $611,924,055    $384,421,490   $ 90,833,589    $50,088,584
                                                                      =============   =============  =============   ============
End of year net assets includes undistributed (distributions in
  excess of) net investment income ................................   $  2,909,165    $  2,385,297   $         --    $    22,987
                                                                      =============   =============  =============   ============
Share Transactions:
Select Class:
    Number of shares sold .........................................      6,028,007       2,267,932      2,008,535      1,929,958
    Number of shares issued upon reinvestment of distributions ....      4,758,866       1,939,499        294,473        391,202
    Number of shares redeemed .....................................     (1,833,650)     (6,711,381)      (642,569)    (1,839,571)
                                                                      -------------   -------------  -------------   ------------
  Net increase (decrease) .........................................      8,953,223      (2,503,950)     1,660,439        481,589
                                                                      =============   =============  =============   ============
Adviser Class:
    Number of shares sold .........................................        520,948         306,132        244,633        237,851
    Number of shares issued upon reinvestment of distributions ....         83,377          13,795         28,553         21,388
    Number of shares redeemed .....................................       (141,258)        (62,059)       (82,842)       (60,225)
                                                                      -------------   -------------  -------------   ------------
  Net increase ....................................................        463,067         257,868        190,344        199,014
                                                                      =============   =============  =============   ============

* Period from February 3, 1997 to October 31, 1997.
See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Index Plus                  Small Company
                                                                            --------------------     -----------------------------
                                                                               Period from
                                                                            December 10, 1996         Year Ended     Year Ended
                                                                                    to                October 31,    October 31,
                                                                             October 31, 1997            1997           1996
                                                                            -------------------      -------------- --------------
From Operations:
Net investment income (loss)...............................................    $    119,623          $   (154,521)   $  (225,633)
Net realized gain on investments ..........................................       1,212,139             8,002,725      8,498,979
Net change in unrealized gain or loss on investments ......................       1,308,568               979,948     (1,470,234)
                                                                               -------------         -------------   ------------
  Net increase in net assets resulting from operations ....................       2,640,330             8,828,152      6,803,112
                                                                               -------------         -------------   ------------
Distributions to Shareholders:
Select Class:
    From net investment income ............................................         (15,150)                   --             --
    From net realized gains on investments ................................              --            (7,329,361)    (3,463,485)
Adviser Class:
    From net realized gains on investments ................................              --              (972,925)      (159,638)
                                                                               -------------         -------------   ------------
  Decrease in net assets from distributions to shareholders ...............         (15,150)           (8,302,286)    (3,623,123)
                                                                               -------------         -------------   ------------
Fund Share Transactions:
Select Class:
    Proceeds from shares sold .............................................      18,542,645            16,815,478      6,999,806
    Net asset value of shares issued upon reinvestment of distributions ...              --             1,837,628      3,459,007
    Payments for shares redeemed ..........................................     (10,225,784)          (28,092,572)   (14,903,155)
Adviser Class*:
    Proceeds from shares sold .............................................       1,878,106             2,870,705      2,859,494
    Net asset value of shares issued upon reinvestment of distributions ...              --               911,095        155,727
    Payments for shares redeemed ..........................................        (110,404)           (1,139,498)      (537,089)
                                                                               -------------         -------------   ------------
  Net increase (decrease) in net assets from fund share transactions ......      10,084,563            (6,797,164)    (1,966,210)
                                                                               -------------         -------------   ------------
Change in net assets ......................................................      12,709,743            (6,271,298)     1,213,779
Net Assets:
Beginning of year .........................................................              --            36,009,192     34,795,413
                                                                               -------------         -------------   ------------
End of year ...............................................................    $ 12,709,743          $ 29,737,894    $36,009,192
                                                                               =============         =============   ============
End of year net assets includes undistributed (distributions
  in excess of) net investment income .....................................    $    104,473          $         --    $        --
                                                                               =============         =============   ============
Share Transactions:
Select Class:
    Number of shares sold .................................................       1,730,172             1,328,482        482,151
    Number of shares issued upon reinvestment of distributions ............              --               157,196        254,901
    Number of shares redeemed .............................................        (854,883)           (2,218,247)    (1,025,158)
                                                                               -------------         -------------   ------------
  Net increase (decrease) .................................................         875,289              (732,569)      (288,106)
                                                                               =============         =============   ============
Adviser Class*:
    Number of shares sold .................................................         157,036               203,638        199,296
    Number of shares issued upon reinvestment of distributions ............              --                79,225         11,630
    Number of shares redeemed .............................................          (8,731)              (86,725)       (37,416)
                                                                               -------------         -------------   ------------
  Net increase ............................................................         148,305               196,138        173,510
                                                                               =============         =============   ============

Aetna Series Fund, Inc.
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  International Growth
                                                                                         --------------------------------------
                                                                                          Year Ended              Year Ended
                                                                                          October 31,             October 31,
                                                                                             1997                    1996
                                                                                         --------------          --------------
From Operations:
Net investment income (loss) .................................................            $   (28,189)            $     1,351
Net realized gain on investments .............................................             17,124,520               6,200,936
Net change in unrealized gain or loss on investments .........................               (438,764)              2,790,612
                                                                                          ------------            ------------
  Increase in net assets resulting from operations ...........................             16,657,567               8,992,899
                                                                                          ------------            ------------
Distributions to Shareholders:
Select Class:
    From net investment income ...............................................               (638,500)               (350,856)
    From net realized gains on investments ...................................             (3,470,621)               (537,862)
Adviser Class:
    From net investment income ...............................................               (234,230)               (152,316)
    From net realized gains on investments ...................................             (1,729,395)               (505,447)
                                                                                          ------------            ------------
  Decrease in net assets from distributions to shareholders ..................             (6,072,746)             (1,546,481)
                                                                                          ------------            ------------
Fund Share Transactions:
Select Class:
    Proceeds from shares sold ................................................              8,286,965               5,302,352
    Proceeds from shares acquired in merger ..................................                     --              21,386,350
    Net asset value of shares issued upon reinvestment of distributions ......              2,046,351                 884,514
    Payments for shares redeemed .............................................             (7,135,984)            (11,844,145)
Adviser Class:
    Proceeds from shares sold ................................................              2,003,620                 820,339
    Proceeds from shares acquired in merger ..................................                     --                 493,887
    Net asset value of shares issued upon reinvestment of distributions ......                183,050                 657,332
    Payments for shares redeemed .............................................             (9,217,016)             (8,033,640)
                                                                                          ------------            ------------
  Net increase (decrease) in net assets from fund share transactions .........             (3,833,014)              9,666,989
                                                                                          ------------            ------------
Change in net assets .........................................................              6,751,807              17,113,407
Net Assets:
Beginning of year ............................................................             68,679,247              51,565,840
                                                                                          ------------            ------------
End of year ..................................................................            $75,431,054             $68,679,247
                                                                                          ============            ============
End of year net assets includes undistributed net investment income ..........            $ 2,263,190             $ 1,324,863
                                                                                          ============            ============
Share Transactions:
Select Class:
    Number of shares sold ....................................................                630,372               1,148,784
    Number of shares issued in merger ........................................                     --               2,056,895
    Number of shares issued upon reinvestment of distributions ...............                172,688                  81,841
    Number of shares redeemed ................................................               (556,978)             (1,767,418)
                                                                                          ------------            ------------
  Net increase ...............................................................                246,082               1,520,102
                                                                                          ============            ============
Adviser Class:
    Number of shares sold ....................................................                151,961                 133,505
    Number of shares issued in merger ........................................                     --                  48,739
    Number of shares issued upon reinvestment of distributions ...............                 15,434                  61,119
    Number of shares redeemed ................................................               (707,347)               (797,971)
                                                                                          ------------            ------------
  Net decrease ...............................................................               (539,952)               (554,608)
                                                                                          ============            ============

See Notes to Financial Statements.

Notes to Financial Statements
October 31, 1997
--------------------------------------------------------------------------------

1.  Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. Each Fund is diversified and offers two classes of shares, the Select Class and the Adviser Class. The Select Class shares are offered principally to institutions and are not subject to sales charges or service fees. The Select Class shares were first made available as follows: Money Market, Bond, Aetna Fund, Growth and Income and International Growth on December 27, 1991, Government, Growth and Small Company on January 2, 1994, and Index Plus on December 10, 1996. The Adviser Class shares are offered to all others and are subject to deferred sales charges payable upon redemption within four calendar years after the year of purchase. Additionally, the Adviser Class shares are subject to a shareholder service fee and distribution fees pursuant to Rule 12b-1 of the Act. The Adviser Class shares were first made available to the public on April 15, 1994 for all Funds except Aetna Index Plus Fund, which were made available to the public February 3, 1997.

The following is a brief description of each Fund's investment objective:

      Aetna Money Market Fund (Money Market) seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

      Aetna Government Fund (Government) seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      Aetna Bond Fund (Bond) seeks to provide high total return (i.e., income and capital appreciation) through investment in a diversified portfolio of investment-grade corporate bonds and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The Aetna Fund (Aetna Fund) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

      Aetna Growth and Income Fund (Growth and Income) seeks long-term growth of capital and income through investments in a diversified portfolio primarily of common stocks and convertible securities.

      Aetna Growth Fund (Growth) seeks growth of capital through investment in a diversified portfolio primarily of common stocks and convertible securities.

      Aetna Index Plus Fund (Index Plus) seeks to outperform the total return performance of publicly traded common stocks represented by the Standard and Poor's 500 Composite Stock Price Index (S&P 500), a stock market index comprised of 500 common stocks selected by the Standard and Poor's Corporation.

      Aetna Small Company Fund (Small Company) seeks growth of capital through investment in a diversified portfolio primarily of common stocks and convertible securities.

      Aetna International Growth Fund (International Growth) seeks long-term capital growth primarily through investment in a diversified international portfolio of common stocks principally traded in countries outside of North America.

Aetna Life Insurance and Annuity Company (ALIAC) serves as the Investment Adviser. Aetna Investment Services, Inc. (AISI) serves as the principal underwriter to each Fund. Prior to August 1, 1997, the principal underwriter was ALIAC. Aeltus Investment Management, Inc. (Aeltus) is employed as a subadviser to the Funds.

October 31, 1997
--------------------------------------------------------------------------------

2.  Summary of Significant Accounting Policies

A.  Valuation of Investments

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

Except in Money Market, investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors. Money Market, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  Option Contracts

The Funds (except Money Market) may purchase and write (sell) put options, purchase call options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying Financial Statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C.  Futures and Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded

October 31, 1997
--------------------------------------------------------------------------------

2.  Summary of Significant Accounting Policies (continued)

C.  Futures and Forward Foreign Currency Exchange Contracts (continued)

by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts.

Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D.  Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may invest up to 15% of its total assets in illiquid securities, except Money Market and Index Plus, which may invest up to 10%. Restricted securities are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933 (1933 Act), under Rule 144A or, are securities offered pursuant to Section 4(2) of the 1933 Act. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

E.  Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

F.  Federal Income Taxes

As qualified regulated investment companies, the Funds are relieved of federal income and excise taxes by distributing substantially all of their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

October 31, 1997
--------------------------------------------------------------------------------

2.  Summary of Significant Accounting Policies (continued)

G.  Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

I. Deferred Organizational Costs

Index Plus paid organizational expenses in connection with its start-up and initial registration. Organizational expenses are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares representing initial capital of Index Plus are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

3.  Investment Advisory, Management, Shareholder Services and Distribution Fees

The Funds pay the Investment Adviser annual fees expressed as a percentage of the average daily net assets of each Fund. As the Funds' net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisory fee ranges and the effective rates as of October 31, 1997:

                         Fee        Effective                             Fee        Effective
                        Range         Rate                               Range          Rate
                      ----------    ---------                         ------------  -------------
   Money Market       .40%-.30%       .40%       Growth                .70%-.55%        .70%
   Government         .50%-.40%       .50%       Index Plus            .45%-.375%       .45%
   Bond               .50%-.40%       .50%       Small Company         .85%-.725%       .85%
   Aetna Fund         .80%-.65%       .80%       International Growth  .85%-.70%        .85%
   Growth and Income  .70%-.55%      .625%

Under the terms of a Subadvisory Agreement among the Funds, ALIAC and Aeltus, Aeltus supervises the investment and reinvestment of cash and securities and provides certain related administrative services for each Fund in exchange for fees payable by ALIAC up to 0.55% of each Funds' average daily net assets. For the year ended October 31, 1997, ALIAC paid Aeltus $459,745 for Money Market, $79 for Government, $56,564 for Bond, $505,930 for Aetna Fund, $2,173,263 for Growth and Income, $321,314 for Growth, $562 for Index Plus, $154,066 for Small Company and $412,835 for International Growth in accordance with the terms of the agreement.

Under the terms of an Administrative Services Agreement, ALIAC acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of the Funds' other service providers. Each Fund pays ALIAC a monthly administrative fee at an annual rate based on average daily net assets as follows: 0.25% on the first $250 million; 0.24% on the next $250 million; 0.23% on the next $250 million; 0.22% on the next $250 million; 0.20% on the next $1 billion; and 0.18% on assets over $2.0 billion. Administrative service fees accrued by each fund are reflected in each fund's Statement of Operations.

October 31, 1997
--------------------------------------------------------------------------------

3. Investment Advisory, Management, Shareholder Services and Distribution Fees (continued)

The Company has adopted a Shareholder Services Plan for the Adviser Class shares. Under the Shareholder Service Plan, AISI is paid a service fee at an annual rate of 0.25% (0.10% for the Money Market Fund) of the average daily net assets of the Adviser Class of each Fund. This fee is used as compensation for expenses incurred in servicing shareholder accounts. For the year ended October 31, 1997, the Funds paid AISI $129,747 in service fees, net of waiver of $141,236 for Money Market.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Adviser Class shares. The Distribution Plan provides for payments to AISI at an annual rate of 0.50% of the average daily net assets of the Adviser Class shares of each Fund, except for Money Market. Amounts paid by the Funds are used to pay expenses incurred by Aetna in promoting the sale of the Adviser Class shares. For the year ended October 31, 1997, the Funds paid Aetna $259,494 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Funds' independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 and shareholder service fees incurred by the Adviser Class shares.

4.  Reimbursement from Investment Adviser

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return. The reimbursements for were as follows:

                      Non-Class          Class Specific              Fund
                      Specific              Adviser                  Total
                      --------           --------------           -----------
    Money Market      $1,958,077           $141,236               $2,099,313
    Government           105,786                 --                  105,786
    Bond                 128,800                 --                  128,800
    Index Plus           139,660                 --                  139,660

5.  Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 1997 were:

                               Cost of Purchases         Proceeds from Sales
                               -----------------         -------------------
    Government                  $ 14,895,755                $ 14,281,661
    Bond                          19,689,984                  14,120,703
    Aetna Fund                   104,139,904                  98,473,415
    Growth and Income            788,226,328                 734,470,864
    Growth                       112,670,160                  93,257,394
    Index Plus                    19,811,584                   9,765,181
    Small Company                 39,411,732                  57,357,942
    International Growth         140,165,100                 151,716,063

October 31, 1997
--------------------------------------------------------------------------------

6.  Options

All Funds except Money Market may use options. For the year ended October 31, 1997, the following reflects the written covered call and written put option activity:

                                              Call Options Written
                                  ----------------------------------------------
                                   Number of    Deferred Premium      Realized
        Growth and Income          Contracts        Received        Gain (Loss)
    Outstanding October 31, 1996.      1,928      $ 1,632,779      $         --
     Written.....................      2,607        4,028,859                --
     Cancelled...................     (4,297)      (5,613,389)       (1,980,202)
     Exercised...................        (52)         (12,606)               --
     Expired.....................        (50)         (12,037)           12,037
                                    ---------    -------------      ------------
    Outstanding October 31, 1997.        136      $    23,606       ($1,968,165)
                                    =========    =============      ============

                                                Put Options Written
                                  ----------------------------------------------
                                   Number of    Deferred Premium      Realized
        Growth and Income          Contracts        Received         Gain (Loss)
    Outstanding October 31, 1996.         95        $ 101,962      $         --
     Written.....................        112          145,668                --
     Cancelled...................       (120)        (154,254)           59,120
     Exercised...................         --               --                --
     Expired.....................        (87)         (93,376)           93,375
                                    ---------      -----------      ------------
    Outstanding October 31, 1997.         --       $       --      $    152,495
                                    =========      ===========      ============

7.  Capital Loss Carryforwards

At October 31, 1997, for federal income tax purposes, Government and Bond had capital loss carryforwards:

                       Capital Loss              Year of
    Fund               Carryforward             Expiration
    Government          $ 376,611                  2003
                           47,228                  2005
    ------------------------------------------------------
    Bond                  456,141                  2002
                          315,964                  2003
    ------------------------------------------------------

The Board of Directors will not distribute any realized gains until the above capital loss carryforwards have been offset or expired.

On September 13, 1996, International Growth acquired all of the assets and liabilities of Aetna Asian Growth Fund (Asian Growth). In connection with the acquisition, International Growth assumed approximately $3,000,000 in capital loss carryforward which can be used by International Growth, subject to certain limitations, to offset future captial gains. For the year ended October 31, 1997, the Fund utilized approximately $1,400,000 of this carryforward against current period capital gains. As of October 31, 1997, the Fund had approximately $1,400,000 of the original carryforward remaining to offset future capital gains, if any. This carryforward will expire in the year 2002, if not applied against future capital gains.

8.  Forward Foreign Currency Exchange Contracts

At October 31, 1997, Growth and Income and International Growth had open forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized loss of $152,550 and $245,979, respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

--------------------------------------------------------------------------------

Growth and Income

Exchange          Currency to             U.S. $ Value       Currency to            U.S. $ Value          Unrealized
  Date           be Delivered            October 31, 1997    be Received            October 31, 1997       Gain (Loss)
---------        -------------           ----------------    ------------           -----------------    -------------
Contracts to Buy
11/20/97            433,787                   $433,787      16,100,000                   $453,896          $20,109
                  U.S. Dollar                              Belgian Franc
-------------------------------------------------------------------------------------------------------------------
11/13/97            150,951                    150,951       875,000                      151,857              906
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
11/12/97            317,216                    317,216      38,260,000                    318,717            1,501
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
12/18/97            68,042                      68,042       135,000                       69,799            1,757
                  U.S. Dollar                              Dutch Guilder
-------------------------------------------------------------------------------------------------------------------

Contracts to Sell
11/20/97          16,100,000                   453,896       427,844                      427,844          (26,052)
                 Belgian Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/5/98             1,053,000                   759,664       727,151                      727,151          (32,513)
                  Swiss Franc                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/6/97            2,328,000                 1,352,009      1,315,254                   1,315,254          (36,755)
              German Deutschemark                           U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/5/97             671,000                    390,835       371,613                      371,613          (19,222)
              German Deutschemark                           U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/4/97            1,094,000                   189,549       188,621                      188,621             (928)
                 French Franc                               U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/13/97           4,263,000                   739,846       703,347                      703,347          (36,499)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/14/98            6,217,000                 1,085,683      1,060,922                   1,060,922          (24,761)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/12/97          88,530,000                   737,480       763,848                      763,848           26,368
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/12/97          38,810,000                   323,298       319,292                      319,292           (4,006)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/17/97          138,870,000                1,163,150      1,169,343                   1,169,343            6,193
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/17/97          120,870,000                1,012,386      1,006,231                   1,006,231           (6,155)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/26/98           100,970,000                  850,971       847,775                      847,775           (3,196)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/18/97            919,000                    475,151       462,972                      462,972          (12,179)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/20/98            1,020,000                   528,590       521,472                      521,472           (7,118)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                         ($152,550)
                                                                                                  =================

October 31, 1997
--------------------------------------------------------------------------------

8.  Forward Foreign Currency Exchange Contracts (continued)


International Growth

Exchange          Currency to             U.S. $ Value       Currency to            U.S. $ Value          Unrealized
  Date           be Delivered            October 31, 1997    be Received            October 31, 1997       Gain (Loss)
---------        -------------           ----------------    ------------           -----------------    -------------
Contracts to Sell
11/20/97          22,310,000                  $601,104       592,870                     $592,870          ($8,234)
                 Belgian Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/6/97            1,187,000                   689,932       670,621                      670,621          (19,311)
              German Deutschemark                           U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/6/97             400,000                    229,239       225,989                      225,989           (3,250)
              German Deutschemark                           U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/5/97            1,646,300                   958,500       910,564                      910,564          (47,936)
              German Deutschemark                           U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/13/97            433,000                     74,699        69,572                       69,572           (5,127)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/13/97          11,312,000                 1,966,772      1,843,405                   1,843,405         (123,367)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/14/98            5,701,000                   994,927       972,867                      972,867          (22,060)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/12/97          13,900,000                   115,755       119,931                      119,931            4,176
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
11/12/97          21,520,000                   179,212       177,578                      177,578           (1,634)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/17/97          254,133,000                2,127,327      2,139,200                   2,139,200           11,873
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/17/97          26,260,000                   219,820       218,487                      218,487           (1,333)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/26/98           303,713,200                2,557,895      2,550,069                   2,550,069           (7,826)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/18/97            296,000                    152,985       149,118                      149,118           (3,867)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
12/18/97            263,000                    132,557       132,494                      132,494              (63)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
1/20/98            2,733,000                 1,415,259      1,397,239                   1,397,239          (18,020)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                         ($245,979)
                                                                                                         ==========

--------------------------------------------------------------------------------

9.  Authorized Capital Shares

The Company is authorized to issue a total of 6.8 billion shares. Of those 6.8 billion shares, 3.8 billion have been designated to the Funds described in this report as follows: all of the Funds, except Money Market and International Growth, have been allocated 100 million shares each of Select and Adviser Class shares. Money Market has been allocated one billion shares each of Select and Adviser Class shares and International Growth has been allocated 200 million shares each of Select and Adviser Class shares. As of October 31, 1997, the following shares of the Funds were owned by Aetna and its affiliates:

                                                 Select        Adviser
                                             ----------      ---------
     Money Market                            88,981,752             --
     Government                                 868,094             --
     Bond                                     1,304,823             --
     Aetna Fund                                 652,431             --
     Growth and Income                        1,791,653             --
     Growth                                     340,484             --
     Index Plus                                 648,174          2,365
     Small Company                            1,041,999             --
     International Growth                     2,066,902      1,103,760

10.  Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Funds' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Funds.

                                           Accumulated
                                         Undistributed Net     Accumulated
                             Paid-in       Investment          Net Realized
                             Capital         Income            Gain/(Loss)
                             Increase/       Increase/        on Investments
                            (Decrease)      (Decrease)       Increase/(Decrease)
                            ----------      ----------       -------------------
     Growth and Income       $ 54,407       $ 1,453,501         ($ 1,507,908)
     Growth                    16,847            75,908              (92,755)
     Small Company                 --           154,521             (154,521)
     International Growth   3,009,241         1,839,246           (4,848,487)

--------------------------------------------------------------------------------
Additional Information (Unaudited)

Federal Tax Status of Dividends Declared During the Fiscal Year

All of the income dividends paid by each fund were ordinary income for federal income tax purposes. The percentages of income dividends that qualified for the corporate dividends received deduction were:

     Aetna Fund                          6.66%
     Growth and Income                  10.92%
     Growth                              9.13%
     Index Plus                         13.43%
     Small Company                       4.53%

Financial Highlights
Money Market
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                       Ten-month
                                                                                         period
                                                                                          ended                  Year Ended
                                                        Year Ended October 31,         October 31,               December 31,
                                                  ---------------------------------    -----------      --------------------------
                        SELECT CLASS                1997        1996        1995           1994            1993           1992
------------------------------------------------- ----------  ---------   ---------      ---------       ----------     ---------
Net asset value, beginning of period ...........  $    1.00   $   1.00    $   1.00       $   1.00        $    1.00      $   1.00
                                                  ----------  ---------   ---------      ---------       ----------     ---------
Income from investment operations:
  Net investment income ........................       0.05       0.05        0.06           0.03             0.03          0.04
                                                  ----------  ---------   ---------      ---------       ----------     ---------
        Total from investment operations .......       0.05       0.05        0.06           0.03             0.03          0.04
                                                  ----------  ---------   ---------      ---------       ----------     ---------
Less distributions:
  From net investment income ...................      (0.05)     (0.05)      (0.06)         (0.03)           (0.03)        (0.04)
                                                  ----------  ---------   ---------      ---------       ----------     ---------
        Total distributions ....................      (0.05)     (0.05)      (0.06)         (0.03)           (0.03)        (0.04)
                                                  ----------  ---------   ---------      ---------       ----------     ---------
Net asset value, end of period .................  $    1.00   $   1.00    $   1.00       $   1.00        $    1.00      $   1.00
                                                  ==========  =========   =========      =========       ==========     =========
Total return ...................................       5.49%      5.44%       5.95%          3.33%            3.29%         3.98%
Net assets, end of period (000's) ..............  $ 273,710   $323,281    $275,524       $161,756        $ 107,844      $ 36,522
Ratio of total expenses to average net assets ..       0.37%      0.30%       0.27%          0.21% (1)        0.00%         0.00%
Ratio of net investment income to average
  net assets ...................................       5.31%      5.30%       5.78%          4.05% (1)        3.33%         3.93%
Ratio of net expense before reimbursement
  and waiver to average net assets .............       0.81%      0.83%       0.88% (1)      0.85% (1)        0.95%         1.04%
Ratio of net investment income before
  reimbursement and waiver to average net assets       4.87%      4.78%       5.17%          3.38% (1)        2.38%         2.87%

                                                                                                  Period from
                                                                                                   April 15,
                                                                                                    1994 to
                                                                    Year Ended October 31,         October 31,
                                                              ---------------------------------- -------------
                       ADVISER CLASS                            1997        1996        1995         1994
------------------------------------------------------------- ----------  ---------   ---------    ----------
Net asset value, beginning of period .......................  $    1.00   $   1.00    $   1.00     $    1.00
                                                              ----------  ---------   ---------    ----------
Income from investment operations:
  Net investment income ....................................       0.05       0.05        0.06          0.03
                                                              ----------  ---------   ---------    ----------
        Total from investment operations ...................       0.05       0.05        0.06          0.03
                                                              ----------  ---------   ---------    ----------
Less distributions:
  From net investment income ...............................      (0.05)     (0.05)      (0.06)        (0.03)
                                                              ----------  ---------   ---------    ----------
        Total distributions ................................      (0.05)     (0.05)      (0.06)        (0.03)
                                                              ----------  ---------   ---------    ----------
Net asset value, end of period .............................  $    1.00   $   1.00    $   1.00     $    1.00
                                                              ==========  =========   =========    ==========
Total return (does not reflect applicable sales charges)....       5.49%      5.44%       5.95%         2.41%
Net assets, end of period (000's) ..........................  $ 156,530   $119,849    $ 78,726     $  47,350
Ratio of total expenses to average net assets ..............       0.37%      0.30%       0.26%         0.21% (1)
Ratio of net investment income to average net assets .......       5.31%      5.30%       5.79%         4.27% (1)
Ratio of net expense before reimbursement and waiver to
  average net assets .......................................       0.91%      0.93%       0.87%         0.92% (1)
Ratio of net investment income before reimbursement and
  waiver to average net assets .............................       4.77%      4.67%       5.19%         3.67% (1)

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Government
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                                             Ten-month
                                                                                                            period ended

                                                                              Year Ended October 31,        October 31,

                                                                         ---------------------------------  -------------
                            SELECT CLASS                                  1997         1996        1995          1994
---------------------------------------------------------------------    --------     --------    --------     ---------
Net asset value, beginning of period ...............................     $  9.80      $ 10.01     $  9.41      $ 10.00
Income from investment operations:
  Net investment income ............................................        0.58         0.56        0.64         0.40
  Net realized and change in unrealized
     gain (loss) on investments.....................................        0.21        (0.13)       0.59        (0.63)
                                                                         --------     --------    --------     --------
        Total from investment operations ...........................        0.79         0.43        1.23        (0.23)
                                                                         --------     --------    --------     --------
Less distributions:
  From net investment income .......................................       (0.60)       (0.64)      (0.63)       (0.36)
                                                                         --------     --------    --------     --------
        Total distributions ........................................       (0.60)       (0.64)      (0.63)       (0.36)
                                                                         --------     --------    --------     --------
Net asset value, end of period .....................................     $  9.99      $  9.80     $ 10.01      $  9.41
                                                                         ========     ========    ========     ========
Total return .......................................................        8.39%        4.43%      13.58%       (2.37)%
Net assets, end of period (000's) ..................................     $10,217      $10,662     $19,154      $26,110
Ratio of total expenses to average net assets ......................        0.70%        0.70%       0.70%        0.41% (1)
Ratio of net investment income to average net assets ...............        5.91%        5.67%       6.79%        5.29% (1)
Ratio of net expense before reimbursement and waiver to average net
  assets ...........................................................        1.70%        1.57%       1.30%        1.16% (1)
Ratio of net investment income before reimbursement and waiver to
  average net assets ...............................................        4.91%        4.80%       6.19%        4.54% (1)
Portfolio turnover rate ............................................      147.78%       50.48%     117.31%       43.63%

                                                                                                             Period from
                                                                                                              April 15,
                                                                                                               1994 to
                                                                                Year Ended October 31,        October 31,
                                                                         ---------------------------------   ------------
                           ADVISER CLASS                                  1997         1996        1995         1994
---------------------------------------------------------------------    --------     --------    --------     --------
Net asset value, beginning of period ...............................     $  9.79      $ 10.00     $  9.41      $  9.67
                                                                         --------     --------    --------     --------
Income from investment operations:
  Net investment income ............................................        0.51         0.48        0.60         0.24
  Net realized and change in unrealized gain (loss) on investments..        0.21        (0.13)       0.56        (0.24)
                                                                         --------     --------    --------     --------
        Total from investment operations ...........................        0.72         0.35        1.16           --
                                                                         --------     --------    --------     --------
Less distributions:
  From net investment income .......................................       (0.52)       (0.56)      (0.57)       (0.26)
                                                                         --------     --------    --------     --------
        Total distributions ........................................       (0.52)       (0.56)      (0.57)       (0.26)
                                                                         --------     --------    --------     --------
Net asset value, end of period .....................................     $  9.99      $  9.79     $ 10.00      $  9.41
                                                                         ========     ========    ========     ========
Total return (does not reflect applicable sales charges)............        7.67%        3.75%      12.60%       (0.06)%
Net assets, end of period (000's) ..................................     $   531      $   526     $   405      $   151
Ratio of total expenses to average net assets ......................        1.45%        1.45%       1.51%        1.28% (1)
Ratio of net investment income to average net assets ...............        5.16%        4.96%       6.02%        4.68% (1)
Ratio of net expense before reimbursement and waiver to average net
  assets ...........................................................        2.45%        2.32%       2.11%        2.11% (1)
Ratio of net investment income before reimbursement and waiver to
  average net assets ...............................................        4.16%        4.09%       5.42%        3.85% (1)
Portfolio turnover rate ............................................      147.78%       50.48%     117.31%       43.63%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Financial Highlights
Bond
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                         Ten-month
                                                                                          period
                                                                                           ended              Year Ended
                                                         Year Ended October 31,          October 31,          December 31,
                                                    ----------------------------------  ------------      ----------------------
                        SELECT CLASS                    1997        1996        1995        1994            1993        1992
----------------------------------------------------- ----------  ---------   ---------   ---------       ----------  ---------
Net asset value, beginning of period ...............  $   10.09   $  10.27    $   9.58    $  10.37        $    9.99   $  10.00
Income from investment operations:
  Net investment income ............................       0.62       0.65        0.65        0.52             0.55       0.53
  Net realized and change in unrealized
    gain (loss) on investments......................       0.13      (0.15)       0.65       (0.86)            0.45       0.16
                                                      ----------  ---------   ---------   ---------       ----------  ---------
        Total from investment operations ...........       0.75       0.50        1.30       (0.34)            1.00       0.69
                                                      ----------  ---------   ---------   ---------       ----------  ---------
Less distributions:
  From net investment income .......................      (0.62)     (0.68)      (0.61)      (0.45)           (0.55)     (0.53)
  From net realized gains on investments ...........         --         --          --          --            (0.07)     (0.17)
                                                      ----------  ---------   ---------   ---------       ----------  ---------
        Total distributions ........................      (0.62)     (0.68)      (0.61)      (0.45)           (0.62)     (0.70)
                                                      ----------  ---------   ---------   ---------       ----------  ---------
Net asset value, end of period .....................  $   10.22   $  10.09    $  10.27    $   9.58        $   10.37   $   9.99
                                                      ==========  =========   =========   =========       ==========  =========
Total return .......................................       7.72%      5.09%      14.06%      (3.31)%          10.20%      7.23%
Net assets, end of period (000's) ..................  $  34,080   $ 28,864    $ 32,778    $ 27,584        $  46,788   $ 37,209
Ratio of total expenses to average net assets ......       0.75%      0.75%       0.79%       0.76% (1)        0.47%      0.05%

Ratio of net investment income to average net assets       6.07%      6.16%       6.56%       6.29% (1)        5.34%      5.44%
Ratio of net expense before reimbursement and
  waiver to average net assets .....................       1.14%      1.16%       1.06%       1.06% (1)        1.01%      1.10%
Ratio of net investment income before
  reimbursement and waiver to average net assets ...       5.68%      5.75%       6.25%       5.98% (1)        4.80%      4.39%
Portfolio turnover rate ............................      48.56%     42.33%      56.99%      51.80%           50.01%     57.05%

                                                                                                 Period from
                                                                                                  April 15,
                                                                                                    1994 to
                                                                      Year Ended October 31,      October 31,
                                                              ---------------------------------  ------------
                       ADVISER CLASS                            1997        1996        1995        1994
------------------------------------------------------------- ----------  ---------   ---------   ---------
Net asset value, beginning of period .......................  $   10.09   $  10.27    $   9.58    $   9.92
                                                              ----------  ---------   ---------   ---------
Income from investment operations:
  Net investment income ....................................       0.54       0.62        0.56        0.28
  Net realized and change in unrealized gain (loss) on
    investments.............................................       0.13      (0.20)       0.66       (0.35)
                                                              ----------  ---------   ---------   ---------
        Total from investment operations ...................       0.67       0.42        1.22       (0.07)
                                                              ----------  ---------   ---------   ---------
Less distributions:
  From net investment income ...............................      (0.54)     (0.60)      (0.53)      (0.27)
                                                              ----------  ---------   ---------   ---------
        Total distributions ................................      (0.54)     (0.60)      (0.53)      (0.27)
                                                              ----------  ---------   ---------   ---------
Net asset value, end of period .............................  $   10.22   $  10.09    $  10.27    $   9.58
                                                              ==========  =========   =========   =========
Total return (does not reflect applicable sales charges)....       6.89%      4.27%      13.28%      (0.68)%
Net assets, end of period (000's) ..........................  $   1,006   $    877    $  7,340    $ 25,405
Ratio of total expenses to average net assets ..............       1.50%      1.50%       1.50%       1.49% (1)

Ratio of net investment income to average net assets .......       5.32%      5.47%       5.91%       5.36% (1)
Ratio of net expense before reimbursement and waiver to
  average net assets .......................................       1.89%      1.91%       1.82%       1.81% (1)
Ratio of net investment income before reimbursement and
  waiver to average net assets .............................       4.93%      5.06%       5.60%       5.04% (1)
Portfolio turnover rate ....................................      48.56%     42.33%      56.99%      51.80%

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Aetna Fund
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                          Ten-month
                                                                                           period
                                                                                            ended                Year Ended
                                                            Year Ended October 31,        October 31,            December 31,
                                                       --------------------------------- ------------       -----------------------
                        SELECT CLASS                     1997        1996        1995        1994              1993       1992
------------------------------------------------------ ----------  ---------   ---------   ---------         ---------  ----------
Net asset value, beginning of period ................  $   13.52   $  12.36    $  10.65    $  10.82         $   10.18   $  10.00
Income from investment operations:
  Net investment income .............................       0.33       0.31        0.35        0.23              0.34       0.43
  Net realized and change in unrealized
    gain (loss) on investments ......................       2.04       1.77        1.69       (0.28)             0.64       0.24
                                                       ----------  ---------   ---------   ---------        ----------  ---------
        Total from investment operations ............       2.37       2.08        2.04       (0.05)             0.98       0.67
                                                       ----------  ---------   ---------   ---------        ----------  ---------
Less distributions:
  From net investment income ........................      (0.30)     (0.35)      (0.33)      (0.12)            (0.30)     (0.39)
  In excess of net investment income ................         --         --          --          --             (0.01)     (0.10)
  From net realized gains on investments ............      (1.50)     (0.57)         --          --             (0.03)        --
                                                       ----------  ---------   ---------   ---------        ----------  ---------
        Total distributions .........................      (1.80)     (0.92)      (0.33)      (0.12)            (0.34)     (0.49)
                                                       ----------  ---------   ---------   ---------        ----------  ---------
Net asset value, end of period ......................  $   14.09   $  13.52    $  12.36    $  10.65         $   10.82   $  10.18
                                                       ==========  =========   =========   =========        ==========  =========
Total return ........................................      19.57%     17.63%      19.45%      (0.42)%            9.84%      6.64%
Net assets, end of period (000's) ...................  $ 105,813   $ 88,625    $ 83,941    $ 76,267         $  63,982   $ 37,726
Ratio of total expenses to average net assets .......       1.24%      1.31%       1.27%       1.09% (1)         0.93%      0.07%
Ratio of net investment income to
  average net assets ................................       2.43%      2.42%       3.14%       2.65% (1)         3.21%      4.31%
Ratio of net expense before reimbursement
  and waiver to average net assets ..................       1.24%      1.31%       1.30%       1.32% (1)         1.34%      1.47%
Ratio of net investment income before
  reimbursement and waiver to average net assets ....       2.43%      2.42%       3.11%       2.42% (1)         2.79%      2.91%
Portfolio turnover rate .............................     116.69%    117.88%     129.05%      86.10%            19.95%     13.35%
Average commission rate paid per share on
  purchases of equity securities.....................  $  0.0493   $ 0.0557          --          --                --         --

                                                                                                  Period from
                                                                                                   April 15,
                                                                                                    1994 to
                                                                     Year Ended October 31,       October 31,
                                                              ---------------------------------- ---------------
                       ADVISER CLASS                            1997        1996        1995          1994
------------------------------------------------------------- ----------  ---------   ---------     ---------
Net asset value, beginning of period .......................  $   13.49   $  12.34    $  10.62      $  10.54
                                                              ----------  ---------   ---------     ---------
Income from investment operations:
  Net investment income ....................................       0.23       0.20        0.23          0.19
  Net realized and change in unrealized gain (loss) on
    investments ............................................       2.03       1.79        1.91            --
                                                               ----------  ---------   ---------     ---------
        Total from investment operations ...................       2.26       1.99        2.14          0.19
                                                              ----------  ---------   ---------     ---------
Less distributions:
  From net investment income ...............................      (0.20)     (0.27)      (0.42)        (0.11)
  From net realized gains on investments ...................      (1.50)     (0.57)         --            --
                                                              ----------  ---------   ---------     ---------
        Total distributions ................................      (1.70)     (0.84)      (0.42)        (0.11)
                                                              ----------  ---------   ---------     ---------
Net asset value, end of period .............................  $   14.05   $  13.49    $  12.34      $  10.62
                                                              ==========  =========   =========     =========
Total return (does not reflect applicable sales charges)....      18.64%     16.83%      18.32%         1.84%
Net assets, end of period (000's) ..........................  $   6,289   $  3,783    $  1,362      $ 26,396
Ratio of total expenses to average net assets ..............       1.99%      2.07%       2.04%         1.87% (1)
Ratio of net investment income to average net assets .......       1.68%      1.60%       2.61%         1.90% (1)
Ratio of net expense before reimbursement and waiver to
  average net assets .......................................       1.99%      2.07%       2.07%         2.06% (1)
Ratio of net investment income before reimbursement and
  waiver to average net assets                                     1.68%      1.60%       2.58%         1.67% (1)
Portfolio turnover rate ....................................     116.69%    117.88%     129.05%        86.10%
Average commission rate paid per share on purchases of
  equity securities.........................................  $  0.0493   $ 0.0557          --            --

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Financial Highlights
Growth and Income
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                    Ten-month
                                                                                     period
                                                                                      ended               Year Ended
                                                    Year Ended October 31,          October 31,           December  31,
                                                ---------------------------------  ------------      ---------------------
                        SELECT CLASS              1997        1996        1995        1994             1993        1992
----------------------------------------------- ----------  ---------   ---------   ---------        ----------  ---------
Net asset value, beginning of period .........  $   15.74   $  13.46    $  11.11    $  11.03         $   10.51   $  10.00
                                                ----------  ---------   ---------   ---------        ----------  ---------
Income from investment operations:
  Net investment income ......................       0.15       0.19        0.21        0.12              0.19       0.26
  Net realized and change in unrealized
    gain (loss) on investments ...............       5.00       3.09        2.27        0.04              0.50       0.51
                                                ----------  ---------   ---------   ---------        ----------  ---------
        Total from investment operations .....       5.15       3.28        2.48        0.16              0.69       0.77
                                                ----------  ---------   ---------   ---------        ----------  ---------
Less distributions:
  From net investment income .................      (0.21)     (0.24)      (0.13)      (0.08)            (0.16)     (0.26)
  From net realized gains on investments .....      (2.60)     (0.76)         --          --             (0.01)        --
                                                ----------  ---------   ---------   ---------        ----------  ---------
        Total distributions ..................      (2.81)     (1.00)      (0.13)      (0.08)            (0.17)     (0.26)
                                                ----------  ---------   ---------   ---------        ----------  ---------
Net asset value, end of period ...............  $   18.08   $  15.74    $  13.46    $  11.11         $   11.03   $  10.51
                                                ==========  =========   =========   =========        ==========  =========
Total return .................................      37.44%     25.69%      22.58%       1.40%             6.58%      7.81%
Net assets, end of period (000's) ............  $ 595,969   $377,784    $356,803    $301,360         $  60,127   $ 31,473
Ratio of total expenses to average
   net assets ................................       1.00%      1.08%       1.10%       0.92% (1)         1.13%      0.33%
Ratio of net investment income to
   average net assets ........................       0.93%      1.35%       1.73%       1.51% (1)         1.77%      2.83%
Ratio of net expense before reimbursement
  and waiver to average net assets ...........       1.00%      1.08%       1.10%       1.03% (1)         1.27%      1.72%
Ratio of net investment income before
  reimbursement and waiver to average
  net assets .................................       0.93%      1.35%       1.73%       1.39% (1)         1.55%      1.44%
Portfolio turnover rate ......................     157.92%    106.09%     127.43%      54.13%            23.60%     14.44%
Average commission rate paid per share
  on purchases of equity securities...........  $  0.0474   $ 0.0505          --          --                --         --

                                                                                                  Period from
                                                                                                   April 15,
                                                                                                    1994 to
                                                                    Year Ended October 31,        October 31,
                                                                -------------------------------- --------------
                       ADVISER CLASS                              1997       1996        1995        1994
-------------------------------------------------------------   ---------  ----------  ---------   ---------
Net asset value, beginning of period .......................    $  15.69   $   13.43   $  11.08    $  10.75
                                                                ---------  ----------  ---------   ---------
Income from investment operations:
  Net investment income ....................................        0.03        0.08       0.12        0.11
  Net realized and change in unrealized gain (loss) on
    investments ...........................................         4.99        3.08       2.31        0.30
                                                                ---------  ----------  ---------   ---------
        Total from investment operations ...................        5.02        3.16       2.43        0.41
                                                                ---------  ----------  ---------   ---------
Less distributions:
  From net investment income ...............................       (0.10)      (0.14)     (0.08)      (0.08)
  From net realized gains on investments ...................       (2.60)      (0.76)        --          --
                                                                ---------  ----------  ---------   ---------
        Total distributions ................................       (2.70)      (0.90)     (0.08)      (0.08)
                                                                ---------  ----------  ---------   ---------
Net asset value, end of period .............................    $  18.01   $   15.69   $  13.43    $  11.08
                                                                =========  ==========  =========   =========
Total return (does not reflect applicable sales charges)....       36.49%      24.70%     21.90%       3.71%
Net assets, end of period (000's) ..........................    $ 15,955   $   6,638   $  2,217    $  5,740
Ratio of total expenses to average net assets ..............        1.75%       1.83%      1.84%       2.32% (1)
Ratio of net investment income to average net assets .......        0.18%       0.55%      1.14%       1.74% (1)
Ratio of net expense before reimbursement and waiver to
  average net assets .......................................        1.75%       1.83%      1.84%       2.42% (1)
Ratio of net investment income before reimbursement and
  waiver to average net assets .............................        0.18%       0.55%      1.14%       1.65% (1)
Portfolio turnover rate ....................................      157.92%     106.09%    127.43%      54.13%
Average commission rate paid per share on purchases of
  equity securities.........................................    $ 0.0474   $  0.0505         --          --

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Growth
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                                             Ten-month
                                                                                                              period
                                                                                                               ended
                                                                                Year Ended October 31,      October 31,
                                                                         ---------------------------------- ------------
                            SELECT CLASS                                  1997         1996        1995         1994
---------------------------------------------------------------------    --------     --------    --------     --------
Net asset value, beginning of period ...............................     $ 14.36      $ 13.75     $ 10.78      $ 10.00
                                                                         --------     --------    --------     --------
Income from investment operations:
  Net investment income ............................................        0.01         0.03        0.04         0.09
  Net realized and change in unrealized gain (loss) on investments..        3.88         2.39        3.02         0.69
                                                                         --------     --------    --------     --------
        Total from investment operations ...........................        3.89         2.42        3.06         0.78
                                                                         --------     --------    --------     --------
Less distributions:
  From net investment income .......................................       (0.03)       (0.05)      (0.08)          --
  From net realized gains on investments ...........................       (1.20)       (1.76)      (0.01)          --
                                                                         --------     --------    --------     --------
        Total distributions ........................................       (1.23)       (1.81)      (0.09)          --
                                                                         --------     --------    --------     --------
Net asset value, end of period .....................................     $ 17.02      $ 14.36     $ 13.75      $ 10.78
                                                                         ========     ========    ========     ========
Total return .......................................................       28.95%       19.82%      28.79%        7.70%
Net assets, end of period (000's) ..................................     $82,186      $45,473     $36,936      $27,188
Ratio of total expenses to average net assets ......................        1.17%        1.28%       1.20%        0.92% (1)
Ratio of net investment income to average net assets ...............        0.08%        0.20%       0.36%        1.10% (1)
Ratio of net expense before reimbursement and waiver
  to average net assets ............................................        1.17%        1.28%       1.30%        1.42% (1)
Ratio of net investment income before reimbursement
  and waiver to average net assets .................................        0.08%        0.20%       0.26%        0.60% (1)
Portfolio turnover rate ............................................      141.07%      144.19%     171.75%      120.32%
Average commission rate paid per share on purchases
  of equity securities..............................................     $0.0605      $0.0598          --           --

                                                                                                             Period from
                                                                                                              April 15,
                                                                                                                1994 to
                                                                               Year Ended October 31,        October 31,
                                                                         ---------------------------------  --------------
                           ADVISER CLASS                                  1997         1996        1995         1994
---------------------------------------------------------------------    --------     --------    --------     --------
Net asset value, beginning of period ...............................     $ 14.17      $ 13.63     $ 10.74      $ 10.26
                                                                         --------     --------    --------     --------
Income from investment operations:
  Net investment income ............................................       (0.11)       (0.08)      (0.06)       (0.02)
  Net realized and change in unrealized gain (loss) on investments..        3.84         2.38        3.00         0.50
                                                                         --------     --------    --------     --------
        Total from investment operations ...........................        3.73         2.30        2.94         0.48
                                                                         --------     --------    --------     --------
Less distributions:
  From net investment income .......................................          --           --       (0.05)          --
  From net realized gains on investments ...........................       (1.14)       (1.76)         --           --
                                                                         --------     --------    --------     --------
        Total distributions ........................................       (1.14)       (1.76)      (0.05)          --
                                                                         --------     --------    --------     --------
Net asset value, end of period .....................................     $ 16.76      $ 14.17     $ 13.63      $ 10.74
                                                                         ========     ========    ========     ========
Total return (does not reflect applicable sales charges)............       28.05%       18.97%      27.92%        4.58%
Net assets, end of period (000's) ..................................     $ 8,647      $ 4,615     $ 1,727      $   417
Ratio of total expenses to average net assets ......................        1.92%        2.03%       2.03%        1.72% (1)
Ratio of net investment income to average net assets ...............       (0.67)%      (0.59)%     (0.47)%      (0.25)% (1)
Ratio of net expense before reimbursement and waiver to
  average net assets ...............................................        1.92%        2.03%       2.14%        2.17% (1)
Ratio of net investment income before reimbursement
  and waiver to average net assets .................................       (0.67)%      (0.59)%     (0.58)%      (0.71)% (1)
Portfolio turnover rate ............................................      141.07%      144.19%     171.75%      120.32%
Average commission rate paid per share on purchases
  of equity  securities.............................................     $0.0605      $0.0598          --           --

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Financial Highlights
Index Plus
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                            Period from
                                                           December 10,
                                                              1996 to
                                                            October 31,
                                                         ------------------
                              SELECT CLASS                     1997
--------------------------------------------------------     ----------
Net asset value, beginning of period ...................      $ 10.00
                                                              --------
Income from investment operations:
  Net investment income ................................         0.12
  Net realized and change in unrealized gain (loss)
    on investments .....................................         2.33
                                                              --------
        Total from investment operations ...............         2.45
                                                              --------
Less distributions:
  From net investment income ...........................        (0.02)
                                                              --------
        Total distributions ............................        (0.02)
                                                              --------
Net asset value, end of period .........................      $ 12.43
                                                              ========
Total return ...........................................        24.49%
Net assets, end of period (000's) ......................      $10,876
Ratio of total expenses to average net assets ..........         0.70% (1)
Ratio of net investment income to average net assets ...         1.15% (1)
Ratio of net expense before reimbursement
  and waiver to average net assets .....................         1.95% (1)
Ratio of net investment income before
  reimbursement and waiver to average net assets .......        (0.11)% (1)
Portfolio turnover rate ................................        82.31%
Average commission rate paid per share on purchases
  of equity securities .................................      $0.0382


                                                               Period from
                                                               February 3,
                                                                 1997 to
                                                               October 31,
                                                             ----------------
                             ADVISER CLASS                       1997
-----------------------------------------------------------     --------
Net asset value, beginning of period ......................     $ 10.57
                                                                --------
Income from investment operations:
  Net investment income ...................................        0.02
  Net realized and change in unrealized gain (loss)
    on investments ........................................        1.77
                                                                --------
        Total from investment operations ..................        1.79
                                                                --------
Net asset value, end of period ............................     $ 12.36
                                                                ========
Total return (does not reflect applicable sales charges)...       16.93%
Net assets, end of period (000's) .........................     $ 1,833
Ratio of total expenses to average net assets .............        1.45% (1)
Ratio of net investment income to average net assets ......        0.16% (1)
Ratio of net expense before reimbursement and waiver
  to average net assets ...................................        2.98% (1)
Ratio of net investment income before reimbursement
  and waiver to average net assets ........................       (1.36)% (1)
Portfolio turnover rate ...................................       82.31%
Average commission rate paid per share on purchases of
  equity securities .......................................     $0.0382

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Small Company
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                                             Ten-month
                                                                                                            period ended
                                                                              Year Ended October 31,        October 31,
                                                                         --------------------------------- ---------------
                            SELECT CLASS                                  1997         1996        1995         1994
---------------------------------------------------------------------    --------     --------    --------     --------
Net asset value, beginning of period ...............................     $ 14.67      $ 13.52     $ 10.39      $ 10.00
                                                                         --------     --------    --------     --------
Income from investment operations:
  Net investment income ............................................       (0.06)       (0.08)         --         0.02
  Net realized and change in unrealized
    gain (loss) on investments ....................................         4.45         2.64        3.15         0.37
                                                                         --------     --------    --------     --------
        Total from investment operations ...........................        4.39         2.56        3.15         0.39
                                                                         --------     --------    --------     --------
Less distributions:
  From net investment income .......................................          --           --       (0.02)          --
  From net realized gains on investments ...........................       (3.51)       (1.41)         --           --
                                                                         --------     --------    --------     --------
        Total distributions ........................................       (3.51)       (1.41)      (0.02)          --
                                                                         --------     --------    --------     --------
Net asset value, end of period .....................................     $ 15.55      $ 14.67     $ 13.52      $ 10.39
                                                                         ========     ========    ========     ========
Total return .......................................................       37.80%       19.78%      30.39%        3.90%
Net assets, end of period (000's) ..................................     $22,661      $32,125     $33,511      $25,879
Ratio of total expenses to average net assets ......................        1.58%        1.44%       1.41%        1.15% (1)
Ratio of net investment income to average net assets ...............       (0.42)%      (0.53)%     (0.01)%       0.21% (1)
Ratio of net expense before reimbursement
  and waiver to average net assets .................................        1.58%        1.44%       1.49%        1.58% (1)
Ratio of net investment income before
  reimbursement and waiver to average net assets ...................       (0.42)%      (0.53)%     (0.08)%      (0.22)% (1)
Portfolio turnover rate ............................................      150.43%      163.21%     156.43%      116.28%
Average commission rate paid per share
  on purchases of equity securities.................................     $0.0575      $0.0575          --           --

                                                                                                             Period from
                                                                                                              April 15,
                                                                                                               1994 to
                                                                               Year Ended October 31,         October 31,
                                                                         ---------------------------------  --------------
                           ADVISER CLASS                                  1997         1996        1995         1994
---------------------------------------------------------------------    --------     --------    --------     --------
Net asset value, beginning of period ...............................     $ 14.42      $ 13.39     $ 10.35      $ 10.24
                                                                         --------     --------    --------     --------
Income from investment operations:
  Net investment income ............................................       (0.16)       (0.18)      (0.11)       (0.04)
  Net realized and change in unrealized gain (loss)
    on investments .................................................        4.36         2.62        3.15         0.15
                                                                         --------     --------    --------     --------
        Total from investment operations ...........................        4.20         2.44        3.04         0.11
                                                                         --------     --------    --------     --------
Less distributions:
  From net realized gains on investments............................       (3.42)       (1.41)         --           --
                                                                         --------     --------    --------     --------
        Total distributions ........................................       (3.42)       (1.41)         --           --
                                                                         --------     --------    --------     --------
Net asset value, end of period .....................................     $ 15.20      $ 14.42     $ 13.39      $ 10.35
                                                                         ========     ========    ========     ========
Total return (does not reflect applicable sales charges)............       36.73%       19.02%      29.44%        0.98%
Net assets, end of period (000's) ..................................     $ 7,077      $ 3,884     $ 1,285      $   205
Ratio of total expenses to average net assets ......................        2.33%        2.20%       2.23%        1.78% (1)
Ratio of net investment income to average net assets ...............       (1.17)%      (1.26)%     (0.89)%      (0.72)% (1)
Ratio of net expense before reimbursement and waiver
  to average net assets ............................................        2.33%        2.20%       2.30%        2.14% (1)
Ratio of net investment income before reimbursement
  and waiver to average net assets .................................       (1.17)%      (1.26)%     (0.97)%      (1.07)% (1)
Portfolio turnover rate ............................................      150.43%      163.21%     156.43%      116.28%
Average commission rate paid per share on
  purchases of equity securities....................................     $0.0575      $0.0575          --           --

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

Financial Highlights
International Growth
--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                                                        Ten-month
                                                                                      period ended              Year Ended
                                                          Year Ended October 31,       October 31,             December 31,
                                                     -----------------------------------------------      ---------------------
                        SELECT CLASS                   1997        1996        1995        1994             1993        1992
---------------------------------------------------- ----------  ---------   ---------   ---------        ----------  ---------
Net asset value, beginning of period ..............  $   11.79   $  10.62    $  11.56    $  11.17         $    8.88   $  10.00
                                                     ----------  ---------   ---------   ---------        ----------  ---------
Income from investment operations:
  Net investment income ...........................       0.02       0.03        0.11        0.06              0.05       0.06
  Net realized and change in unrealized
    gain (loss) on  investments...................        2.89       1.59       (0.09)       0.33              2.65      (1.15)
                                                     ----------  ---------   ---------   ---------        ----------  ---------
        Total from investment operations ..........       2.91       1.62        0.02        0.39              2.70      (1.09)
                                                     ----------  ---------   ---------   ---------        ----------  ---------
Less distributions:
  From net investment income ......................      (0.16)     (0.19)      (0.40)         --             (0.05)     (0.03)
  In excess of net investment income ..............         --         --          --          --             (0.34)        --
  From net realized gains on investments ..........      (0.89)     (0.26)      (0.56)         --             (0.02)        --
                                                     ----------  ---------   ---------   ---------        ----------  ---------
        Total distributions .......................      (1.05)     (0.45)      (0.96)         --             (0.41)     (0.03)
                                                     ----------  ---------   ---------   ---------        ----------  ---------
Net asset value, end of period ....................  $   13.65   $  11.79    $  10.62    $  11.56         $   11.17   $   8.88
                                                     ==========  =========   =========   =========        ==========  =========
Total return ......................................      26.02%     15.61%      (0.04)%      3.49%            30.37%    (10.84)%
Net assets, end of period (000's) .................  $  56,369   $ 45,786    $ 25,102    $ 31,479         $  39,847   $ 26,640
Ratio of total expenses to average net assets .....       1.72%      2.17%       1.37%       1.66% (1)         1.48%      0.50%
Ratio of net investment income to average
  net assets ......................................       0.18%      0.40%       1.02%       0.71% (1)         0.50%      1.36%
Ratio of net expense before reimbursement
  and waiver to average net assets ................       1.72%      2.17%       1.50%       1.80% (1)         1.77%      2.98%
Ratio of net investment income before
  reimbursement and waiver to average
  net assets ......................................       0.18%      0.40%       0.88%       0.57% (1)         0.20%     (1.12)%
Portfolio turnover rate ...........................     194.41%    135.92%      32.91%      81.67%           110.38%     81.74%
Average commission rate paid per share
  on purchases of equity securities................  $  0.0115   $ 0.0178          --          --                --         --

                                                                                                 Period from
                                                                                                April 15, 1994
                                                                   Year Ended October 31,       to October 31,
                                                              ---------------------------------  ------------
                       ADVISER CLASS                            1997        1996        1995        1994
------------------------------------------------------------- ----------  ---------   ---------   ---------
Net asset value, beginning of period .......................  $   11.77   $  10.59    $  11.51    $  11.24
                                                              ----------  ---------   ---------   ---------
Income from investment operations:
  Net investment income ....................................      (0.07)     (0.05)       0.03        0.01
  Net realized and change in unrealized gain (loss) on
    investments.............................................       2.88       1.57       (0.20)       0.26
                                                              ----------  ---------   ---------   ---------
        Total from investment operations ...................       2.81       1.52       (0.17)       0.27
                                                              ----------  ---------   ---------   ---------
Less distributions:
  From net investment income ...............................      (0.12)     (0.08)      (0.27)         --
  From net realized gains on investments ...................      (0.89)     (0.26)      (0.48)         --
                                                              ----------  ---------   ---------   ---------
        Total distributions ................................      (1.01)     (0.34)      (0.75)         --
                                                              ----------  ---------   ---------   ---------
Net asset value, end of period .............................  $   13.57   $  11.77    $  10.59    $  11.51
                                                              ==========  =========   =========   =========
Total return (does not reflect applicable sales charges)....      25.07%     14.67%      (0.81)%      2.40%
Net assets, end of period (000's) ..........................  $  19,063   $ 22,893    $ 26,464    $ 26,647
Ratio of total expenses to average net assets ..............       2.47%      2.94%       2.12%       2.27% (1)
Ratio of net investment income to average net assets .......      (0.57)%    (0.42)%      0.27%       0.17% (1)
Ratio of net expense before reimbursement and waiver to
  average net assets .......................................       2.47%      2.94%       2.25%       2.41% (1)
Ratio of net investment income before reimbursement and
  waiver to average net assets .............................      (0.57)%    (0.42)%      0.14%       0.02% (1)
Portfolio turnover rate ....................................     194.41 %   135.92%      32.91%      81.67%
Average commission rate paid per share on purchases of
  equity securities.........................................  $  0.0115   $ 0.0178          --          --

(1) Annualized.

Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

                          Independent Auditors' Report

The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Money Market Fund, Government Fund, Bond Fund, The Aetna Fund, Growth and Income Fund, Growth Fund, Index Plus Fund, Small Company Fund and International Growth Fund, portfolios of Aetna Series Fund, Inc. (the Funds), as of October 31, 1997, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for Select Class shares for each of the years or periods in the three-year period ended October 31, 1997 and the ten-month period ended October 31, 1994 and financial highlights for Adviser Class shares for each of the years or periods in the three-year period ended October 31, 1997 and the period from April 15, 1994 (date of initial public offering) to October 31, 1994 and financial highlights for each of the years in the two-year period ended December 31, 1993 for Select Class shares of Money Market Fund, Bond Fund, The Aetna Fund, Growth and Income Fund and International Growth Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1997, results of their operations for the year or period then ended, changes in their net assets for each of the years or periods in the two-year period then ended and financial highlights for the years and periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Hartford, Connecticut
December 12, 1997

                      [This page intentionally left blank]

Aetna Money Market Fund

Aetna Government Fund

Aetna Bond Fund

The Aetna Fund

Aetna Growth and Income Fund

Aetna Growth Fund

Aetna Index Plus Fund

Aetna Small Company Fund

Aetna International Growth Fund



This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus.

Mutual funds are available through local representatives of Aetna Investment Services, Inc., 151 Farmington Avenue, Hartford, CT 06156

Printed on recycled paper


ANN.AETSER-97